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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
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                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
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               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 09/30/07
                          -------------------------


GE Funds

                                                       Letter from the President

DEAR SHAREHOLDER:

Attached is the annual report for the GE Funds for the twelve-month period ended September 30, 2007. The report contains information about the performance of your fund, and other fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The volatility during the third quarter left many global investors wondering what was actually going on in the financial markets and their underlying economies. Uncertainty has been one of the few things to count on recently and anxious investors, uncomfortable with uncertainty, wondered whether the recent investment turbulence was a blip in marketplace psychology or a harbinger of the future. Investors are asking themselves if they can take comfort from the remarkable recoveries enjoyed in September by many global markets, which downplayed visible threats to economic growth.

The Federal Reserve stayed on the sidelines while the credit crunch problems spread, and the Dow and S&P 500 each suffered their worst weeks in years. The Fed then took action in early August, along with other central banks, injecting liquidity into the financial system and cutting the discount rate by 50 basis points. U.S. stock markets rose in response to the Fed's statement that it would "act as needed" because the liquidity situation might "restrain economic growth going forward". The Fed surprised the market a month later by unexpectedly cutting the federal funds rate by 50 basis points to 4.75%, its first reduction in more than four years. Relieved, the S&P 500 soared nearly 3%, the Dow rose over 300 points for its biggest one-day gain since 2003, and small-cap stocks jumped more than 4%. September's strong performance enabled key U.S. market indices to deliver a solid third quarter despite a gloomy July. As the fourth quarter opened, markets again reflected investor uncertainty, fuelled by:

- negative news about housing;
- lower consumer confidence;
- higher unemployment;
- oil exceeding $90 a barrel; and
- a sliding U.S. dollar
- sub-prime write downs

The euphoria of mid-September sounded like yesterday's news by late October as the Dow shed over 600 points from the record high of 14,164.53 achieved earlier in the month, including an eerie 2.6% drop of 366.94 points on the 20(th) anniversary of "Black Monday" when the Dow collapsed by 508 points, a jolting 22.6% decline.

International concerns focused on the prospect of a nuclear Iran, which President Ahmadinejad declared a "closed issue" in a speech to the United Nations at the end of September. International observers worried that U.S. economic and financial issues would spill over to their own countries and in early October the International Monetary Fund lowered its forecast for global economic growth in 2008 from 5.2% in July to 4.8%, largely to reflect the weaker outlook for the U.S. economy. Rising currency values in many countries troubled exporters to the USA but raised local investment returns when translated into U.S. dollars and also helped U.S. multinational companies that generate revenues from overseas.

U.S. MARKETS

The third quarter had it all: a looming financial crisis, a 10% market "correction", and a policy change by the Federal Reserve Bank that provided sorely-needed relief to U.S. equity markets. The Dow Jones Industrial Index began by flirting with new highs and strong second quarter corporate earnings propelled it to a record high of 14,000.41 on July 19(th). Fears of slowing economic growth mounted amid deteriorating house prices and rising inventories of unsold homes, coupled with serious constraints on credit market liquidity. A major U.S. homebuilder announced that almost half of its orders were cancelled during the third quarter, and new home construction fell to its lowest level in fourteen years. Treasury Secretary Paulsen warned that the housing and sub-prime mortgage problems posed a "significant" risk and that increasing numbers of homeowners were struggling to make payments in the "prime" market as well. From mid-July to mid-August nearly $2 trillion in market value was sliced from U.S. equities. Only too aware of the market rout, the Fed cut the discount rate on August 17(th), the first time it had cut borrowing costs between scheduled meetings since 2001, and then cut the fed funds rate and the discount rate (again) each by 50 basis points on September 18(th). The ensuing rally reflected relief that the Fed would, "help forestall..... adverse effects on the broader economy that might otherwise arise from the disruptions in the financial markets and to promote moderate growth over time." Fed Chairman Bernanke's subsequent

                                                             (PHOTO of CHAIRMAN)


(GE LOGO)


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        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT



GE Funds

                                           Letter from the President (continued)


comments have echoed this sentiment. The Dow rose 4.19% for the third calendar quarter, the S&P 500 increased by 2.03% and NASDAQ stocks climbed 3.77%. Large capitalization stocks beat their small capitalization counterparts both for the third quarter and year-to-date, benefiting from more attractive valuations relative to small-caps and from exposure to global growth opportunities, which may improve their ability to weather a U.S. economic slowdown in the months ahead.

The U.S. bond market delivered positive returns for the third quarter in the midst of a liquidity crisis not seen since September 2001. Sub-prime mortgage defaults triggered a massive and sudden re-pricing of risk, seizing up credit markets from commercial paper to high yield bonds as lenders became unwilling to advance funds to entities perceived to be in trouble. The problem stemmed from the USA but rapidly spread overseas as some hedge funds and structured investment vehicles disclosed heavy exposure to the troubled securities. Ironically, the only major casualty so far is the U.K.'s Northern Rock, a small mortgage lender bailed out by the British Government to halt a run on the bank by its understandably nervous depositors. The continuing deterioration of the U.S. housing market -- with existing home sales down 4.3% and new home sales down 8.3% in August, together with a drop in median prices by 7.3% from a year ago -- is reducing the wealth effect and, coupled with rising unemployment and rising oil prices, consumers appear to be feeling the squeeze. Investor sentiment holds that the Fed will likely continue to lower interest rates, at least through year-end, despite the risk of re-igniting inflation. Overall, the broad Lehman Brothers Aggregate Bond Index posted a total return of 2.84%. Investors appeared to have lost their appetite for risky assets of any stripe and yields widened versus U.S. Treasuries, which returned 3.81% for the third quarter. High yield debt suffered as demand for such securities dried up, returning just 0.33%, while emerging market debt lagged, delivering 2.38% for the quarter.

INTERNATIONAL MARKETS

International markets behaved erratically during the third quarter before delivering strong returns in U.S. dollar terms, aided by the weaker U.S. dollar and driven by strength in resources and optimism regarding global growth, notwithstanding the unfolding credit crisis. The global growth story continues to resonate, especially with investors who subscribe to the "decoupling" theory that a U.S. economic slowdown will have less pronounced global effects than in the past. Decoupling may be occurring between national economies but international capital flows and the interdependence of markets on global financing sources show much tighter linkage. The U.S. dollar continued the decline it began in 2002 but the relative cheapness of U.S. assets may provide the underpinnings to a recovery. The Canadian dollar exceeded parity with the U.S. dollar for the first time since 1976, powered by its commodity-dominated marketplace.

The MSCI EAFE Index reflected an extremely volatile international marketplace, going from a positive 14.4% year-to-date mid-July to essentially zero in late August before finally posting a 13.2% increase through September. EAFE rose 2.2% for the third calendar quarter in U.S. dollar terms (although in local currency terms the index actually declined 2.5%), with Continental Europe's 2.4% performance besting the U.K's lackluster 0.2% result amid the Northern Rock debacle. Japan continued to deliver dismal performance, down nearly 0.9%, while emerging markets continued to charge ahead, up 14.4% for the third calendar quarter and 34.5% year-to-date, well ahead of EAFE's 13.2% year-to-date. Emerging markets continued to draw strength from investments in global infrastructure, including their own national needs, and Canada also performed very well, up 9.5% for the third quarter, on strength in resources.

OUTLOOK

The odds on a U.S. recession appear to have shortened, some giving it a 50/50 odds, while others are more convinced that a slowdown is coming. As corporate earnings are revised downward in response to economic weakness, U.S. equities are beginning to look less compelling. We believe the housing market has yet to reach bottom and there will be more pain to endure as delinquencies, defaults and foreclosures continue. The economy is growing around 2% in real terms but consumers will presumably spend less if their homes or their jobs are at risk, and higher oil prices may aggravate these concerns. Lower rates may not improve the economy very quickly but they would likely weaken the U.S. dollar and contribute to inflationary pressures. On the other hand, it appears jobs are still being created, corporate earnings are expected to be in the mid single digits for 2007 and in 2008. On balance, we are buckled in for a turbulent market environment, at least through year-end.

Bond investors expect the Fed to continue easing, perhaps by another 50 basis points by year-end. Many high quality companies suffered along with lower quality issuers during the recent turmoil, which may present opportunities to find attractive names in the credit sectors, including high yield and emerging market debt.

Internationally, it may take months for this summer's credit crisis to be fully digested. Central banks have dealt with turbulent conditions and investors seem to have taken heart from these actions.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT



GE Funds

                                           Letter from the President (continued)


Interest rates have declined and improving cash flows may justify the market's strong recovery since the August lows. In addition, the global infrastructure story has positive implications for companies and countries with a large presence in the basic materials and industrial segments. Third quarter earnings releases of international companies, especially financial institutions, will be scrutinized for direct or indirect association with the credit crisis. Global growth forecasts may be trimmed somewhat but the business environment is expected to remain strong, with much of Asia growing rapidly. Japan appears to be improving, albeit at a snail's pace, and Europe is generally taking a pause after a strong run.

At GE Funds, we are fully committed to helping you achieve your goals with smart, proven investment strategies designed for long-term success. I encourage you to continue paying close attention to your portfolio and maintain a diversified portfolio.

Sincerely,

-s- Michael J. Cosgrove

Michael J. Cosgrove
Chairman, GE Funds
September 2007

Mike Cosgrove is an Executive Vice President of GE Asset Management and President and Chief Executive Officer-Mutual Funds at GE Asset Management. Mr. Cosgrove also serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer-GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and in GE Trading Company. He has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.


        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT



                      (This page intentionally left blank.)



GE Funds




Annual Report

September 30, 2007



(GE LOGO)



GE Funds




Table of Contents




FINANCIAL INFORMATION
NOTES TO PERFORMANCE.............................................    1
MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
     GE U.S. Equity Fund.........................................    3
     GE Value Equity Fund........................................   11
     GE Small-Cap Equity Fund....................................   17
     GE Global Equity Fund.......................................   22
     GE International Equity Fund................................   28
     GE Premier Growth Equity Fund...............................   35
     GE Strategic Investment Fund................................   41
     GE Government Securities Fund...............................   57
     GE Short-Term Government Fund...............................   63
     GE Tax-Exempt Fund..........................................   69
     GE Fixed Income Fund........................................   76
     GE Money Market Fund........................................   89
NOTES TO SCHEDULES OF INVESTMENTS................................   95
FINANCIAL STATEMENTS
     Financial Highlights........................................   96
     Notes to Financial Highlights...............................  108
     Statements of Assets and Liabilities........................  110
     Statements of Operations....................................  114
     Statements of Changes in Net Assets.........................  116
     Notes to Financial Statements...............................  120
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........  133
TAX INFORMATION..................................................  134
ADDITIONAL INFORMATION...........................................  135
INVESTMENT TEAM..................................................  138




--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.



                                                              September 30, 2007

Notes to Performance

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A, B and C are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data relating to Class A and B shares of GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods prior to September 26, 1997, reflect the performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class Y shares, performance data relating to the Class Y shares of GE Value Equity Fund and GE Tax-Exempt Fund is limited to the period from the Merger Date to September 30, 2007.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis through January 29, 2008. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued at the end of their terms without notice in the future. Additional information about the expense limitations is contained in Footnote 4 to the Notes to the Financial Statements.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index comprises the 3,000 largest U.S.-domiciled company. The MSCI World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market. The LB Government Bond Index is a market value-weighted index of taxable U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The LB 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The LB 10-Year Muni Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.


                                                                               1



                                                              September 30, 2007

Notes to Performance

A number of the broad market returns are not available from the Funds' commencement of investment operations through September 30, 2007 and therefore are calculated from the month end nearest to the Funds' commencement of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

     + Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges.

    ++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

   (a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management's presentation thereof.


2



GE U.S. Equity Fund

The GE U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln* and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or comanages) one of three sub-portfolios, which comprise the Fund. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund "style neutral" such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers' biographical information beginning on page 138.

* Effective May 18, 2007, Thomas R. Lincoln replaced Mr. Christopher D. Brown as one of the portfolio managers for the Fund.

Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE U.S. Equity Fund returned 16.59% for Class A shares, 15.72% for Class B shares, 15.71% for Class C shares and 16.87% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned 16.44% and the Fund's Lipper peer group of 817 Large-Cap Core funds returned an average of 15.96% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the past 12-month period, stocks rallied amid strong corporate earnings, record M&A activity, cooling inflation worries and an absence of Fed tightening. The S&P 500's +16.4% increase occurred despite the challenges of slowing economic growth, declining home values, a weakening dollar and rising oil prices. The market's climb was interrupted by global liquidity concerns in February, and again in late June and July of 2007, amid a credit crunch brought about by rising sub-prime mortgage defaults. However, a Fed cut in short term interest rates propelled the markets higher, and the Dow ended the year at a record high of 14,109.

     S&P 500 sectors tilted toward global infrastructure investment and booming commodity prices outperformed, including energy (+43%), materials (+36%) and industrials (+24%). Telecom (+29%) also rallied on the strength of continued


Pictured from left to right: Thomas R. Lincoln, Paul C. Reinhardt, Stephen V. Gelhaus and George A. Bicher

(PORTFOLIO MANAGERS)


                                                                               3



GE U.S. Equity Fund


     restructuring improvements and sector consolidation. Technology (+23%) showed strength as the sector's high proportion of non-US revenues promised some insulation from a slowing domestic economy. Financials (+2%) lagged the most, facing credit cycle headwinds and anxiety stemming from leveraged speculation in the debt market. Consumer discretionary (+6%) and healthcare (+9%) also lagged the broad market.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Underweighting financials helped the Fund, as we avoided the stocks most exposed to seizing credit markets. For example, we were underweight commercial banks, capital markets and consumer finance companies. Within mortgages, we focused on the GSE's (e.g., Fannie Mae +12.1%), and underweighted sub-prime lenders like Countrywide Financial (-11%). Also contributing to performance were key cyclicals benefiting from the boom in global development and infrastructure investing. Top performers included Schlumberger (+71%), Monsanto (+27.2%), Transocean (+54%), Textron (+45%) and ABB (+101%). The Fund's utilities holdings (+31%) also outperformed the S&P 500 utility sector (+21%) driven by strength in Constellation (+48%) and Edison International (+36%), however, we have taken advantage of strength in these holdings to take some profits. Carefully navigating the consumer space with the slowing U.S. economy also added to the Fund's return. Our focus on solid media companies like Liberty Global (54.2%), Liberty-Capital (+49%) and high quality multinational consumer staples leader like Coca Cola (+32%) and Procter & Gamble (+16%) aided outperformance.

     Weakness among the Fund's healthcare holdings was the primary detractor from returns this last fiscal year, driven by pullbacks in Amgen (-21%), Wyeth (-17%) and Pfizer (-10%). Biotechnology giant Amgen was the portfolio's single largest performance detractor, suffering amid safety concerns regarding its anemia drugs, and increased FDA scrutiny. Nevertheless, we continued to like the strength in Amgen's pipeline of therapeutics, and its long-term prospects. Our continued underweight in telecom was another key detractor. While we have been building our position in AT&T (+35%), our underweight versus the benchmark held back returns. We continue to believe that the cable companies will be more successful taking market share from phone companies than vice versa, hence the Fund's larger relative weighting in media.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We have remained committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. We continue to be relatively defensively positioned, although at September 30th, the Fund's largest overweight was in technology -- an area that we believe could benefit from multiple expansion in the months to come due to the large international component of tech earnings, and its above average growth prospects. We initiated positions in Qualcomm and Taiwan Semiconductor, and added to Intel, Cisco and Paychex. The Fund's tech holdings tend to be less economically sensitive because of high recurring revenues and ample free cash flow. We added to our overweight in consumer staples, initiating a position in Nestle, and increasing our weighting in Proctor & Gamble. We also remained overweight in healthcare, a traditionally defensive area with relatively steady growth and attractive dividend yields. The Fund's largest underweight remained in financials, reflecting our concerns about the credit cycle -- although we bolstered more defensive holdings, like custodian Bank of New York Mellon and insurance leaders Hartford and AIG.


4



GE U.S. Equity Fund



     The U.S. has experienced economic growth that we believe is below potential so far in 2007, and earnings growth has slowed. We are constructive on our positioning in this environment, and with the high quality of the Fund's holdings. We had expected the companies held by the Fund to demonstrate the kind of financial flexibility and balance sheet strength to weather a mid-cycle slowdown, and to be bolstered by a flight to quality in skittish markets. Valuations of larger, high-quality companies sold at little or no premium in the last fiscal year. We believe that many of the Fund's stock selections will benefit from improving valuations and superior relative earnings growth. In addition, many of the Fund's multinationals will likely benefit from strong growth outside of North America. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.


                                                                               5



GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 01, 2007 - SEPTEMBER 30, 2007
------------------------------------------------------------------------------
                ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
------------------------------------------------------------------------------

ACTUAL FUND RETURN**

------------------------------------------------------------------------------
Class A                     1,000.00              1,101.53                3.97
Class B                     1,000.00              1,097.51                7.93
Class C                     1,000.00              1,097.24                7.93
Class Y                     1,000.00              1,103.07                2.65
-------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------
Class A                     1,000.00              1,021.09                3.80
Class B                     1,000.00              1,017.40                7.59
Class C                     1,000.00              1,017.40                7.59
Class Y                     1,000.00              1,022.31                2.53
-------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 0.75% for Class A, 1.50% for Class B, 1.50% for Class C, and 0.50% for Class Y, (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 10.15% for Class A shares, 9.75% for Class B shares, 9.72% for Class C shares, and 10.31% for Class Y shares.


6



GE U.S. Equity Fund

------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2007
as a % of Market Value







---------------------------------

Exxon Mobil Corp.           3.57%

---------------------------------

American International

  Group, Inc.               3.42%

---------------------------------

Cisco Systems, Inc.         3.05%

---------------------------------

Procter & Gamble Co.        2.99%

---------------------------------

Citigroup, Inc.             2.71%

---------------------------------

PepsiCo, Inc.               2.70%

---------------------------------

Microsoft Corp.             2.57%

---------------------------------

Industrial Select Sector

  SPDR Fund                 2.44%

---------------------------------

Amgen, Inc.                 2.39%

---------------------------------

Oracle Corp.                2.09%

---------------------------------




 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions.

LIPPER PERFORMANCE COMPARISON
Large Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/07



                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group:            817      568     276

--------------------------------------------

Peer group
average annual
total return:        15.96%   13.91%   5.54%
--------------------------------------------



Lipper categories in peer group: Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                               ENDING
                                             VALUE OF A
                        ONE    FIVE    TEN     $10,000
                       YEAR    YEAR    YEAR  INVESTMENT
                      ------  ------  -----  ----------

GE U.S. Equity        16.59%  13.34%  6.71%    19,145
W/load                 9.89%  12.00%  6.08%    18,045
S&P 500 Index         16.44%  15.46%  6.57%    18,898




--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                   ENDING
                                                 VALUE OF A
                         ONE     FIVE     TEN      $10,000
                        YEAR     YEAR     YEAR   INVESTMENT
                       ------   ------   -----   ----------

GE U.S. Equity         15.72%   12.50%   6.24%     18,309
W/load                 11.72%   12.50%   6.24%
S&P 500 Index          16.44%   15.46%   6.57%     18,898




------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                      ENDING
                                                    VALUE OF A
                        ONE     FIVE      SINCE       $10,000
                       YEAR     YEAR    INCEPTION   INVESTMENT
                      ------   ------   ---------   ----------

GE U.S. Equity        15.71%   12.54%     3.71%       13,387
W/load                14.71%   12.54%     3.71%
S&P 500 Index         16.44%   15.46%     3.87%       13,552




------------------------------------------------------------------------------
CLASS Y SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                   ENDING
                                                 VALUE OF A
                         ONE     FIVE     TEN      $10,000
                        YEAR     YEAR     YEAR   INVESTMENT
                       ------   ------   -----   ----------

GE U.S. Equity         16.87%   13.63%   6.98%     19,638
S&P 500 Index          16.44%   15.46%   6.57%     18,898



                                                            (PERFORMANCE LEGEND)



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                                                                               7



GE U.S. EQUITY FUND                                           September 30, 2007

SCHEDULE OF INVESTMENTS

GE U.S. EQUITY FUND

Portfolio Composition as a % of Market Value of $469,501
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                         NUMBER
                                      OF SHARES             VALUE

COMMON STOCK -- 96.5%

------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.3%
Bed Bath & Beyond, Inc. ....         167,252        $  5,706,638    (a)
Carnival Corp. .............          70,641           3,421,144
Comcast Corp. (Class A).....         335,174           8,030,769    (a)
General Motors Corp. .......          22,274             817,456
Kohl's Corp. ...............          25,456           1,459,392    (a)
Koninklijke Philips
  Electronics N.V. ADR......          40,974           1,841,372
Liberty Global, Inc. (Series
  C)........................          36,214           1,400,033    (a)
Liberty Media Holding Corp -
  Capital (Series A)........          19,131           2,388,123    (a)
Lowe's Companies, Inc. .....         137,370           3,849,107
News Corp. (Class A)........          77,005           1,693,340
OfficeMax, Inc. ............           6,364             218,094
Omnicom Group, Inc. ........         155,467           7,476,408
Staples, Inc. ..............          41,244             886,334
Starwood Hotels & Resorts
  Worldwide, Inc. ..........          17,501           1,063,186
Target Corp. ...............          52,159           3,315,748
The Cheesecake Factory......          45,497           1,067,815    (a)
Time Warner, Inc. ..........         175,012           3,213,220
                                                      47,848,179

CONSUMER STAPLES -- 11.2%
Alberto-Culver Co. .........          47,299           1,172,542
Clorox Co. .................          56,004           3,415,684
Colgate-Palmolive Co. ......          59,186           4,221,146
Diageo PLC ADR..............          11,137             977,049
General Mills, Inc. ........          81,942           4,753,455
Kellogg Co. ................           3,500             196,000
Kimberly-Clark Corp. .......          81,192           5,704,550
McCormick & Company, Inc. ..          23,806             856,302
Nestle S.A. ADR.............          11,774           1,317,511
PepsiCo, Inc. ..............         172,998          12,673,833
Procter & Gamble Co. .......         199,621          14,041,341
Sara Lee Corp. .............          45,503             759,445
The Coca-Cola Co. ..........          14,319             822,913
Wal-Mart Stores, Inc. ......          31,820           1,388,943
                                                      52,300,714

ENERGY -- 9.9%
Apache Corp. ...............          14,637           1,318,208
Devon Energy Corp. .........          28,346           2,358,387
EOG Resources, Inc. ........          19,092           1,380,924
Exxon Mobil Corp. ..........         180,882          16,742,438    (h)
Halliburton Co. ............         101,460           3,896,064
Hess Corp. .................          57,385           3,817,824
Nabors Industries Ltd. .....           7,955             244,775    (a)
Occidental Petroleum
  Corp. ....................          14,319             917,562
Schlumberger Ltd. ..........          74,153           7,786,065
Suncor Energy, Inc. ........           8,291             786,070
Transocean Inc. ............          58,711           6,637,279    (a)
                                                      45,885,596

FINANCIALS -- 15.7%
ACE Ltd. ...................          32,913           1,993,540
Allstate Corp. .............          43,912           2,511,327    (h)
American International
  Group, Inc. ..............         237,263          16,050,842
AON Corp. ..................          36,593           1,639,732
Bank of America Corp. ......          35,002           1,759,551
Bank of New York Mellon
  Corp. ....................          54,095           2,387,753
Berkshire Hathaway, Inc.
  (Class B).................              89             351,728    (a)
BlackRock Inc. (Class A)....           5,091             882,830
CB Richard Ellis Group, Inc.
  (Class A).................          80,186           2,232,378    (a)
Chubb Corp. ................          30,866           1,655,652
Citigroup, Inc. ............         272,718          12,727,749
Countrywide Financial
  Corp. ....................          37,314             709,339
Federal Home Loan Mortgage
  Corp. ....................          76,472           4,512,613
Federal National Mortgage
  Assoc. ...................          51,231           3,115,357
Goldman Sachs Group, Inc. ..           3,501             758,807
Hartford Financial Services
  Group, Inc. ..............          14,245           1,318,375
HCC Insurance Holdings,
  Inc. .....................          24,306             696,124
Merrill Lynch & Company,
  Inc. .....................          12,728             907,252
Metlife, Inc. ..............          73,975           5,158,277
State Street Corp. .........         136,044           9,272,759    (e)
SunTrust Banks, Inc. .......          34,380           2,601,535
                                                      73,243,520

HEALTHCARE -- 13.1%
Abbott Laboratories.........          59,822           3,207,656
Aetna, Inc. ................          69,742           3,784,898
Amgen, Inc. ................         198,563          11,232,709    (a)
Baxter International,
  Inc. .....................          53,702           3,022,349


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

8



GE U.S. EQUITY FUND                                           September 30, 2007

SCHEDULE OF INVESTMENTS



                                         NUMBER
                                      OF SHARES             VALUE

Boston Scientific Corp. ....          57,680        $    804,636    (a)
Bristol-Myers Squibb Co. ...          44,548           1,283,873
Covidien Ltd. ..............          13,006             539,749    (a)
DaVita, Inc. ...............          27,684           1,749,075    (a)
Genentech Inc. .............          11,454             893,641    (a)
Gilead Sciences, Inc. ......          45,816           1,872,500    (a)
GlaxoSmithKline PLC ADR.....          22,308           1,186,786
Hologic, Inc. ..............           6,491             395,951    (a)
Johnson & Johnson...........          21,956           1,442,509
Lincare Holdings Inc. ......          23,865             874,652    (a)
McKesson Corp. .............          28,639           1,683,687
Medco Health Solutions,
  Inc. .....................          10,819             977,929    (a)
Medtronic Inc. .............          90,924           5,129,023
Novartis AG ADR.............           7,319             402,252
Pfizer Inc. ................         144,241           3,523,808
Resmed, Inc. ...............          44,712           1,916,803    (a)
Thermo Electron Corp. ......          13,683             789,783    (a)
UnitedHealth Group, Inc. ...         146,889           7,113,834
Wyeth.......................         164,890           7,345,850    (h)
                                                      61,173,953

INDUSTRIALS -- 7.9%
ABB Ltd. ADR................          50,912           1,335,422
CAE, Inc. ..................         101,825           1,372,081
Cooper Industries Ltd. .....          31,820           1,625,684
Deere & Co. ................          14,319           2,125,226
Dover Corp. ................          82,863           4,221,870    (h)
Eaton Corp. ................          12,092           1,197,592
Emerson Electric Co. .......          47,887           2,548,546
General Dynamics Corp. .....          31,820           2,687,835
Hexcel Corp. ...............          42,957             975,553    (a)
ITT Corp. ..................          12,092             821,410
Northrop Grumman Corp. .....           7,001             546,078
Pitney Bowes Inc. ..........          14,956             679,302
Rockwell Collins, Inc. .....           6,046             441,600
Southwest Airlines Co. .....          50,912             753,498
Textron Inc. ...............          95,297           5,928,426
3M Co. .....................          28,638           2,679,944
United Technologies Corp. ..          79,890           6,429,547
WESCO International, Inc. ..           5,409             232,262    (a)
                                                      36,601,876

INFORMATION TECHNOLOGY -- 21.1%
Activision, Inc. ...........          38,184             824,393    (a)
Affiliated Computer
  Services, Inc. (Class A)..           8,910             447,638    (a)
Analog Devices, Inc. .......          52,503           1,898,509
Automatic Data Processing,
  Inc. .....................          44,548           2,046,090
Cisco Systems, Inc. ........         432,163          14,308,917    (a)
Corning Incorporated........          35,002             862,799
Dell, Inc. .................          14,319             395,204    (a)
EMC Corp. ..................          15,910             330,928    (a)
Fidelity National
  Information Services,
  Inc. .....................          19,769             877,151
Hewlett-Packard Co. ........          55,367           2,756,723
Intel Corp. ................         353,438           9,139,907
International Business
  Machines Corp. ...........          34,366           4,048,315
Intuit Inc. ................          89,097           2,699,639    (a)
Lam Research Corp. .........          10,182             542,293    (a)
Maxim Integrated Products,
  Inc. .....................          88,835           2,607,307
Microchip Technology Inc. ..          68,060           2,471,939
Microsoft Corp. ............         409,322          12,058,626    (h)
Molex, Inc. (Class A).......          84,006           2,130,392
National Semiconductor
  Corp. ....................          58,549           1,587,849
Network Appliance, Inc. ....          35,419             953,125    (a)
Oracle Corp. ...............         454,016           9,829,446    (a)
Paychex, Inc. ..............         108,699           4,456,659
QUALCOMM, Inc. .............         156,326           6,606,337
Salesforce.com, Inc. .......           8,390             430,575    (a)
Sun Microsystems, Inc. .....          63,641             357,026    (a)
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................         101,089           1,023,022
Texas Instruments
  Incorporated..............          57,595           2,107,401
Western Union Co. ..........         307,383           6,445,822
Yahoo! Inc. ................         142,823           3,833,369    (a)
                                                      98,077,401

MATERIALS -- 2.9%
Barrick Gold Corp. .........         108,411           4,366,795
Freeport-McMoRan Copper &
  Gold Inc. (Class B).......          19,950           2,092,556
Kinross Gold Corp. .........          15,274             228,805    (a)
Monsanto Co. ...............          43,800           3,755,412
PAN American Silver Corp. ..          25,456             735,678    (a)
Praxair, Inc. ..............          25,584           2,142,916
                                                      13,322,162

TELECOMMUNICATION SERVICES -- 2.0%
AT&T, Inc. .................          74,492           3,151,757
NII Holdings Inc. (Class
  B)........................          27,595           2,266,929    (a)
Sprint Nextel Corp. (Series
  1)........................          39,775             755,725
Verizon Communications
  Inc. .....................          48,685           2,155,772
Vodafone Group, PLC ADR.....          21,638             785,459
                                                       9,115,642

UTILITIES -- 2.4%
American Electric Power
  Company, Inc. ............           7,637             351,913
Constellation Energy Group,
  Inc. .....................          16,865           1,446,848
Dominion Resources, Inc. ...          53,288           4,492,178
Edison International........          19,092           1,058,651
Entergy Corp. ..............          14,956           1,619,585
FPL Group, Inc. ............          17,907           1,090,178
PG&E Corp. .................          19,440             929,232
                                                      10,988,585

TOTAL COMMON STOCK
  (COST $387,304,525).......                         448,557,628


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                               9



GE U.S. EQUITY FUND                                           September 30, 2007

SCHEDULE OF INVESTMENTS



                                         NUMBER
                                      OF SHARES             VALUE

EXCHANGE TRADED FUNDS -- 3.1%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................          81,017        $  2,780,503    (p)
Industrial Select Sector
  SPDR Fund.................         278,638          11,446,449    (p)

TOTAL EXCHANGE TRADED FUNDS
  (COST $9,922,993).........                          14,226,952

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $397,227,518).......                         462,784,580

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.3%
GEI Short Term Investment
  Fund 5.43%................       6,231,375           6,231,375   (d,l)






                                      PRINCIPAL
                                         AMOUNT


TIME DEPOSIT -- 0.1%

State Street Corp. 4.35%
  10/01/07..................        $485,000             485,000   (d,e)

TOTAL SHORT-TERM INVESTMENTS
  (COST $6,716,375).........                           6,716,375

TOTAL INVESTMENTS
  (COST $403,943,893).......                         469,500,955

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (1.0)%.............                          (4,618,765)
                                                    ------------

NET ASSETS -- 100.0%........                        $464,882,190
                                                    ============








OTHER INFORMATION

--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following long futures contracts open at September 30, 2007:



                                    NUMBER     CURRENT
                     EXPIRATION       OF      NOTIONAL    UNREALIZED
DESCRIPTION             DATE      CONTRACTS     VALUE    APPRECIATION
---------------------------------------------------------------------

S&P 500 Index
  Futures          December 2007      4      $1,538,100     $4,309





See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

10



GE U.S. Equity Fund

The GE Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus' trade decisions. See portfolio managers' biographical information beginning on page 138.

Q. HOW DID THE GE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Value Equity Fund returned 18.00% for Class A shares, 17.14% for Class B shares, 17.18% for Class C shares and 19.25% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned 16.44% and the Fund's Lipper group of 817 Large-Cap Core Funds returned an average of 15.96% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the past 12-month period, stocks rallied amid strong corporate earnings, record M&A activity, cooling inflation worries and an absence of Fed tightening. The S&P 500's +16.4% increase occurred despite the challenges of slowing economic growth, declining home values, a weakening dollar and rising oil prices. The market's climb was interrupted by global liquidity concerns in February, and again in late June and July of 2007, amid a credit crunch brought about by rising sub-prime mortgage defaults. However, a Fed cut in short term interest rates propelled the markets higher, and the Dow ended the year at a record high of 14,109.

     S&P 500 sectors tilted toward global infrastructure investment and booming commodity prices outperformed, including energy (+43%), materials (+36%) and industrials (+24%). Telecom (+29%) also rallied on the strength of continued restructuring improvements and sector consolidation. Technology (+23%) showed strength as strong free cash flow, a bottom in the semi-inventory cycle and increased enterprise spending all contributed to a better earnings outlook. Financials (+2%) lagged the most, facing credit cycle headwinds and anxiety stemming from leveraged speculation in the debt market. Consumer discretionary (+6%) and healthcare (+9%) also lagged the broad market.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund was well positioned to withstand the financial market turmoil due to an underweight in the companies most exposed to seizing credit markets, including those in the banks, capital markets, consumer finance and mortgage industries. Sidestepping the worst of the fallout from the sub-prime debacle enabled the Fund's financial holdings to return +5.8% vs. +1.7% for the benchmark sector. Within industrials, strength in ABB (101%), Deere (+80%) and Eaton (+47%) drove performance. The industrials rallied amid strong demand for global infrastructure investments, as did Freeport-McMoran (+106%), a leading global gold and copper miner. Within utilities, Constellation

(PAUL C. REINHARDT)



Pictured to the left:
Paul C. Reinhardt


                                                                              11



GE Value Equity Fund


     Energy Group (+48%) gained on an improved outlook for wholesale electricity pricing. The Fund's focus on high-quality multinational consumer stocks was rewarded with key contributions from Procter & Gamble (+16%) and Phillips Electronics (+31%). Strong stock selection within information technology also aided returns, with IBM (+46%), Cisco (+44%), First Data (+41%) and Intel (+28%) all contributing to outperformance in this sector.

     Partially offsetting the broad-based strength in Fund performance were negative contributions from the healthcare, energy and consumer staples sectors. Despite the fact that Medco (+50%) was among the Fund's top contributors this fiscal year, its strength was not enough to offset weakness in Amgen (-21%) and Wyeth (-11%). Amgen languished amid safety concerns regarding its anemia drugs, and increased FDA scrutiny. However, we continued to like both Amgen's pipeline of new biotech products and its low stock valuation. Within energy, despite strong performance from the Fund's energy service holdings, most notably Transocean (+54%), and solid results from our oil and gas picks, underperformance in this sector was primarily a result of "not owning enough", as virtually all names in this space performed well. Finally, consumer staples companies Clorox (-1%) and General Mills (+5%) lagged amid rising commodity cost pressures.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes to the Fund over the last fiscal year. Our process has remained consistent, and we continued to employ a bottom-up relative value discipline to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund remained positioned for a moderate slowdown in economic growth. The case for slowing growth was bolstered during the period as rising delinquencies in sub-prime mortgages and higher interest rates have dampened the outlook for home-price appreciation and consumer spending.

     We have increased technology, consumer staples and healthcare as a percentage of the Fund's portfolio holdings. We believe companies in these sectors will show strong earnings growth despite a slowing economy. We also continue to emphasize larger companies that can compete globally. Over the last fiscal year, many of these holdings were selling at discounts or on par with smaller, more U.S.-centric companies. Thus, the holdings include dominant competitors in the household products, semiconductor and software industries. Over time, we expect the relative valuations to increase.



12



GE Value Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 01, 2007 - SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
          BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                      PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,100.43                 6.31
Class B                     1,000.00              1,096.05                10.24
Class C                     1,000.00              1,096.83                10.24
Class Y                     1,000.00              1,103.97                 5.00
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,018.43                 6.06
Class B                     1,000.00              1,014.63                 9.84
Class C                     1,000.00              1,014.73                 9.84
Class Y                     1,000.00              1,019.66                 4.80
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, and .95% for Class Y, (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 10.04% for Class A shares, 9.61% for Class B shares, 9.68% for Class C shares, and 10.40% for Class Y shares.


                                                                              13



GE Value Equity Fund

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2007
as a % of Market Value




---------------------------------
Exxon Mobil Corp.           4.48%
---------------------------------
American International
  Group, Inc.               3.39%
---------------------------------
Procter & Gamble Co.        3.07%
---------------------------------
Microsoft Corp.             2.81%
---------------------------------
PepsiCo, Inc.               2.81%
---------------------------------
Citigroup, Inc.             2.67%
---------------------------------
Industrial Select Sector
  SPDR Fund                 2.50%
---------------------------------
Oracle Corp.                2.37%
---------------------------------
Amgen, Inc.                 2.10%
---------------------------------
International Business
  Machines Corp.            2.09%
---------------------------------



 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal, market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

LIPPER PERFORMANCE COMPARISON
Large Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/07



                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group:            817      568     276

--------------------------------------------

Peer group
average annual
total return:        15.96%   13.91%   5.54%
--------------------------------------------



Lipper categories in peer group: Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                               ENDING
                                             VALUE OF A
                        ONE    FIVE    TEN     $10,000
                       YEAR    YEAR    YEAR  INVESTMENT
                      ------  ------  -----  ----------

GE Value Equity       18.00%  14.35%  7.40%    20,410
W/load                11.21%  13.00%  6.76%    19,237
S&P 500 Index         16.44%  15.46%  6.57%    18,898




--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                     ENDING
                                                   VALUE OF A
                           ONE     FIVE     TEN      $10,000
                          YEAR     YEAR     YEAR   INVESTMENT
                         ------   ------   -----   ----------

GE Value Equity          17.14%   13.46%   6.79%     19,284
W/load                   13.14%   13.46%   6.79%
S&P 500 Index            16.44%   15.46%   6.57%     18,898




--------------------------------------------------------------------------------

CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                    ENDING
                                                  VALUE OF A
                         ONE    FIVE     SINCE      $10,000
                        YEAR    YEAR   INCEPTION  INVESTMENT
                       ------  ------  ---------  ----------

GE Value Equity        17.18%  13.52%    4.52%      14,247
W/load                 16.18%  13.52%    4.52%
S&P 500 Index          16.44%  15.46%    3.87%      13,552




--------------------------------------------------------------------------------

CLASS Y SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                    ENDING
                                                  VALUE OF A
                         ONE    FIVE     SINCE      $10,000
                        YEAR    YEAR   INCEPTION  INVESTMENT
                       ------  ------  ---------  ----------

GE Value Equity        19.25%  14.81%    7.73%      20,656
S&P 500 Index          16.44%  15.46%    6.44%      18,375



                                                            (PERFORMANCE LEGEND)



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


14



GE VALUE EQUITY FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS

GE VALUE EQUITY FUND

Portfolio Composition as a % of Market Value of $61,471
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                          NUMBER
                                       OF SHARES             VALUE

COMMON STOCK -- 96.3%

-------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 7.8%
Bed Bath & Beyond, Inc. .....          6,983         $   238,260     (a)
Comcast Corp. (Class A)......         18,216             436,455     (a)
General Motors Corp. ........          7,084             259,983
Koninklijke Philips
  Electronics N.V. ADR.......         13,095             588,489
News Corp. (Class A).........         24,491             538,557
OfficeMax, Inc. .............          2,024              69,362
Omnicom Group, Inc. .........         26,515           1,275,106
Starwood Hotels & Resorts
  Worldwide, Inc. ...........          5,566             338,135
Time Warner, Inc. ...........         55,662           1,021,954
                                                       4,766,301

CONSUMER STAPLES -- 14.1%
Clorox Co. ..................         17,812           1,086,354
Diageo PLC ADR...............          3,542             310,740
General Mills, Inc. .........         19,229           1,115,474
Kellogg Co. .................          1,113              62,328
Kimberly-Clark Corp. ........         15,383           1,080,810
McCormick & Company, Inc. ...            911              32,769
Nestle S.A. ADR..............          3,744             418,954
PepsiCo, Inc. ...............         23,580           1,727,471
Procter & Gamble Co. ........         26,819           1,886,448
Sara Lee Corp. ..............         14,472             241,538
The Coca-Cola Co. ...........          4,554             261,718
Wal-Mart Stores, Inc. .......         10,120             441,738
                                                       8,666,342

ENERGY -- 9.7%
Apache Corp. ................          4,655             419,229
Devon Energy Corp. ..........          3,744             311,501
Exxon Mobil Corp. ...........         29,754           2,754,030
Halliburton Co. .............         15,180             582,912
Hess Corp. ..................         11,233             747,331
Nabors Industries Ltd. ......          2,530              77,848     (a)
Occidental Petroleum Corp. ..          4,554             291,820
Transocean Inc. .............          6,780             766,479     (a)
                                                       5,951,150

FINANCIALS -- 16.2%
ACE Ltd. ....................          6,072             367,781
Allstate Corp. ..............         13,966             798,716
American International Group,
  Inc. ......................         30,820           2,084,973
AON Corp. ...................         11,638             521,499
Bank of America Corp. .......         11,132             559,606
Bank of New York Mellon
  Corp. .....................         17,204             759,385
BlackRock Inc. (Class A).....          1,619             280,751
Chubb Corp. .................          9,817             526,584
Citigroup, Inc. .............         35,117           1,638,910
Federal Home Loan Mortgage
  Corp. .....................         18,418           1,086,846
Metlife, Inc. ...............         11,132             776,234
State Street Corp. ..........          7,792             531,103     (e)
                                                       9,932,388

HEALTHCARE -- 11.3%
Aetna, Inc. .................          9,209             499,772
Amgen, Inc. .................         22,771           1,288,155     (a)
Baxter International, Inc. ..         10,120             569,554
Bristol-Myers Squibb Co. ....         14,168             408,322
DaVita, Inc. ................          8,805             556,300     (a)
GlaxoSmithKline PLC ADR......          7,118             378,678
Johnson & Johnson............          6,983             458,783
McKesson Corp. ..............          9,109             535,518
Medco Health Solutions,
  Inc. ......................          3,441             311,032     (a)
Novartis AG ADR..............          2,328             127,947
Pfizer Inc. .................         12,651             309,064
Thermo Electron Corp. .......          4,352             251,197     (a)
UnitedHealth Group, Inc. ....          5,060             245,056
Wyeth........................         22,973           1,023,447
                                                       6,962,825

INDUSTRIALS -- 7.8%
ABB Ltd. ADR.................         16,192             424,716
Cooper Industries Ltd. ......         10,120             517,031
Deere & Co. .................          4,554             675,905
Eaton Corp. .................          3,846             380,908
General Dynamics Corp. ......         10,120             854,836
ITT Corp. ...................          3,846             261,259
Northrop Grumman Corp. ......          2,227             173,706
Pitney Bowes Inc. ...........          4,757             216,063
Rockwell Collins, Inc. ......          1,923             140,456


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              15



GE VALUE EQUITY FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS



                                          NUMBER
                                       OF SHARES             VALUE

3M Co. ......................          9,108         $   852,327
United Technologies Corp. ...          2,580             207,638
WESCO International, Inc. ...          1,720              73,857     (a)
                                                       4,778,702

INFORMATION TECHNOLOGY -- 20.0%
Affiliated Computer Services,
  Inc. (Class A).............          2,834             142,380     (a)
Analog Devices, Inc. ........         16,698             603,800
Cisco Systems, Inc. .........         38,457           1,273,311     (a)
Corning Incorporated.........         11,132             274,404
Dell, Inc. ..................          4,554             125,690     (a)
EMC Corp. ...................          5,060             105,248     (a)
Hewlett-Packard Co. .........         17,609             876,752
Intel Corp. .................         42,809           1,107,041
International Business
  Machines Corp. ............         10,930           1,287,554
Lam Research Corp. ..........          3,238             172,456     (a)
Maxim Integrated Products,
  Inc. ......................         18,824             552,484
Microchip Technology Inc. ...          9,412             341,844
Microsoft Corp. .............         58,697           1,729,214
National Semiconductor
  Corp. .....................         18,621             505,001
Network Appliance, Inc. .....          2,733              73,545     (a)
Oracle Corp. ................         67,300           1,457,045     (a)
Sun Microsystems, Inc. ......         20,240             113,546     (a)
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR........................         27,326             276,535
Texas Instruments
  Incorporated...............         18,318             670,256
Western Union Co. ...........         28,134             589,970
                                                      12,278,076

MATERIALS -- 3.0%
Barrick Gold Corp. ..........         20,645             831,581
Freeport-McMoRan Copper &
  Gold Inc. (Class B)........          4,655             488,263
Kinross Gold Corp. ..........          4,858              72,773     (a)
PAN American Silver Corp. ...          8,096             233,974     (a)
Praxair, Inc. ...............          2,631             220,373
                                                       1,846,964

TELECOMMUNICATION SERVICES -- 2.3%
AT&T, Inc. ..................          6,072             256,906
Sprint Nextel Corp. (Series
  1).........................         12,650             240,350
Verizon Communications
  Inc. ......................         15,484             685,631
Vodafone Group, PLC ADR......          6,882             249,817
                                                       1,432,704

UTILITIES -- 4.1%
American Electric Power
  Company, Inc. .............          2,429             111,928
Constellation Energy Group,
  Inc. ......................          5,364             460,178
Dominion Resources, Inc. ....         13,156           1,109,051
Edison International.........          6,072             336,692
Entergy Corp. ...............          4,757             515,135
                                                       2,532,984
TOTAL COMMON STOCK
  (COST $52,312,154).........                         59,148,436

-------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.1%
-------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund.......................         10,766             369,489     (p)
Industrial Select Sector SPDR
  Fund.......................         37,374           1,535,324     (p)
TOTAL EXCHANGE TRADED FUNDS
  (COST $1,510,393)..........                          1,904,813
TOTAL INVESTMENTS IN
  SECURITIES
  (COST $53,822,547).........                         61,053,249

-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%
-------------------------------------------------------------------------

GEI Short Term Investment
  Fund
  5.43%......................        417,278             417,278    (d,l)
  (COST $417,278)
TOTAL INVESTMENTS
  (COST $54,239,825).........                         61,470,527
LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.1)%..............                            (62,131)
                                                     -----------
NET ASSETS -- 100.0%.........                        $61,408,396
                                                     ===========






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

16



GE Samll Cap Equity Fund

GE Small-Cap Equity Fund is managed by Jack Feiler, Jeffrey Schwartz and Dennison T. "Dan" Veru, members of the Palisade Capital Management, LLC ("Palisade") Investment Policy Committee.

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Equity Fund since its inception. See portfolio managers' biographical information beginning on page 138.

Q. HOW DID THE GE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Small-Cap Equity Fund returned 14.87% for Class A shares, 14.10% for Class B shares, 13.99% for Class C shares and 15.20% for Class Y shares. The Russell 2000 Index, the Fund's benchmark, returned 12.32%. The Fund's Lipper peer group of 744 Small-Cap Core Funds returned an average of 13.40% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The Fund posted solid relative results despite significant disruptions in the financial markets following the subprime mortgage market meltdown which led to a virtual halt in credit market activity. The Fed lowered its target lending rate by 50 bps in September, its first cut in four years, to help forestall a potential U.S. recession. This rate cut followed the Fed's surprise move to lower the discount rate by 50 bps nearly a month earlier. This dramatic infusion of liquidity helped to calm the financial markets and led to healthy gains in most of the major Indexes.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary drivers of the Fund's outperformance came from strong stock selection in the Energy, Industrials, and Financials sectors. The top performers in Energy were Oil States International and Hydril. Combined, these names delivered more than 200 bps of added value. Another key source of strength came from solid selections in the Industrials sector. The primary contributor was Woodward Governor, one of the Fund's long-term and largest holdings. The Fund's Financials holdings also delivered strong performance which was largely due to an avoidance of the carnage from this summer's subprime mortgage crisis.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE LAST FISCAL YEAR?

A. There were no significant changes to the Fund during the last fiscal year. We believe the Fed's interest rate reduction will help to stabilize the financial markets from the dislocations which have ensued as a result of the current credit crisis. This bodes well for small-caps and should help to ignite further growth in companies with dominant franchises, strong competitive positions, and healthy earnings and balance sheets. As always, we seek companies that demonstrate consistent earnings growth, increasing return on invested capital, and improving free cash flow generation.




                                                                              17



GE small cap equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 01, 2007 - SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
          BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
              PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,035.30                 6.47
Class B                     1,000.00              1,032.03                10.28
Class C                     1,000.00              1,031.45                10.33
Class Y                     1,000.00              1,037.08                 5.18
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,018.63                 6.33
Class B                     1,000.00              1,014.98                10.05
Class C                     1,000.00              1,014.93                10.10
Class Y                     1,000.00              1,019.86                 5.06
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 1.25% for Class A, 1.99% for Class B, 2.00% for Class C, and 1.00% for Class Y,
      (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 3.53% for Class A shares, 3.20% for Class B shares, 3.14% for Class C shares, and 3.71% for Class Y shares.


18



GE U.S. Equity Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2007
as a % of Market Value




---------------------------------
Harsco Corp.                2.97%
---------------------------------
Oil States International,
  Inc.                      2.96%
---------------------------------
Woodward Governor Co.       2.79%
---------------------------------
Oshkosh Truck Corp.         2.66%
---------------------------------
DRS Technologies, Inc.      2.65%
---------------------------------
Teledyne Technologies
  Inc.                      2.38%
---------------------------------
Varian, Inc.                2.31%
---------------------------------
KV Pharmaceutical Co.
  (Class A)                 2.31%
---------------------------------
Commercial Metals Co.       2.29%
---------------------------------
Hilb Rogal & Hobbs Co.      2.20%
---------------------------------



 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

LIPPER PERFORMANCE COMPARISON
Small Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/07



                          ONE     FIVE
                         YEAR     YEAR
                        ------   ------

Number of
Funds in
peer group:                744      451

---------------------------------------

Peer group
average annual
total return:            13.40%   18.00%
---------------------------------------



Lipper categories in peer group: Small Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                       ONE    FIVE     SINCE      $10,000
                      YEAR    YEAR   INCEPTION  INVESTMENT
                     ------  ------  ---------  ----------

GE Small-Cap
  Equity             14.87%  13.88%    13.15%     30,424
W/load                8.26%  12.54%    11.11%     28,674
Russell 2000 Index   12.32%  18.74%    10.64%     24,845




--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                       ONE    FIVE     SINCE      $10,000
                      YEAR    YEAR   INCEPTION  INVESTMENT
                     ------  ------  ---------  ----------

GE Small-Cap Equity  14.10%  13.04%    12.59%     29,056
W/load               10.18%  13.04%    12.59%
Russell 2000 Index   12.32%  18.74%    10.64%     24,845




--------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                       ONE    FIVE     SINCE      $10,000
                      YEAR    YEAR   INCEPTION  INVESTMENT
                     ------  ------  ---------  ----------

GE Small-Cap Equity  13.99%  13.03%    11.22%     23,427
W/load               13.01%  13.03%    11.22%
Russell 2000 Index   12.32%  18.74%     9.64%     20,881




--------------------------------------------------------------------------------
CLASS Y SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                       ONE    FIVE     SINCE      $10,000
                      YEAR    YEAR   INCEPTION  INVESTMENT
                     ------  ------  ---------  ----------

GE Small-Cap Equity  15.20%  14.19%    13.44%     31,127
Russell 2000 Index   12.32%  18.74%    10.64%     24,845



                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                                                                              19



GE SMALL-CAP EQUITY FUND                                      September 30, 2007

SCHEDULE OF INVESTMENTS

GE SMALL-CAP EQUITY FUND

Portfolio Composition as a % of Market Value of $81,679
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                         NUMBER
                                      OF SHARES             VALUE

COMMON STOCK -- 99.1%

------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 15.4%
Aaron Rents, Inc. ..........         56,000         $ 1,248,800
Aeropostale, Inc. ..........         63,150           1,203,639     (a)
American Eagle Outfitters...         14,750             388,072
Arbitron, Inc...............         38,200           1,731,988
Bright Horizons Family
  Solutions, Inc............         31,900           1,366,596     (a)
CBRL Group, Inc.............         16,000             652,800
Interactive Data Corp.......         63,200           1,782,240
Jarden Corp.................         42,700           1,321,138     (a)
LKQ Corp....................         28,800           1,002,528     (a)
Pool Corp...................         26,200             654,476
The Talbots, Inc. ..........         23,400             421,200
Triarc Companies, Inc.
  (Class B).................         66,300             829,413
                                                     12,602,890

CONSUMER STAPLES -- 3.6%
Central European
  Distribution Corp.........         32,900           1,576,239     (a)
Smithfield Foods, Inc.......         44,200           1,392,300     (a)
                                                      2,968,539

ENERGY -- 5.5%
Dril-Quip Inc...............         26,200           1,292,970     (a)
NATCO Group, Inc. (Class
  A)........................          9,400             486,450     (a)
Oil States International,
  Inc.......................         50,100           2,419,830     (a)
St. Mary Land & Exploration
  Co. ......................          7,100             253,257
                                                      4,452,507

FINANCIALS -- 18.8%
BioMed Realty Trust, Inc.
  (REIT)....................         68,800           1,658,080
Cullen/Frost Bankers,
  Inc. .....................         12,200             611,464
DCT Industrial Trust, Inc.
  (REIT)....................         62,200             651,234
Federal Realty Investment
  Trust (REIT)..............          8,900             788,540
GFI Group, Inc..............         18,000           1,550,160     (a)
Global Cash Access Holdings,
  Inc.......................         79,400             840,846     (a)
HCC Insurance Holdings,
  Inc.......................         55,100           1,578,064
Hilb Rogal & Hobbs Co.......         41,500           1,798,195
Jones Lang LaSalle Inc......          7,000             719,320
Omega Healthcare Investors,
  Inc. (REIT)...............        101,200           1,571,636
Raymond James Financial,
  Inc.......................         51,400           1,688,490
Sandy Spring Bancorp, Inc...         13,300             400,596
Sterling Bancorp............         19,000             266,000
Webster Financial Corp......         16,200             682,344
Westamerica Bancorporation..         11,700             582,777
                                                     15,387,746

HEALTHCARE -- 12.3%
AMN Healthcare Services,
  Inc.......................         36,800             689,264     (a)
Computer Programs and
  Systems, Inc..............         30,300             798,708
Cubist Pharmaceuticals,
  Inc.......................         18,600             393,018     (a)
HMS Holdings Corp...........         14,800             364,228     (a)
Immunicon Corp..............         44,700              51,852     (a)
inVentiv Health, Inc........          5,800             254,156     (a)
KV Pharmaceutical Co. (Class
  A)........................         66,000           1,887,600     (a)
Medical Action Industries
  Inc. .....................         54,100           1,280,006     (a)
Molina Healthcare, Inc......         31,700           1,149,759     (a)
Salix Pharmaceuticals Ltd...         48,600             603,612     (a)
Thoratec Corp...............         34,000             703,460     (a)
Varian, Inc.................         29,700           1,889,217     (a)
                                                     10,064,880

INDUSTRIALS -- 25.8%
Applied Industrial
  Technologies, Inc. .......         21,000             647,430
Baldor Electric Co..........         25,300           1,010,735
Comfort Systems USA, Inc. ..         41,700             592,140
DRS Technologies, Inc.......         39,300           2,166,216
Genesee & Wyoming Inc.
  (Class A).................         58,700           1,692,908     (a)
Harsco Corp.................         40,900           2,424,143
Herman Miller Inc...........         54,200           1,470,988
Matthews International Corp.
  (Class A)                           7,100             310,980
Mueller Industries, Inc.....         40,100           1,449,214
NCI Building Systems, Inc...         21,300             920,373     (a)
Old Dominion Freight Line...         28,500             683,145     (a)
Oshkosh Truck Corp..........         35,000           2,168,950
Quanta Services, Inc........         47,400           1,253,730     (a)
Teledyne Technologies
  Inc. .....................         36,400           1,943,396     (a)
Universal Technical
  Institute, Inc............          2,300              41,400     (a)
Woodward Governor Co........         36,500           2,277,600
                                                     21,053,348


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

20



GE SMALL-CAP EQUITY FUND                                      September 30, 2007

SCHEDULE OF INVESTMENTS



                                         NUMBER
                                      OF SHARES             VALUE


INFORMATION TECHNOLOGY -- 11.9%
ACI Worldwide Inc...........         19,700         $   440,295     (a)
BigBand Networks, Inc.......         17,600             112,640     (a)
Blackbaud, Inc..............         47,000           1,186,280
CommScope, Inc..............         29,400           1,477,056     (a)
Micros Systems, Inc.........         26,200           1,704,834     (a)
Mobility Electronics, Inc...         44,300             155,493     (a)
MoneyGram International,
  Inc.......................         48,500           1,095,615
Parametric Technology
  Corp......................         55,780             971,688     (a)
Rudolph Technologies, Inc...         49,300             681,819     (a)
Semtech Corp................         50,400           1,032,192     (a)
SRA International, Inc.
  (Class A).................          9,600             269,568     (a)
Zebra Technologies Corp.
  (Class A).................         15,700             572,893     (a)
                                                      9,700,373

MATERIALS -- 4.4%
Commercial Metals Co........         59,200           1,873,680
Packaging Corporation of
  America...................         47,700           1,386,639
Pioneer Drilling Co.........         26,200             319,116     (a)
                                                      3,579,435

UTILITIES -- 1.4%
IDACORP, Inc................         35,800           1,172,092

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $68,082,400)........                         80,981,810

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
------------------------------------------------------------------------
GEI Short Term Investment
  Fund 5.43%                                                        (d,-
  (COST $697,635)...........        697,635             697,635      l)
TOTAL INVESTMENTS
  (COST $68,780,035)........                         81,679,445
OTHER ASSETS AND
  LIABILITIES,
  NET -- 0.0%*..............                             40,410
                                                    -----------
NET ASSETS -- 100.0%........                        $81,719,855
                                                    ===========





    * Less than 0.1%


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              21



GE U.S. Equity Fund

The GE Global Equity Fund is co-managed by Robert A. Jasminski and Daizo Motoyoshi. Messrs. Jasminski and Motoyoshi each independently manage approximately one-half of the portfolio; however, they operate as a collaborative team and inform each other of trades. Mr. Motoyoshi has oversight authority over Mr. Jasminski's portion of the portfolio. See portfolio managers' biographical information beginning on page 138.

Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Global Equity Fund returned 30.78% for Class A shares, 29.81% for Class B shares, 29.80% for Class C shares and 31.11% for Class Y shares. The MSCI World Index, the Fund's benchmark, returned 21.09% and the Fund's Lipper peer group of 59 Global Large-Cap Core Funds returned an average of 24.17% for the same period.

Q.   WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. Two major themes had significant impact on the financial markets during the last fiscal year. One of these themes was the continued robust growth of China and India. The demand for agricultural, infrastructure, and energy commodities caused inflationary pressure to present itself across the globe. The other major theme was the credit crunch problem that developed as the US housing market showed signs of slowing down. The issue rattled global markets as companies revealed their exposure to sub prime loans in their portfolios.

Q.   WHAT STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. The largest contribution to performance came from the materials and industrials sector. The top performers included Potash (Canada, agricultural commodity), CVRD (Brazil, metals & mining), Monsanto (US, agricultural commodity), and Sandvik (Sweden, Industrial). All regions across the globe positively impacted performance with Emerging markets and the US being the largest contributors.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The two material changes to allocations over the past twelve months were reductions to exposure in the healthcare and financial sectors. It was increasingly difficult to find attractive opportunities in these sectors as numerous headwinds appeared. In healthcare, increasing competition from generic drugs, higher scrutiny on drug safety from the regulatory agencies, and weakening drug pipelines all factored into creating a difficult environment for pharmaceutical companies. The financial sector has been significantly impacted by the deterioration in the credit markets.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. A few key buys during the last fiscal year were Corning (US, Telecom Services) and Esprit (Hong Kong, Apparel). A position in Corning was established due to the attractive industry leading position they hold in producing glass for LCD TV's. Demand for flat panel TV's continues to grow globally thus benefiting a demand for Corning's key product. Esprit is a fast growing clothing retailer in the process of expanding their retail presence globally. A key sell during the period was Pfizer (US, healthcare). The removal of a key drug in the Pfizer pipeline due to safety concerns led to the elimination of the position.



(Daizo Motoyoshi)



            Pictured to the right:
            Daizo Motoyoshi


22



GE Global Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 01, 2007 - SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,154.79                 7.23
Class B                     1,000.00              1,150.66                11.17
Class C                     1,000.00              1,150.50                11.11
Class Y                     1,000.00              1,156.44                 5.84
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,018.14                 6.83
Class B                     1,000.00              1,014.49                10.55
Class C                     1,000.00              1,014.53                10.50
Class Y                     1,000.00              1,019.42                 5.52
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 1.35% for Class A, 2.09% for Class B, 2.08% for Class C, and 1.09% for Class Y,
      (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 15.48% for Class A shares, 15.07% for Class B shares, 15.05% for Class C shares, and 15.64% for Class Y shares.


                                                                              23



GE Global Equity Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2007
as a % of Market Value







---------------------------------

Monsanto Co.                2.66%

---------------------------------

Potash Corp of

  Saskatchewan              2.23%

---------------------------------

Transocean Inc.             2.17%

---------------------------------

Schlumberger Ltd.           2.10%

---------------------------------

BHP Billiton PLC            1.99%

---------------------------------

Koninklijke Philips

  Electronics N.V.          1.98%

---------------------------------

United Technologies Corp.   1.94%

---------------------------------

Roche Holding AG            1.90%

---------------------------------

Praxair, Inc.               1.79%

---------------------------------

Sandvik AB                  1.79%

---------------------------------




 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests in companies in developed and developing countries, including the United States.

LIPPER PERFORMANCE COMPARISON
Global Large Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/07



                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group:             59       52      27

--------------------------------------------

Peer group
average annual
total return:        24.17%   18.47%   6.45%
--------------------------------------------



Lipper categories in peer group: Global Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                              ENDING
                                            VALUE OF A
                       ONE    FIVE    TEN     $10,000
                      YEAR    YEAR    YEAR  INVESTMENT
                     ------  ------  -----  ----------

GE Global Equity     30.78%  19.63%  7.36%    20,348
W/load               23.26%  18.22%  6.73%    19,178
MSCIW Index          21.09%  19.28%  6.99%    19,646





--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                        ONE     FIVE     TEN      $10,000
                       YEAR     YEAR     YEAR   INVESTMENT
                      ------   ------   -----   ----------

GE Global Equity      29.81%   18.76%   6.89%     19,475
W/load                25.81%   18.76%   6.89%
MSCIW Index           21.09%   19.28%   6.99%     19,646





--------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                     ENDING
                                                   VALUE OF A
                       ONE     FIVE      SINCE       $10,000
                      YEAR     YEAR    INCEPTION   INVESTMENT
                     ------   ------   ---------   ----------

GE Global Equity     29.80%   18.92%     5.89%       15,815
W/load               28.80%   18.92%     5.89%
MSCIW Index          21.09%   19.28%     5.33%       15,153




--------------------------------------------------------------------------------
CLASS Y SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                         ONE     FIVE     TEN     $10,000
                        YEAR     YEAR     YEAR  INVESTMENT
                       ------   ------   -----  ----------

GE Global Equity       31.11%   19.94%   7.64%    20,885
MSCIW Index            21.09%   19.28%   6.99%    19,646




                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


24



GE GLOBAL EQUITY FUND                                         September 30, 2007

SCHEDULE OF INVESTMENTS

GE GLOBAL EQUITY FUND

Portfolio Composition as a % of Market Value of $77,938
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                         NUMBER
                                      OF SHARES             VALUE

COMMON STOCK -- 93.2%

------------------------------------------------------------------------

AUSTRALIA -- 1.9%
Brambles Ltd. ..............          81,924        $ 1,070,080
Paladin Resources Ltd. .....          56,859            389,457     (a)
                                                      1,459,537

CANADA -- 5.1%
CAE, Inc. ..................          38,388            517,274
Canadian National Railway
  Co. ......................           9,785            558,918
Canadian Western Bank.......          21,732            623,289
Nexen Inc. .................           6,250            191,142
Potash Corp of
  Saskatchewan..............          16,468          1,740,668
Suncor Energy, Inc. ........           2,744            260,159
                                                      3,891,450

CHINA -- 0.7%
China Communications
  Construction Company
  Ltd. .....................         232,000            551,880

EGYPT -- 0.7%
Orascom Construction
  Industries................           3,964            332,394
Orascom Construction
  Industries GDR............             923            156,218
Orascom Construction
  Industries GDR............             466             78,870     (b)
                                                        567,482

FINLAND -- 1.6%
Nokia OYJ...................          32,496          1,232,070

FRANCE -- 3.6%
Groupe Danone...............           6,868            539,156
LVMH Moet Hennessy Louis
  Vuitton S.A. .............           6,606            789,814
Unibail-Rodamco (REIT)......           1,246            319,828
Veolia Environnement........           8,330            715,410
Vinci S.A. .................           4,456            347,210
                                                      2,711,418

GERMANY -- 3.6%
Bayer AG....................          12,798          1,015,961
E.ON AG.....................           3,528            650,549
Gerresheimer AG.............           4,194            225,160     (a)
Linde AG....................           4,546            563,045
Tognum AG...................          10,587            331,239     (a)
                                                      2,785,954

GREECE -- 0.9%
Hellenic Telecommunications
  Organization S.A. ........          17,574            649,814

HONG KONG -- 1.3%
Esprit Holdings Ltd. .......          64,000          1,017,423

INDIA -- 0.8%
ITC Ltd. ...................         127,465            605,057
Reliance Capital Ltd. ADR...             901             35,807    (a,b)
                                                        640,864

ITALY -- 3.9%
Banca Intesa S.p.A. ........          92,568            712,861
Saipem S.p.A. ..............          22,107            940,669
UniCredito Italiano
  S.p.A. ...................         157,442          1,343,436
                                                      2,996,966

JAPAN -- 13.0%
Ibiden Company Ltd. ........           9,800            823,945
Japan Tobacco, Inc. ........              46            252,367
Jupiter Telecommunications
  Co. ......................           1,071            830,615     (a)
Mitsubishi Estate Company
  Ltd. .....................          48,000          1,373,038
Mitsubishi Heavy Industries
  Ltd. .....................          36,000            235,065
Mitsubishi UFJ Financial
  Group, Inc. ..............          80,000            718,253
Nidec Corp. ................          12,100            844,785
Nintendo Company Ltd. ......           1,500            779,898
Nomura Holdings, Inc. ......          54,700            915,987
Shiseido Company Ltd. ......          15,000            332,565
Toray Industries Inc. ......         135,000          1,070,469
Toyota Motor Corp. .........          18,800          1,108,238
Ube Industries Ltd. ........         190,000            672,347
                                                      9,957,572


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              25



GE GLOBAL EQUITY FUND                                         September 30, 2007

SCHEDULE OF INVESTMENTS



                                         NUMBER
                                      OF SHARES             VALUE


MALAYSIA -- 0.4%
IOI Corp. ..................         151,200        $   268,455

MEXICO -- 0.7%
America Movil S.A. de C.V.
  ADR (Series L)............           8,005            512,320

NETHERLANDS -- 2.0%
Koninklijke Philips
  Electronics N.V. .........          34,316          1,544,598

NORWAY -- 1.5%
Telenor ASA.................          55,610          1,107,636

RUSSIA -- 1.0%
MMC Norilsk Nickel ADR......           2,759            750,448

SINGAPORE -- 1.2%
CapitaLand Ltd. ............         111,073            609,818
Singapore Telecommunications
  Ltd. .....................         106,000            287,056
                                                        896,874

SOUTH AFRICA -- 0.7%
Anglo Platinum Ltd. ........           1,949            294,636
MTN Group, Ltd. ............          17,009            257,721
                                                        552,357

SOUTH KOREA -- 0.5%
Hyundai Motor Co. ..........           4,790            386,801

SPAIN -- 0.9%
Acciona S.A. ...............             693            187,944
Banco Santander Central
  Hispano S.A. (Regd.)......          24,837            481,438
                                                        669,382

SWEDEN -- 1.8%
Sandvik AB..................          65,239          1,394,222

SWITZERLAND -- 4.3%
Nestle S.A. (Regd.).........           2,599          1,163,565
Roche Holding AG............           8,200          1,481,784
Swatch Group AG.............           1,865            609,853
                                                      3,255,202

TAIWAN -- 0.7%
Taiwan Semiconductor
  Manufacturing Company
  Ltd. ADR..................          55,950        $   566,213

UNITED KINGDOM -- 7.9%
Aegis Group PLC.............         322,836            822,162
BHP Billiton PLC............          43,583          1,553,891
Cadbury Schweppes PLC.......          23,497            271,432
Diageo PLC..................          42,619            932,552
Experian Group, Ltd. .......          79,863            841,204
Prudential PLC..............          45,294            693,482
Tesco PLC...................          31,070            278,047
Vodafone Group, PLC ADR.....          17,087            620,258
                                                      6,013,028

UNITED STATES -- 32.5%
Alberto-Culver Co. .........          11,126            275,814
American International
  Group, Inc. ..............          18,871          1,276,623
American Tower Corp. (Class
  A)........................          19,204            836,142     (a)
Amgen, Inc. ................          13,941            788,642     (a)
Charles Schwab Corp. .......          12,656            273,370
Cisco Systems, Inc. ........           7,916            262,099     (a)
Citigroup, Inc. ............          10,085            470,667
Comcast Corp. (Class A).....          13,128            314,547     (a)
Corning Incorporated........          31,658            780,370
eBay, Inc. .................          11,406            445,062     (a)
Ecolab Inc. ................           6,482            305,950
Emerson Electric Co. .......          19,258          1,024,911
Franklin Resources, Inc. ...           1,990            253,725
Intel Corp. ................          21,499            555,964
ITT Corp. ..................           3,951            268,391
Kimberly-Clark Corp. .......          11,237            789,512
McCormick & Company, Inc. ..          19,865            714,544
Medtronic Inc. .............           4,316            243,466
Monsanto Co. ...............          24,206          2,075,422
Occidental Petroleum
  Corp. ....................          16,260          1,041,941
Oracle Corp. ...............          43,159            934,392     (a)
Paychex, Inc. ..............          18,920            775,720
Praxair, Inc. ..............          16,690          1,397,954
Procter & Gamble Co. .......           4,332            304,713
QUALCOMM, Inc. .............           8,397            354,857
Resmed, Inc. ...............          10,748            460,767     (a)
Schlumberger Ltd. ..........          15,577          1,635,585
Spirit Aerosystems Holdings,
  Inc. (Class A)............          16,353            636,786     (a)
State Street Corp. .........          11,165            761,006     (e)
Textron Inc. ...............           4,754            295,746
The Coca-Cola Co. ..........           4,761            273,615
Transocean Inc. ............          14,967          1,692,019     (a)
United Technologies Corp. ..          18,826          1,515,116
Yahoo! Inc. ................          31,894            856,035     (a)
                                                     24,891,473

TOTAL COMMON STOCK
  (COST $54,004,741)........                        $71,271,439


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

26



GE GLOBAL EQUITY FUND                                         September 30, 2007

SCHEDULE OF INVESTMENTS



                                         NUMBER
                                      OF SHARES             VALUE


------------------------------------------------------------------------
PREFERRED STOCK -- 3.0%
------------------------------------------------------------------------
All America Latina Logistica
  S.A. .....................          48,100            682,288
Cia Vale do Rio Doce ADR....          29,969            852,618
Fresenius AG................           9,816            761,787

TOTAL PREFERRED STOCK
  (COST $1,572,082).........                          2,296,693

------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.3%
------------------------------------------------------------------------
Financial Select Sector SPDR
  Fund......................           5,841            200,463     (p)
Industrial Select Sector
  SPDR Fund.................          19,637            806,688     (p)

TOTAL EXCHANGE TRADED FUNDS
  (COST $706,090)...........                          1,007,151

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $56,282,913)........                         74,575,283

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.4%
------------------------------------------------------------------------
GEI Short Term Investment
  Fund
  5.43%.....................       3,362,995          3,362,995    (d,l)
  (COST $3,362,995)

TOTAL INVESTMENTS
  (COST $59,645,908)........                         77,938,278

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (1.9)%.............                         (1,419,660)
                                                    -----------

NET ASSETS -- 100.0%........                        $76,518,618
                                                    ===========








OTHER INFORMATION

--------------------------------------------------------------------------------

The GE Global Equity Fund was invested in the following sectors at September 30, 2007:



                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
-----------------------------------------------------

Materials                                 16.06%
Industrials                               15.18%
Financials                                14.20%
Information Technology                    11.82%
Consumer Discretionary                     9.53%
Consumer Staples                           8.98%
Energy                                     7.89%
Telecommunication Services                 5.48%
Healthcare                                 4.79%
Short-Term                                 4.32%
Utilities                                  1.75%
                                         -------
                                         100.00%
                                         =======






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              27



GE International Equity Fund

The GE International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which portions Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers' biographical information beginning on page 138.

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE International Equity Fund returned 34.50% for Class A shares, 33.54% for Class B shares, 33.53% for Class C shares and 34.85% for Class Y shares. The MSCI EAFE Index, the Fund's benchmark, returned 24.86% and the Fund's Lipper peer group of 213 International Large-Cap Core funds returned an average of 25.01% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Strong cash generation as the corporate sector responded to sustained global demand. New opportunities in Europe and Japan as the local economies slowly recovered. Volatility remained a feature, culminating in the major credit market dislocations of July and August. Sustained weakness in the US Dollar that enhanced returns from non-US investments.

Q.   WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. China and India continued to drive an increasing share of world growth while the importance of the US economy started to diminish. The tightening of credit by central banks in many markets around the world gave way to selective easing and aggressive adding of liquidity as concerns about the credit market accelerated.

Q.   WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Substantial contributions came from holdings in materials (metals & mining and agricultural chemicals), energy (oil & gas and service companies), industrials and telecommunications services. Of particular note were CVRD, Potash and BHP Billiton in materials; Saipem and Petrobras in energy; ABB and Sandvik in industrials and Singapore Telecom and Telenor in telecom services.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. In industrials, holdings in Japanese machinery, agricultural equipment and staffing were switched for better opportunities in construction and diesel engine technology. The underweight in the consumer sectors was narrowed with the addition of a major watch manufacturer selling into Asia and a global food company that has proven its ability to handle rising costs. Our underweight in the banks component of financials was further trimmed reflecting our concerns about the whole credit sector. However, we added to real estate holdings in Europe.


(RALPH R. LAYMAN)



Pictured to the right: Ralph R. Layman


                                                                              28



Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PAST TWELVE-MONTH PERIOD, AND
     WHY?

A. BUYS: Ibiden (Japan): diesel particulate filters benefiting from increasing popularity of diesel engines; Danone (France): foods and beverages worldwide; Novozymes (Denmark): enzymes and other chemicals for the industrial market.

     SELLS: Novartis (Switzerland): pharmaceutical company challenged by a poor pipeline of new drugs and a deteriorating US market; Ericsson: (Sweden) reached its valuation potential having dominated a high-growth segment of the telecom equipment market; Sekisui Chemical (Japan): a disappointing participant in the more disappointing Japanese housing market



GE International Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 01, 2007 - SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,171.11                 7.62
Class B                     1,000.00              1,166.25                11.65
Class C                     1,000.00              1,166.75                11.65
Class Y                     1,000.00              1,172.14                 6.27
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,017.84                 7.13
Class B                     1,000.00              1,014.14                10.91
Class C                     1,000.00              1,014.14                10.91
Class Y                     1,000.00              1,019.07                 5.87
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, and 1.16% for Class Y, (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 17.11% for Class A shares, 16.62% for Class B shares, 16.67% for Class C shares, and 17.21% for Class Y shares.



                                                                             1.1



GE International Equity Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2007
as a % of Market Value







---------------------------------

BHP Billiton PLC            3.07%

---------------------------------

Nokia OYJ                   2.74%

---------------------------------

Saipem S.p.A.               2.68%

---------------------------------

Roche Holding AG            2.61%

---------------------------------

Cia Vale do Rio Doce ADR    2.49%

---------------------------------

Vodafone Group, PLC         2.34%

---------------------------------

Telenor ASA                 2.33%

---------------------------------

Koninklijke Philips

  Electronics N.V.          2.12%

---------------------------------

Nestle S.A. (Regd.)         2.11%

---------------------------------

Toray Industries Inc.       1.87%

---------------------------------




 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in companies in developed and developing countries outside the United States.

LIPPER PERFORMANCE COMPARISON
International Large Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/07



                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group:            213      175      93

--------------------------------------------

Peer group
average annual
total return:        25.01%   21.16%   7.08%
--------------------------------------------



Lipper categories in peer group: International Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                               ENDING
                                             VALUE OF A
                        ONE    FIVE    TEN     $10,000
                       YEAR    YEAR    YEAR  INVESTMENT
                      ------  ------  -----  ----------

GE International
  Equity              34.50%  22.45%  6.67%    19,072
W/load                26.76%  21.01%  6.04%    17,976
MSCI EAFE Index       24.86%  23.55%  7.95%    21,480




--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                   ENDING
                                                 VALUE OF A
                         ONE     FIVE     TEN      $10,000
                        YEAR     YEAR     YEAR   INVESTMENT
                       ------   ------   -----   ----------

GE International
  Equity               33.54%   21.47%   6.17%     18,188
W/load                 29.53%   21.47%   6.17%
MSCI EAFE Index        24.86%   23.55%   7.95%     21,480




--------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                      ENDING
                                                    VALUE OF A
                        ONE     FIVE      SINCE       $10,000
                       YEAR     YEAR    INCEPTION   INVESTMENT
                      ------   ------   ---------   ----------

GE International
  Equity              33.53%   21.62%     5.82%       15,728
W/load                32.53%   21.62%     5.82%
MSCI EAFE Index       24.86%   23.55%     7.55%       17,895




--------------------------------------------------------------------------------
CLASS Y SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                   ENDING
                                                 VALUE OF A
                         ONE     FIVE     TEN      $10,000
                        YEAR     YEAR     YEAR   INVESTMENT
                       ------   ------   -----   ----------

GE International
  Equity               34.85%   22.75%   6.94%     19,564
MSCI EAFE Index        24.86%   23.55%   7.95%     21,480



                                                            (PERFORMANCE LEGEND)



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



2



GE INTERNATIONAL EQUITY FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS

GE INTERNATIONAL EQUITY FUND

Portfolio Composition as a % of Market Value of $69,605
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                          NUMBER
                                       OF SHARES             VALUE

COMMON STOCK -- 94.1%

-------------------------------------------------------------------------

AUSTRALIA -- 1.2%
Brambles Ltd. ...............          28,418        $   371,192
Paladin Resources Ltd. ......          65,554            449,013     (a)
                                                         820,205

BRAZIL -- 1.3%
Petroleo Brasileiro S.A.
  ADR........................          13,918            900,495

CANADA -- 2.9%
Canadian National Railway
  Co. .......................          14,180            809,959
Potash Corp of Saskatchewan..          11,852          1,252,979
                                                       2,062,938

CHINA -- 0.3%
China Petroleum & Chemical
  Corp. .....................         144,000            179,243

DENMARK -- 1.1%
Group 4 Securicor PLC........          72,783            301,333
Novozymes (Series B).........           3,616            453,263
                                                         754,596

EGYPT -- 0.8%
Orascom Construction
  Industries.................           6,958            583,451

FINLAND -- 2.7%
Nokia OYJ....................          50,387          1,910,398

FRANCE -- 11.1%
Accor S.A. ..................           3,255            288,207     (h)
Alstom.......................           3,192            647,197
AXA S.A. ....................          12,030            536,863
BNP Paribas..................           7,397            807,277
Credit Agricole S.A. ........          11,484            441,780
Groupe Danone................           6,290            493,782
LVMH Moet Hennessy Louis
  Vuitton S.A. ..............           4,561            545,314
Renault S.A. ................           1,525            220,391
Schneider Electric S.A. .....           2,954            372,211
Suez S.A. ...................           8,852            519,920
Total S.A. ..................          12,181            987,769
Unibail-Rodamco (REIT).......           1,534            393,753
Veolia Environnement.........          12,863          1,104,721
Vinci S.A. ..................           5,230            407,519
                                                       7,766,704

GERMANY -- 8.5%
Allianz AG (Regd.)...........           2,518            586,742
Bayer AG.....................          13,413          1,064,783
DaimlerChrysler AG (Regd.)...           4,265            428,465
E.ON AG......................           5,893          1,086,645
Linde AG.....................           6,939            859,430
Metro AG.....................           5,623            506,514
RWE AG.......................           2,107            264,288
Siemens AG (Regd.)...........           8,557          1,173,367
                                                       5,970,234

GREECE -- 1.0%
Hellenic Telecommunications
  Organization S.A. .........          18,345            678,323

HONG KONG -- 1.4%
Esprit Holdings Ltd. ........          16,000            254,356
Hongkong Land Holdings
  Ltd. ......................          19,999             90,396
Jardine Matheson Holdings
  Ltd. ......................           4,633            132,504
Sun Hung Kai Properties
  Ltd. ......................          29,455            496,689
                                                         973,945

INDIA -- 0.5%
Larsen & Toubro Ltd. ........           3,409            240,912
Reliance Capital Ltd. ADR....           2,894            115,012    (a,b)
                                                         355,924

ITALY -- 5.6%
Banca Intesa S.p.A. .........         102,743            791,218
ENI S.p.A. ..................           3,776            139,567     (h)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                               3



GE INTERNATIONAL EQUITY FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                          NUMBER
                                       OF SHARES             VALUE

Saipem S.p.A. ...............          43,839        $ 1,865,380
UniCredito Italiano S.p.A. ..         135,479          1,156,028
                                                       3,952,193

JAPAN -- 17.6%
Asahi Glass Company Ltd. ....          36,005            483,656     (h)
Bank of Yokohama Ltd. .......          65,308            450,282
Chiyoda Corp. ...............          15,427            277,650
East Japan Railway Co. ......              93            732,583
Hoya Corp. ..................          11,900            405,582
Ibiden Company Ltd. .........          10,299            865,899
Komatsu Ltd. ................          16,169            542,645
Mitsubishi Estate Company
  Ltd. ......................          44,982          1,286,708
Mitsubishi Heavy Industries
  Ltd. ......................          77,000            502,778
Mitsubishi UFJ Financial
  Group, Inc. ...............         103,000            924,751
Nidec Corp. .................          11,216            783,067
Nintendo Company Ltd. .......             100             51,993
Nomura Holdings, Inc. .......          72,898          1,220,724
Seven & I Holdings Company
  Ltd. ......................          12,900            331,431
Shiseido Company Ltd. .......          31,000            687,302
Sumitomo Realty & Development
  Company Ltd. ..............          11,000            386,384
Toray Industries Inc. .......         163,999          1,300,414
Toyota Motor Corp. ..........          18,043          1,063,614
                                                      12,297,463

MEXICO -- 1.0%
America Movil S.A. de C.V.
  ADR (Series L).............          11,182            715,648

NETHERLANDS -- 2.8%
ING Groep N.V. ..............          10,738            475,388
Koninklijke Philips
  Electronics N.V. ..........          32,798          1,476,272
                                                       1,951,660

NORWAY -- 4.1%
Acergy S.A. .................          29,719            878,320
Orkla ASA....................          19,179            340,622
Telenor ASA..................          81,532          1,623,949
                                                       2,842,891

RUSSIA -- 0.6%
Mobile Telesystems OJSC ADR..           5,605            388,482

SINGAPORE -- 1.5%
CapitaLand Ltd. .............          87,000            477,652
Singapore Telecommunications
  Ltd. ......................         208,174            563,750
                                                       1,041,402

SOUTH AFRICA -- 1.2%
Anglo Platinum Ltd. .........           1,986            300,229
MTN Group, Ltd. .............          37,939            574,854
                                                         875,083

SOUTH KOREA -- 1.8%
Hyundai Motor Co. ...........           1,840            148,583
Kookmin Bank.................           6,566            546,718
Samsung Electronics
  Company Ltd. ..............             960            603,180
                                                       1,298,481

SPAIN -- 1.4%
Banco Santander Central
  Hispano S.A. (Regd.).......          49,461            958,747     (h)

SWEDEN -- 1.0%
Sandvik AB...................          32,044            684,812

SWITZERLAND -- 8.1%
ABB Ltd. (Regd.).............          37,897            994,626
Credit Suisse Group,
  (Regd.)....................           3,809            252,042
Holcim Ltd. (Regd.)..........           2,547            280,384
Nestle S.A. (Regd.)..........           3,285          1,470,686
Roche Holding AG.............          10,065          1,818,799
Swatch Group AG..............             846            276,641
Swiss Reinsurance............           1,964            174,342
Syngenta AG (Regd)...........           1,995            428,647
                                                       5,696,167

TAIWAN -- 0.9%
Taiwan Semiconductor
  Manufacturing Company
  Ltd. ......................         336,780            656,326

UNITED KINGDOM -- 13.7%
BG Group, PLC................          29,235            503,893
BHP Billiton PLC.............          59,963          2,137,897
Diageo PLC...................          34,756            760,502
GlaxoSmithKline PLC..........           3,246             85,774     (h)
Group 4 Securicor PLC........          61,010            251,083
Lloyds TSB Group, PLC........          35,708            394,667
National Grid PLC............          26,706            426,570
Prudential PLC...............          49,356            755,674
Reed Elsevier PLC............          23,870            300,543
Rio Tinto PLC (Regd.)........           9,460            814,876
Royal Bank of Scotland
  Group, PLC.................          71,192            761,475
Smiths Group PLC.............           6,535            142,328
Tesco PLC....................          69,666            623,445
Vodafone Group, PLC..........         452,760          1,628,089
                                                       9,586,816


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

4



GE INTERNATIONAL EQUITY FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                          NUMBER
                                       OF SHARES             VALUE


TOTAL COMMON STOCK
  (COST $45,818,279).........                        $65,902,627

-------------------------------------------------------------------------
PREFERRED STOCK -- 2.8%
-------------------------------------------------------------------------
All America Latina Logistica
  S.A. ......................          14,200        $   201,424
Cia Vale do Rio Doce ADR.....          61,013          1,735,820
TOTAL PREFERRED STOCK
  (COST $826,833)............                          1,937,244

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $46,645,112).........                         67,839,871

-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
-------------------------------------------------------------------------
GEI Short Term Investment
  Fund
  5.43%......................       1,764,861          1,764,861    (d,l)
  (COST $1,764,861)

TOTAL INVESTMENTS
  (COST $48,409,973).........                         69,604,732

OTHER ASSETS AND LIABILITIES,
  NET -- 0.6%................                            413,150
                                                     -----------

NET ASSETS -- 100.0%.........                        $70,017,882
                                                     ===========








OTHER INFORMATION

--------------------------------------------------------------------------------

The GE International Equity Fund had the following Short futures contracts open at September 30, 2007:



                                      NUMBER    CURRENT
                       EXPIRATION       OF      NOTIONAL   UNREALIZED
DESCRIPTION               DATE      CONTRACTS    VALUE    DEPRECIATION
----------------------------------------------------------------------

DJ Euro Stoxx 50
  Index Futures      December 2007      3      $(188,193)    $  (228)
FTSE 100 Index
  Futures            December 2007      1       (132,825)      1,049
TOPIX Index
  Futures            December 2007      1       (141,199)     (5,885)
                                                             -------
                                                             $(5,064)
                                                             =======




The GE International Equity Fund was invested in the following sectors at September 30, 2007:



                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
-----------------------------------------------------

Financials                                21.00%
Materials                                 15.27%
Industrials                               14.45%
Telecommunication Services                 8.87%
Energy                                     8.48%
Information Technology                     7.58%
Consumer Discretionary                     7.19%
Consumer Staples                           7.00%
Utilities                                  4.89%
Healthcare                                 2.74%
Short-Term                                 2.53%
                                         -------
                                         100.00%
                                         =======






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                               5



GE U.S. Equity Fund

David B. Carlson has been the portfolio manager of the GE Premier Growth Equity Fund since its inception in 1996. See portfolio managers' biographical information beginning on page 138.

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Premier Growth Equity Fund returned 14.24% for Class A shares, 13.40% for Class B shares, 13.40% for Class C shares and 14.52% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned 16.44% and the Fund's Lipper peer group of 728 Large-Cap Growth funds returned an average of 20.44% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the past 12-month period, stocks rallied amid strong corporate earnings, record M&A activity, cooling inflation worries and an absence of Fed tightening. The S&P 500's +16.4% increase occurred despite the challenges of slowing economic growth, declining home values, a weakening dollar and rising oil prices. The market's climb was interrupted by global liquidity concerns in February, and again in late June and July of 2007, amid a credit crunch brought about by rising sub-prime mortgage defaults. However a Fed cut in short term interest rates propelled the markets higher, and the Dow ended the year at a record high of 14,109.

     S&P 500 sectors tilted toward global infrastructure investment and booming commodity prices outperformed, including energy (+43%), materials (+36%) and industrials (+24%). Telecom (+29%) also rallied on the strength of continued restructuring improvements and sector consolidation. Technology (+23%) showed strength as the sector's high proportion of non-US revenues promised some insulation from a slowing domestic economy. Financials (+2%) lagged the most, facing credit cycle headwinds and anxiety stemming from leveraged speculation in the debt market. Consumer discretionary (+6%) and healthcare (+9%) also lagged the broad market.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. While the Fund was well positioned to weather the turbulence in the financial markets, missing the lion's share of the rout in sub-prime mortgages and related credit concerns, the Fund trailed the benchmark at year-end. The primary factors driving underperformance were within the technology, healthcare and industrials sectors.

     In technology, despite positive contributions from Cisco (+44%) and eBay (+38%), other selected holdings detracted from returns, including Molex (-22%) and Intuit (-6%). An earnings disappointment due to margin pressures and weakness in the consumer handset market challenged Molex, and we reduced our holding in this electronic connector company. Missing Apple's +99% rise also challenged the Fund's relative performance; but overall we are pleased with the quality of our tech holdings, and believe they are poised to outperform in a slower-growth environment due

(David B. Corlson)



Pictured to the left:
David B. Carlson


6



GE U.S. Equity Fund


     to their exposure to non-U.S. sources of revenue and diverse end-markets. Biotech giant Amgen (-21%) was the key cause of healthcare weakness, as the stock suffered amid increased FDA scrutiny and safety concerns about its anemia drugs. Although we value Amgen's long-term pipeline of innovative therapies, we reduced our position in the company to reflect the near-term risks. UnitedHealth (-2%) and Lincare (+6%) were secondary detractors from performance within healthcare. In addition, the Fund's underweight in industrials, a sector that generally lack the long-term double-digit growth that the Fund seeks, also detracted from Fund performance as the industrials sector rose +24% within the S&P 500,.

     On the positive side, in addition to our underweight and strong stock selection within financials, Fund performance was also bolstered by certain key holdings that were able to leverage the strong growth in developing countries around the globe. These outperforming stock selections included agricultural biotech company, Monsanto (+84%), and oil services leaders Schlumberger (+71%) and Transocean (+54%). The Fund's sole consumer staples holding also added to performance, as PepsiCo rose +17% since its addition to the Fund earlier this year.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the portfolio during the last fiscal year. We had a swap in the retail sector from Home Depot to Lowes. We initiated positions in PepsiCo, American Tower, Iron Mountain and Goldman Sachs and eliminated First Data and Linear Technology. We also eliminated student lender, Sallie Mae, after a +40% rally on a buyout bid. We ended the fiscal year with 35 names in the portfolio. Technology stocks make up about 30% of the portfolio, with consumer discretionary and healthcare at about 20% each.

     With economic growth slowing, the forecast for corporate profits has slowed significantly. This change in the macro environment may lead to a change in stock market leadership where the more cyclically tied companies cool off, and the steady growers start to outperform. Our stock selection continues to be focused on industry leaders, with financial strength and above average long-term growth prospects. We believe these characteristics will lead to strong performance over the long term.


                                                                               7



GE Premier Growth Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 01, 2007 - SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,089.05                5.26
Class B                     1,000.00              1,085.20                9.20
Class C                     1,000.00              1,085.16                9.20
Class Y                     1,000.00              1,090.59                3.85
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,019.86                5.06
Class B                     1,000.00              1,016.16                8.84
Class C                     1,000.00              1,016.16                8.84
Class Y                     1,000.00              1,021.19                3.70
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 1.00% for Class A, 1.75% for Class B, 1.75% for Class C, and 0.73% for Class Y, (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period)..
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 8.90% for Class A shares, 8.52% for Class B shares, 8.52% for Class C shares, and 9.06% for Class Y shares.


8



GE Premier Growth Equity Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2007
as a % of Market Value




---------------------------------
Cisco Systems, Inc.         4.41%
---------------------------------
Schlumberger Ltd.           4.15%
---------------------------------
State Street Corp.          4.08%
---------------------------------
Monsanto Co.                4.02%
---------------------------------
Medtronic Inc.              3.97%
---------------------------------
Dover Corp.                 3.66%
---------------------------------
QUALCOMM, Inc.              3.62%
---------------------------------
Carnival Corp.              3.50%
---------------------------------
AFLAC Incorporated          3.48%
---------------------------------
Transocean Inc.             3.44%
---------------------------------



 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.

LIPPER PERFORMANCE COMPARISON
Large Cap Growth Peer Group
Based on average annual total returns for the periods ended 9/30/07



                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group             728      518     219

--------------------------------------------

Peer group
average annual
total return:        20.44%   12.69%   4.55%
--------------------------------------------



Lipper categories in peer group: Large Cap Growth


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                               ENDING
                                             VALUE OF A
                        ONE    FIVE    TEN     $10,000
                       YEAR    YEAR    YEAR  INVESTMENT
                      ------  ------  -----  ----------

GE Premier Growth
  Equity              14.24%  11.79%  7.59%    20,786
W/load                 7.67%  10.48%  6.96%    19,591
S&P 500 Index         16.44%  15.46%  6.57%    18,898




--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                         ONE     FIVE     TEN     $10,000
                        YEAR     YEAR     YEAR  INVESTMENT
                       ------   ------   -----  ----------

GE Premier Growth
  Equity               13.40%   10.96%   7.11%    19,872
W/load                  9.55%   10.96%   7.11%
S&P 500 Index          16.44%   15.46%   6.57%    18,898




--------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                     ENDING
                                                   VALUE OF A
                        ONE     FIVE      SINCE      $10,000
                       YEAR     YEAR    INCEPTION  INVESTMENT
                      ------   ------   ---------  ----------

GE Premier Growth
  Equity              13.40%   10.98%     2.79%      12,466
W/load                12.44%   10.98%     2.79%
S&P 500 Index         16.44%   15.46%     3.87%      13,552




--------------------------------------------------------------------------------
CLASS Y SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                         ONE     FIVE     TEN     $10,000
                        YEAR     YEAR     YEAR  INVESTMENT
                       ------   ------   -----  ----------

GE Premier Growth
  Equity               14.52%   12.08%   7.86%    21,313
S&P 500 Index          16.44%   15.46%   6.57%    18,898



                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                                                                               9



GE PREMIER GROWTH EQUITY FUND                                 September 30, 2007

SCHEDULE OF INVESTMENTS

GE PREMIER GROWTH EQUITY FUND

Portfolio Composition as a % of the Market Value of $276,605
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                        NUMBER
                                     OF SHARES             VALUE

COMMON STOCK -- 99.2%

-----------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 19.0%
Bed Bath & Beyond, Inc. ....        237,183        $  8,092,684   (a,h)
Carnival Corp. .............        199,733           9,673,069
Comcast Corp. (Class A).....        355,775           8,524,369    (a)
Liberty Global, Inc. (Series
  C)........................        208,470           8,059,450    (a)
Liberty Media Holding Corp -
   Capital (Series A).......         74,900           9,349,767    (a)
Liberty Media Holding Corp -
   Interactive (Series A)...        118,589           2,278,095    (a)
Lowe's Companies, Inc. .....        234,063           6,558,445
                                                     52,535,879

CONSUMER STAPLES -- 3.4%
PepsiCo, Inc. ..............        127,954           9,373,910

ENERGY -- 7.6%
Schlumberger Ltd. ..........        109,229          11,469,045
Transocean Inc. ............         84,262           9,525,819    (a)
                                                     20,994,864

FINANCIALS -- 12.1%
AFLAC Incorporated..........        168,525           9,612,666    (h)
CB Richard Ellis Group, Inc.
  (Class A).................        237,183           6,603,175    (a)
Federal National Mortgage
  Assoc.....................         56,174           3,415,941
Goldman Sachs Group, Inc. ..         11,236           2,435,291
State Street Corp. .........        165,404          11,273,937    (e)
                                                     33,341,010

HEALTHCARE -- 16.5%
Amgen, Inc. ................        121,713           6,885,304    (a)
Johnson & Johnson...........         62,417           4,100,797
Lincare Holdings Inc. ......        165,404           6,062,057    (a)
Medtronic Inc. .............        194,740          10,985,283
UnitedHealth Group, Inc. ...        173,518           8,403,477
Zimmer Holdings, Inc. ......        112,350           9,099,226    (a)
                                                     45,536,144

INDUSTRIALS -- 3.7%
Dover Corp. ................        198,485          10,112,811

INFORMATION TECHNOLOGY -- 31.4%
Analog Devices, Inc. .......        156,041           5,642,442
Cisco Systems, Inc. ........        368,257          12,192,989   (a,h)
eBay, Inc. .................        209,095           8,158,887   (a,h)
Intuit Inc. ................        299,599           9,077,850    (a)
Iron Mountain Incorporated..         49,933           1,521,958    (a)
Microsoft Corp. ............        283,995           8,366,493
Molex, Inc. (Class A).......        265,271           6,727,272    (h)
Paychex, Inc. ..............        205,972           8,444,852
QUALCOMM, Inc. .............        237,184          10,023,396
Western Union Co. ..........        405,708           8,507,697
Yahoo! Inc. ................        302,721           8,125,032    (a)
                                                     86,788,868

MATERIALS -- 4.0%
Monsanto Co. ...............        129,827          11,131,367    (h)

TELECOMMUNICATION SERVICES -- 1.5%
American Tower Corp. (Class
  A)........................         97,371           4,239,533    (a)

TOTAL INVESTMENTS IN
  SECURITIES (COST
  $232,048,521).............                        274,054,386

-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
-----------------------------------------------------------------------
GEI Short Term Investment
  Fund 5.43%
  (COST $2,550,875).........      2,550,875           2,550,875   (d,l)

TOTAL INVESTMENTS (COST
  $234,599,396).............                        276,605,261

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.1)%.............                           (201,481)
                                                   ------------

NET ASSETS -- 100.0%........                       $276,403,780
                                                   ============






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

10



GE PREMIER GROWTH EQUITY FUND                                 September 30, 2007

SCHEDULE OF INVESTMENTS




OTHER INFORMATION

--------------------------------------------------------------------------------

The GE Premier Growth Equity Fund had the following Short futures contracts open at September 30, 2007:



                                    NUMBER     CURRENT
                     EXPIRATION       OF       NOTIONAL    UNREALIZED
DESCRIPTION             DATE      CONTRACTS     VALUE     DEPRECIATION
----------------------------------------------------------------------

S&P 500 Index
  Futures          December 2007      8      $(3,076,200)   $(28,246)





See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              11



GE U.S. Equity Fund

The GE STRATEGIC INVESTMENT FUND is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln,* Judith A. Studer, and Diane M. Wehner. The team is led by Ms. Studer who, as lead member of the Asset Allocation Committee, is vested with oversight authority for determining asset allocations for the Fund.

Each of the foregoing portfolio managers is responsible for managing one of four sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity, and fixed income. Mr. Lincoln manages the U.S. equity sub-portfolio, Ms. Wehner manages the U.S. mid-cap equity sub-portfolio, Mr. Layman manages the international equity sub-portfolio, and Mr. Colonna manages the fixed income sub-portfolio, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio. However, the portfolio management team is collaborative to ensure strict adherence to the Fund's objectives. See portfolio managers' biographical information beginning on page 138.

* Effective May 18, 2007, Thomas R. Lincoln replaced Christopher D. Brown as one of the portfolio managers for the Fund.


Q. HOW DID THE GE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Strategic Investment Fund returned 19.03% for Class A shares, 18.15% for Class B shares, 18.16% for Class C shares, and 19.31% for Class Y shares. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 16.44% and 5.14% respectively. The Fund's Lipper peer group of 627 Mixed-Asset Target Allocation Growth Funds returned an average of 14.04% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF THE FUND'S PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The outperformance of the GE Strategic Investment Fund for the past twelve-month period was primarily driven by the Fund's overweight in international equities and underweight position in fixed income. The Fund benefited from the Tactical Asset Allocation Committee's decision through most of the period to overweight equities and underweight fixed income.

     The U.S. equity market rallied in the last year amid strong corporate earnings, record mergers and acquisition activity, cooling inflation worries and the absence of Fed tightening. The S&P 500's 16.4% increase occurred despite the challenges of slowing economic growth, declining home vales, a weakening dollar and rising oil prices. The market's climb was interrupted by global liquidity concerns in February and again during the summer amid a credit crunch brought about by rising sub-prime mortgage defaults. However, a Fed cut in short term interest rates propelled markets higher and the Dow ended September near a record high. Sectors tilted toward global infrastructure investment and booming commodity prices outperformed, including energy, materials and industrials. Financials lagged the most, facing credit cycle headwinds and anxiety stemming from leveraged speculation in the debt market. Consumer discretionary and

(Judith A. Studer)



       Pictured to the right:
       Judith A. Studer


12



GE U.S. Equity Fund


     healthcare also lagged the broad market.

     The Fund's U.S. equity performance slightly lagged the benchmark in the large cap space but handily exceeded in the mid-cap segment. The large cap portfolio underperformance was primarily driven by the healthcare, technology, industrials and telecom sectors. Healthcare, overweighted in the large cap portfolio, has not acted as a typical defensive sector during this period as earnings growth has slowed with increasing regulatory uncertainty and headline risk; stock selection also hurt with overweights in companies like Amgen and Wyeth, which suffered from increased FDA scrutiny. Underweights in well-performing sectors such as industrials and telecommunications also hurt the Fund's relative returns, as did stock selection in the technology area. On the positive side, underweighting the financials boosted the Fund's returns, as did selection of both large cap multinationals and stocks taking advantage of the global infrastructure boom. The mid-cap equity portfolio outperformed its relevant benchmark primarily through its underweighting in financials and consumer discretionary stocks coupled with superior stock selection in the industrials, healthcare, technology and energy groups.

     The international equity markets were up strongly during the last fiscal year, as shown by the MSCI EAFE's 24.9% return and an even-stronger 58.2% advance in MSCI Emerging Markets Index. Drivers of the international markets included strong corporate cash flow, sustained global demand, and slowly recovering local economies in Europe and Japan. China and India continued to drive an increasing share of world growth. The tightening of credit by central banks in many markets around the world gave way to selective easing and aggressive adding of liquidity as concerns about the credit market accelerated. The weak US dollar also helped international equity returns for US investors. In the Fund, our international core equity portfolio dramatically outperformed the MSCI EAFE benchmark. Substantial contributions came from holdings in materials, energy, industrials and telecommunications.

     Over the last fiscal year, attention in the fixed income markets fixated on the U.S. housing market as delinquency levels on sub-prime mortgages spiked, raising concerns for the housing market and overall economy. This resulted in a flight to quality and decline in treasury yields early in 2007. The Federal Reserve held its target for fed funds steady at 5.25% through its August meeting and Treasury yields moved higher to hit a peak in mid-June. However, August brought a spate of marked-to-market losses at US and non-US hedge funds with heavy exposure to sub-prime mortgages, shaking up global markets and triggering an extensive repricing of risk and seizing up credit markets from commercial paper to high yield bonds. Investors and lenders became unwilling to lend, thereby causing a liquidity crisis. Treasury bonds rallied in the ensuing flight to quality and credit spreads widened dramatically. The Fed added resolve by cutting the discount rate to provide liquidity and reducing its fed funds target rate by 50 bps. The Fund's fixed income portfolio performed roughly in-line with the Lehman Brothers Aggregate Bond Index.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Towards the end of the 12-month period, we reduced the Fund's overall equity allocation to a more neutral weight on concerns over employment growth, the achievability of anticipated earnings growth, and continued housing weakness and credit issues. We remain underweighted in fixed income as segments of the market continue to be strained and spreads may continue to widen. We moved to a slightly higher cash weighting to help dampen volatility and preserve capital.


                                                                              13



GE Strategic Investment Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 01, 2007 - SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,104.17                4.59
Class B                     1,000.00              1,100.21                8.53
Class C                     1,000.00              1,100.22                8.53
Class Y                     1,000.00              1,105.67                3.27
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,020.50                4.41
Class B                     1,000.00              1,016.81                8.19
Class C                     1,000.00              1,016.81                8.19
Class Y                     1,000.00              1,021.73                3.14
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, and 0.62% for Class Y, (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 10.42% for Class A shares, 10.02% for Class B shares, 10.02% for Class C shares, and 10.57% for Class Y shares.



14



GE Strategic Investment Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2007
as a % of Market Value







---------------------------------

U.S. Treasury Notes 4.88%

  06/30/12                  1.59%

---------------------------------

Cisco Systems, Inc.         1.35%

---------------------------------

American International

  Group, Inc.               1.34%

---------------------------------

Federal National Mortgage

  Assoc. TBA 5.50%          1.27%

---------------------------------


U.S. Treasury Notes 4.63%

  10/31/11 -- 02/15/17      1.24%

---------------------------------

Schlumberger Ltd.           1.22%

---------------------------------

Exxon Mobil Corp.           1.18%

---------------------------------

State Street Corp.          1.14%

---------------------------------

QUALCOMM, Inc.              1.09%

---------------------------------

Amgen, Inc.                 1.07%

---------------------------------




 INVESTMENT PROFILE

 A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.

LIPPER PERFORMANCE COMPARISON
Mixed-Asset Target Alloc Growth
Peer Group

Based on average annual total returns for the periods ended 9/30/07




                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group:            627     397      201

--------------------------------------------

Peer group
average annual
total return:        14.04%   12.2%     6.2%
--------------------------------------------



Lipper categories in peer group: Mixed-Asset Target Alloc Growth


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                               ENDING
                                             VALUE OF A
                        ONE    FIVE    TEN     $10,000
                       YEAR    YEAR    YEAR  INVESTMENT
                      ------  ------  -----  ----------

GE Strategic
  Investment          19.03%  12.55%  7.72%    21,046
W/load                12.19%  11.22%  7.09%    19,836
S&P 500 Index         16.44%  15.46%  6.57%    18,898
LB Aggregate Bond
  Index                5.14%   4.13%  5.97%    17,854




--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                   ENDING
                                                 VALUE OF A
                         ONE     FIVE     TEN      $10,000
                        YEAR     YEAR     YEAR   INVESTMENT
                       ------   ------   -----   ----------

GE Strategic
  Investment           18.15%   11.72%   7.22%     20,084
W/load                 14.15%   11.72%   7.22%
S&P 500 Index          16.44%   15.46%   6.57%     18,898
LB Aggregate Bond
  Index                 5.14%    4.13%   5.97%     17,854




--------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                      ENDING
                                                    VALUE OF A
                        ONE     FIVE      SINCE       $10,000
                       YEAR     YEAR    INCEPTION   INVESTMENT
                      ------   ------   ---------   ----------

GE Strategic
  Investment          18.16%   11.75%     6.24%       16,233
W/load                17.16%   11.75%     6.24%
S&P 500 Index         16.44%   15.46%     3.87%       13,552
LB Aggregate Bond
  Index                5.14%    4.13%     6.11%       16,070





--------------------------------------------------------------------------------
CLASS Y SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                   ENDING
                                                 VALUE OF A
                         ONE     FIVE     TEN      $10,000
                        YEAR     YEAR     YEAR   INVESTMENT
                       ------   ------   -----   ----------

GE Strategic
  Investment           19.31%   12.99%   8.06%     21,712
S&P 500 Index          16.44%   15.46%   6.57%     18,898
LB Aggregate Bond
  Index                 5.14%    4.13%   5.97%     17,854




                                                            (PERFORMANCE LEGEND)


See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



                                                                              15



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS

GE STRATEGIC INVESTMENT FUND

Portfolio Composition as a % of the Market Value of $186,326
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                         NUMBER
                                      OF SHARES             VALUE

DOMESTIC EQUITY -- 44.6%

------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 6.3%
Bed Bath & Beyond, Inc. ....         49,162         $ 1,677,407     (a)
Carnival Corp. .............         26,304           1,273,903
Coach, Inc. ................          3,041             143,748     (a)
Comcast Corp. (Class A).....         77,954           1,867,778    (a,h)
Kohl's Corp. ...............          9,479             543,431     (a)
Liberty Global, Inc. (Series
  C)........................         20,966             810,545     (a)
Liberty Media Holding
  Corp -- Capital (Series
  A)........................          7,124             889,289     (a)
Life Time Fitness, Inc. ....          4,576             280,692     (a)
Lowe's Companies, Inc. .....         39,486           1,106,398
Omnicom Group, Inc. ........         13,033             626,757
O'Reilly Automotive, Inc. ..          7,951             265,643     (a)
Penn National Gaming Inc. ..          1,197              70,647     (a)
Regal Entertainment Group,
  (Class A).................          6,678             146,582
Starwood Hotels & Resorts
  Worldwide, Inc. ..........          2,090             126,968
Target Corp. ...............         14,100             896,337
The Cheesecake Factory......         22,798             535,069     (a)
Weight Watchers
  International Inc. .......          2,828             162,780
                                                     11,423,974

CONSUMER STAPLES -- 3.5%
Alberto-Culver Co. .........         25,323             627,757
Colgate-Palmolive Co. ......         22,038           1,571,750
General Mills, Inc. ........          2,253             130,697
Kimberly-Clark Corp. .......          2,725             191,459
McCormick & Company, Inc. ..          7,039             253,193
PepsiCo, Inc. ..............         23,697           1,736,042
Procter & Gamble Co. .......         25,948           1,825,182
                                                      6,336,080

ENERGY -- 4.1%
Dresser-Rand Group, Inc. ...          4,861             207,613     (a)
EOG Resources, Inc. ........          9,109             658,854
Exxon Mobil Corp. ..........         23,697           2,193,394     (h)
Halliburton Co. ............         10,664             409,498
Hess Corp. .................          3,310             220,214
Peabody Energy Corp. .......          2,892             138,440
Schlumberger Ltd. ..........         21,564           2,264,220
Southwestern Energy Co. ....          4,294             179,704     (a)
Transocean Inc. ............          8,531             964,430     (a)
Weatherford International
  Ltd. .....................          4,664             313,328     (a)
                                                      7,549,695

FINANCIALS -- 6.6%
Affiliated Managers Group,
  Inc. .....................          1,434             182,849     (a)
American International
  Group, Inc. ..............         36,968           2,500,885
AvalonBay Communities, Inc.
  (REIT)....................            704              83,114
CB Richard Ellis Group, Inc.
  (Class A).................         39,760           1,106,919    (a,h)
Citigroup, Inc. ............         38,381           1,791,241
Countrywide Financial
  Corp. ....................          6,915             131,454
CVB Financial Corp. ........         10,517             123,049
Douglas Emmett, Inc.
  (REIT)....................          4,398             108,763
Federal National Mortgage
  Assoc.....................         19,076           1,160,012
Fortress Investment Group
  LLC (Class A).............          7,742             165,059
Greenhill & Company, Inc. ..          2,341             142,918
HCC Insurance Holdings,
  Inc. .....................         19,390             555,330
Legg Mason, Inc. ...........          2,297             193,614
Merrill Lynch & Company,
  Inc. .....................          4,738             337,725
Metlife, Inc. ..............          5,687             396,555
Prologis (REIT).............          1,267              84,065
SL Green Realty Corp.
  (REIT)....................          1,478             172,586
State Street Corp. .........         31,284           2,132,317     (e)
SunTrust Banks, Inc. .......          6,872             520,004
Zions Bancorporation........          1,844             126,627
                                                     12,015,086

HEALTHCARE -- 8.2%
Abbott Laboratories.........         22,275           1,194,386     (h)
Accuray Inc. ...............          5,490              95,855     (a)
Aetna, Inc. ................         15,187             824,198
Alcon, Inc. ................          1,154             166,084
Amgen, Inc. ................         35,224           1,992,622     (a)
Amylin Pharmaceuticals,
  Inc. .....................          5,485             274,250     (a)
Barr Pharmaceuticals,
  Inc. .....................          4,606             262,127     (a)
DENTSPLY International,
  Inc. .....................          5,635             234,641
Gen-Probe Inc. .............          2,886             192,150     (a)
Gilead Sciences, Inc. ......         20,550             839,878     (a)
Hologic, Inc. ..............          5,068             309,148     (a)
Lifecell Corp. .............          4,786             179,810     (a)
Lincare Holdings Inc. ......          8,886             325,672     (a)
Manor Care, Inc. ...........          2,650             170,660
Masimo Corp. ...............          9,388             240,896     (a)
Medtronic Inc. .............         33,856           1,909,817
Pfizer Inc. ................         38,705             945,563     (h)
Psychiatric Solutions
  Inc. .....................          8,477             332,977     (a)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

16



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                         NUMBER
                                      OF SHARES             VALUE

Resmed, Inc. ...............         20,363         $   872,962     (a)
Thermo Electron Corp. ......          6,475             373,737     (a)
UnitedHealth Group, Inc. ...         38,875           1,882,716
Vertex Pharmaceuticals,
  Inc. .....................          4,939             189,707     (a)
Wyeth.......................         23,460           1,045,143     (h)
                                                     14,854,999

INDUSTRIALS -- 3.4%
Cooper Industries Ltd. .....          2,182             111,478
Corporate Executive Board
  Co. ......................          3,267             242,542
CoStar Group, Inc. .........          1,425              76,166     (a)
Dover Corp. ................         23,519           1,198,293
Harsco Corp. ...............          6,193             367,059
Hexcel Corp. ...............         25,127             570,634    (a,h)
Joy Global, Inc. ...........          3,432             174,552
SAIC, Inc. .................          8,250             158,318     (a)
Southwest Airlines Co. .....         18,958             280,578     (h)
Spirit Aerosystems Holdings,
  Inc. (Class A)............          2,792             108,720     (a)
Textron Inc. ...............         27,183           1,691,054
United Technologies Corp. ..         14,218           1,144,265
                                                      6,123,659

INFORMATION TECHNOLOGY -- 10.3%
Activision, Inc. ...........         27,133             585,802    (a,h)
Affiliated Computer
  Services, Inc. (Class A)..          1,619              81,339     (a)
Automatic Data Processing,
  Inc. .....................         16,588             761,887
Cisco Systems, Inc. ........         76,033           2,517,453     (a)
Citrix Systems, Inc. .......          4,575             184,464     (a)
Cogent, Inc. ...............          9,771             153,209     (a)
Comverse Technology, Inc. ..          6,913             136,877    (a,h)
DST Systems, Inc. ..........          2,396             205,601     (a)
Electronic Arts, Inc. ......          1,760              98,542     (a)
Fidelity National
  Information Services,
  Inc. .....................          3,802             168,695
Global Cash Access Holdings,
  Inc. .....................          5,358              56,741     (a)
Harris Corp. ...............          3,633             209,951
Hittite Microwave Corp. ....          5,209             229,977     (a)
Intel Corp. ................         52,845           1,366,572
Intuit Inc. ................         33,176           1,005,233     (a)
Juniper Networks, Inc. .....          8,233             301,410     (a)
Limelight Networks, Inc. ...          5,299              46,525     (a)
Macrovision Corp. ..........         12,168             299,698     (a)
Marvell Technology Group
  Ltd. .....................          5,786              94,717     (a)
Maxim Integrated Products,
  Inc. .....................          1,408              41,325
Mettler Toledo International
  Inc. .....................          1,655             168,810     (a)
Microchip Technology Inc. ..         14,306             519,594
Microsoft Corp. ............         45,025           1,326,437     (h)
Molex, Inc. (Class A).......         31,280             793,261
Network Appliance, Inc. ....          6,395             172,089     (a)
Oracle Corp. ...............         66,352           1,436,521     (a)
Paychex, Inc. ..............         33,845           1,387,645
QUALCOMM, Inc. .............         47,939           2,025,902
Salesforce.com, Inc. .......          3,027             155,346     (a)
Western Union Co. ..........         57,703           1,210,032
Yahoo! Inc. ................         35,072             941,332     (a)
                                                     18,682,987

MATERIALS -- 0.9%
Cabot Corp. ................          3,383             120,198
Martin Marietta Materials,
  Inc. .....................          1,464             195,517
Monsanto Co. ...............         13,606           1,166,579
Praxair, Inc. ..............          2,806             235,031
                                                      1,717,325

TELECOMMUNICATION SERVICES -- 0.9%
American Tower Corp. (Class
  A)........................          4,027             175,336     (a)
BigBand Networks, Inc. .....          8,367              53,549     (a)
Neustar, Inc. (Class A).....         10,397             356,513     (a)
NII Holdings Inc. (Class
  B)........................         13,782           1,132,191     (a)
                                                      1,717,589

UTILITIES -- 0.4%
DTE Energy Co. .............          2,783             134,809
ITC Holdings Corp. .........          6,406             317,417
PPL Corp. ..................          2,928             135,566
SCANA Corp. ................          3,395             131,522
                                                        719,314

TOTAL DOMESTIC EQUITY
  (COST $70,254,881)........                         81,140,708

------------------------------------------------------------------------
FOREIGN EQUITY -- 29.3%
------------------------------------------------------------------------

COMMON STOCK -- 28.3%
CONSUMER
  DISCRETIONARY -- 2.1%
Accor S.A. .................          2,178             192,847
China Travel International
  Inv.......................        129,777              96,222
Cyrela Brazil Realty S.A. ..            100               1,358
DaimlerChrysler AG (Regd.)..          2,908             292,140
Esprit Holdings Ltd. .......         10,000             158,972
Gafisa S.A. ................          2,749              46,091
Hyundai Mobis...............            550              58,357
Hyundai Motor Co. ..........          1,250             100,940
Indian Hotels Company
  Ltd. .....................          7,490              25,921
Koninklijke Philips
  Electronics N.V. .........         22,360           1,006,447
LVMH Moet Hennessy Louis
  Vuitton S.A. .............          3,109             371,712
Megainfo Holdings Ltd. .....        154,804              21,122
Naspers Ltd. ...............          1,581              43,789
ON*Media Corp. .............          5,360              41,584
Prajay Engineers Syndicate
  Ltd. .....................          5,654              43,986
Reed Elsevier PLC...........         16,274             204,903
Renault S.A. ...............          1,040             150,300
Swatch Group AG.............            576             188,351


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              17



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                         NUMBER
                                      OF SHARES             VALUE

Toyota Motor Corp. .........         12,316         $   726,014
Urbi Desarrollos Urbanos
  S.A. de C.V. .............         13,955              50,155
                                                      3,821,211
CONSUMER STAPLES -- 1.9%
Diageo PLC..................         23,695             518,473
Groupe Danone...............          4,288             336,619
IOI Corp. ..................         42,750              75,902
ITC Ltd. ...................          7,039              33,413
Metro AG....................          3,834             345,363
Nestle S.A. (Regd.).........          2,240           1,002,842
Seven & I Holdings Company
  Ltd. .....................          8,800             226,092
Shinsegae Company Ltd. .....             50              34,803
Shiseido Company Ltd. ......         21,000             465,591
Tesco PLC...................         47,495             425,035
Tiger Brands Ltd. ..........          2,281              60,144
                                                      3,524,277
ENERGY -- 2.8%
Acergy S.A. ................         20,259             598,738
BG Group, PLC...............         19,931             343,530
CAT Oil AG..................          2,458              62,747
China Oilfield Services Ltd.
  (Series H)................         14,000              32,258
China Petroleum & Chemical
  Corp. ....................        132,000             164,306
China Shenhua Energy Company
  Ltd. .....................         12,000              72,291
ENI S.p.A. .................          2,574              95,139
LUKOIL ADR..................            981              81,521
OAO Gazprom ADR.............          6,094             268,745     (h)
Paladin Resources Ltd. .....         44,689             306,098     (a)
Petroleo Brasileiro S.A.
  ADR.......................         13,144             850,417     (h)
Saipem S.p.A. ..............         29,888           1,271,756
Tesco Corp. ................          1,286              34,915     (a)
Thai Oil PCL................         21,100              52,942
TMK OAO GDR.................          3,197             132,036     (b)
Total S.A. .................          8,305             673,460
                                                      5,040,899
FINANCIALS -- 6.0%
Allianz AG (Regd.)..........          1,717             400,094
AXA S.A. ...................          8,202             366,031
Banca Intesa S.p.A. ........         70,047             539,428
Banco do Brasil S.A. .......          3,395              56,995
Banco Santander Central
  Hispano S.A. (Regd.)......         33,721             653,644
Bank of Yokohama Ltd. ......         44,704             308,223
BNP Paribas.................          5,042             550,262
CapitaLand Ltd. ............         59,000             323,925
China Merchants Bank Company
  Ltd. .....................          3,500              15,386
China Vanke Company Ltd. ...         11,550              32,708
Chinatrust Financial Holding
  Company Ltd. .............         53,000              38,895     (a)
Credit Agricole S.A. .......          7,830             301,213
Credit Suisse Group,
  (Regd.)...................          2,597             171,844
Cyrela Commercial Properties
  S.A. Empreendimentos e
  Participacoes.............            100                 127
Dubai Islamic Bank..........         13,234              33,957
Egyptian Financial Group-
  Hermes Holding............          7,304              59,347
Emaar Properties............         15,517              45,225
Hongkong Land Holdings
  Ltd. .....................         13,999              63,275
Hung Poo Real Estate
  Development Corp. ........         44,500              44,043
ING Groep N.V. .............          7,321             324,112
Jardine Matheson Holdings
  Ltd. .....................          3,307              94,580
Kazkommertsbank GDR.........          2,001              27,434    (a,b)
Kookmin Bank................          5,552             462,288
Lloyds TSB Group, PLC.......         24,344             269,065
Megaworld Corp. ............         45,694               3,569
Metropolitan Bank & Trust...         24,300              30,206
Mitsubishi Estate Company
  Ltd. .....................         30,982             886,239
Mitsubishi UFJ Financial
  Group, Inc. ..............         71,000             637,450
Nomura Holdings, Inc. ......         49,699             832,242
Ping An Insurance Group.....          5,000              69,060
Plaza Centers N.V. .........          7,824              28,653
Prudential PLC..............         33,649             515,189
PT Bank Niaga...............        595,747              56,676
Reliance Capital Ltd. ADR...          1,469              58,380    (a,b)
Royal Bank of Scotland
  Group, PLC................         48,536             519,145
Samsung Fire & Marine
  Insurance Company Ltd. ...            360              77,495
Siam Commercial Bank PCL....         28,600              65,920
Standard Bank Group, Ltd. ..          3,525              50,835
State Bank of India Ltd.
  GDR.......................            528              59,136
Sumitomo Realty &
  Development Company
  Ltd. .....................          7,000             245,881
Sun Hung Kai Properties
  Ltd. .....................         20,248             341,435
Swiss Reinsurance...........          1,339             118,862
Tisco Bank PCL..............          2,421               2,207
Tisco Bank PCL..............         34,074              29,824
Unibail-Rodamco (REIT)......          1,046             268,491
UniCredito Italiano
  S.p.A. ...................         92,359             788,090
VTB Bank OJSC...............          2,039              18,249    (a,b)
Woori Investment &
  Securities Co Ltd.........          1,860              52,641
                                                     10,937,976
HEALTHCARE -- 0.9%
GlaxoSmithKline PLC.........          2,213              58,477
Roche Holding AG............          6,862           1,240,000
Smith & Nephew PLC ADR......          2,648             162,164
Teva Pharmaceutical
  Industries Ltd. ADR.......          1,483              65,949
Yuhan Corp. ................            305              64,823
Zentiva N.V. ...............            484              29,575
                                                      1,620,988
INDUSTRIALS -- 4.4%
ABB Ltd. (Regd.)............         25,837             678,105
Alstom......................          2,176             441,197
Asahi Glass Company Ltd. ...         24,003             322,433
Brambles Ltd. ..............         19,374             253,061
CAE, Inc. ..................         39,167             527,771
Canadian National Railway
  Co. ......................          9,668             552,235


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

18



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                         NUMBER
                                      OF SHARES             VALUE

China Communications
  Construction Company
  Ltd. .....................         38,898         $    92,530
China High Speed
  Transmission Equipment
  Group Company Ltd. .......         10,000              18,124
China Infrastructure
  Machinery Holdings Ltd. ..            207                 478
Chiyoda Corp. ..............          9,369             168,620
Daewoo Shipbuilding & Marine
  Engineering Company
  Ltd. .....................            593              37,518
Doosan Heavy Industries and
  Construction Company
  Ltd. .....................          1,170             123,629
East Japan Railway Co. .....             63             496,266
Empresas ICA Sociedad
  Controladora S.A. de
  C.V. .....................         11,219              67,665
Enka Insaat ve Sanayi AS....          5,367              67,791
Fraser and Neave Ltd. ......          7,000              26,879
Group 4 Securicor PLC.......         49,620             205,434
Group 4 Securicor PLC.......         41,594             171,178
Grupo Aeroportuario del
  Sureste S.A. de C.V. ADR
  (Series B)................            350              17,367
Hyunjin Materials Company
  Ltd. .....................          1,313              65,137
Italian-Thai Development
  PCL.......................         16,261               3,640
Italian-Thai Development PCL
  NVDR......................         12,611               2,805
Jaiprakash Associates
  Ltd. .....................          2,377              64,842
Komatsu Ltd. ...............         10,811             362,826
Larsen & Toubro Ltd. .......          2,324             164,236
Mitsubishi Heavy Industries
  Ltd. .....................         52,000             339,538
Murray & Roberts Holdings
  Ltd. .....................          3,208              41,798
Orascom Construction
  Industries................          5,691             477,209
Orkla ASA...................         13,075             232,214
Sandvik AB..................         21,811             466,123
Schneider Electric S.A. ....          2,014             253,769
Siemens AG (Regd.)..........          5,834             799,979
Smiths Group PLC............          4,456              97,048
United Tractors Tbk PT......         59,500              53,352
Vinci S.A. .................          3,566             277,861
Yangzijiang Shipbuilding
  Holdings Ltd. ............            796               1,196
                                                      7,971,854
INFORMATION
  TECHNOLOGY -- 2.3%
Delta Electronics Inc. .....         20,020              77,602
Gemtek Technology Corp. ....         26,228              65,902
HON HAI Precision Industry
  Company Ltd. .............         18,480             139,301
Hoya Corp. .................          8,100             276,068
Ibiden Company Ltd. ........          7,000             588,532
MediaTek Inc. ..............          8,030             144,680
Nidec Corp. ................          7,558             527,677
Nokia OYJ...................         34,342           1,302,060
Samsung Electronics Company
  Ltd. .....................            950             596,897
Sohu.com Inc. ..............          1,360              51,286
Taiwan Semiconductor
  Manufacturing Company
  Ltd. .....................        229,693             447,632
                                                      4,217,637
MATERIALS -- 3.9%
Angang Steel Company Ltd. ..          6,000              23,131
Anglo Platinum Ltd. ........          2,045             309,148
Bayer AG....................          9,144             725,891
BHP Billiton PLC............         40,881           1,457,555
China Grand Forest..........        436,703             145,031     (a)
China Molybdenum Company
  Ltd. .....................            670               1,480     (b)
Holcim Ltd. (Regd.).........          1,737             191,216
Israel Chemicals Ltd. ......          7,404              67,857
Linde AG....................          4,730             585,834
Maanshan Iron & Steel.......         42,000              45,792
Makhteshim-Agan Industries
  Ltd. .....................          7,985              70,697     (a)
MMC Norilsk Nickel ADR......            381             103,632
Novozymes (Series B)........          2,423             303,722
Polymetal GDR...............          6,472              42,715     (b)
POSCO.......................            100              73,540
Potash Corp of
  Saskatchewan..............          8,081             854,254
Rio Tinto PLC (Regd.).......          6,449             555,511
Samling Global Ltd. ........        126,000              41,683
Sinofert Holdings Ltd. .....        118,000              92,806
Steppe Cement Ltd. .........          8,134              54,521
Syngenta AG (Regd)..........          1,372             294,789
Toray Industries Inc. ......        111,999             888,085
Vedanta Resources PLC.......          2,349              97,150
                                                      7,026,040
TELECOMMUNICATION SERVICES -- 2.7%
America Movil S.A. de C.V.
  ADR (Series L)............          9,736             623,104     (h)
Bharti Airtel Ltd. .........          3,594              84,778     (a)
China Mobile Ltd. ..........          8,000             130,988
Hellenic Telecommunications
  Organization S.A. ........         12,507             462,457
Hutchison Telecommunications
  International Ltd. .......         23,000              31,975
Mobile Telesystems OJSC
  ADR.......................          4,584             317,717
MTN Group, Ltd. ............         32,725             495,851
Orascom Telecom Holding
  SAE.......................          2,235              29,200
Orascom Telecom Holding SAE
  GDR.......................            731              47,807
Philippine Long Distance
  Telephone Co. ............            226              14,598
Singapore Telecommunications
  Ltd. .....................        141,622             383,523
Telekom Malaysia Bhd........         12,500              35,583
Telekomunikasi Indonesia Tbk
  PT (Series B).............         51,000              61,345
Telenor ASA.................         55,616           1,107,756
Turkcell Iletisim Hizmet AS
  ADR.......................          1,081              23,004
Vodafone Group, PLC.........        308,676           1,109,973
                                                      4,959,659
UTILITIES -- 1.3%
CEZ.........................          1,181              72,776
E.ON AG.....................          4,018             740,903
First Philippine Holdings
  Corp. ....................         15,500              26,665
National Grid PLC...........         18,207             290,817
PNOC Energy Development
  Corp. ....................        307,914              43,744
RWE AG......................          1,436             180,123


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              19



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                         NUMBER
                                      OF SHARES             VALUE

Suez S.A. ..................          6,035         $   354,464
Veolia Environnement........          8,770             753,199
                                                      2,462,691

TOTAL COMMON STOCK (COST
  $35,837,769)..............                         51,583,232

------------------------------------------------------------------------
PREFERRED STOCK -- 1.0%
------------------------------------------------------------------------

All America Latina Logistica
  S.A. .....................         16,700             236,885
Cia Vale do Rio Doce........          7,720             219,013
Cia Vale do Rio Doce ADR....         43,213           1,229,410     (h)
Petroleo Brasileiro S.A. ...          1,000              32,174

TOTAL PREFERRED STOCK (COST
  $710,931).................                          1,717,482

TOTAL FOREIGN EQUITY (COST
  $36,548,700)..............                         53,300,714








                                   PRINCIPAL
                                      AMOUNT         VALUE

BONDS AND NOTES -- 19.8%
-----------------------------------------------------------------------

U.S. TREASURIES -- 4.1%
U.S. Treasury Bonds
  4.50%     02/15/36...........   $   35,000   $    33,190
  4.75%     02/15/37...........    1,606,000     1,584,849
U.S. Treasury Notes
  4.50%     11/15/10 - 05/15/17      515,000       512,471
  4.63%     10/31/11 - 02/15/17    2,304,000     2,317,465
  4.88%     06/30/12...........    2,891,000     2,971,196
                                                 7,419,171

FEDERAL AGENCIES -- 0.7%
Federal Home Loan Mortgage
  Corp.
  4.75%     03/05/12...........      600,000       603,001
  4.88%     02/09/10...........      335,000       338,496
  5.00%     02/16/17...........      340,000       340,317
                                                 1,281,814

AGENCY MORTGAGE BACKED -- 6.0%
Federal Home Loan Mortgage
  Corp.
  4.50%     06/01/33 - 02/01/35       99,940        92,854      (h)
  5.00%     07/01/35 - 10/01/35      198,610       189,739      (h)
  5.50%     05/01/20...........       11,693        11,657      (h)
  6.00%     04/01/17 - 05/01/35      250,925       252,391      (h)
  6.50%     01/01/27 - 07/01/36      197,518       201,695      (h)
  7.00%     10/01/16 - 08/01/36       52,236        54,099      (h)
  7.50%     11/01/09 - 09/01/33       25,892        27,117      (h)
  8.00%     04/01/30 - 11/01/30        4,323         4,560      (h)
  9.00%     04/01/16 - 06/01/21        4,667         4,996      (h)
Federal National Mortgage
  Assoc.
  4.00%     05/01/19 - 06/01/19       85,879        80,859      (h)
  4.50%     05/01/18 - 02/01/35      552,695       527,606      (h)
  5.00%     06/01/20 - 08/01/35      454,476       436,353      (h)
  5.27%     04/01/37...........       41,730        41,703      (i)
  5.44%     04/01/37...........        3,873         3,891      (i)
  5.50%     03/01/14 - 08/01/35      350,928       349,270      (h)
  5.53%     04/01/37...........       53,035        53,353      (i)
  5.59%     04/01/37...........       46,351        46,708      (i)
  5.60%     04/01/37...........       49,224        49,615      (i)
  5.62%     03/01/37...........        3,311         3,337      (i)
  5.63%     06/01/37...........       66,835        67,323      (i)
  5.66%     05/01/37...........       29,652        29,900      (i)
  5.68%     04/01/37...........       34,564        34,875      (i)
  5.70%     04/01/37...........       65,844        66,471      (i)
  5.71%     04/01/37...........       72,199        72,900      (i)
  5.85%     06/01/37...........       84,197        85,137      (i)
  6.00%     07/01/14 - 08/01/35      470,629       472,372      (h)
  6.04%     10/01/37...........       60,040        60,640      (i)
  6.50%     01/01/15 - 02/01/35      711,274       726,588      (h)
  7.00%     10/01/16 - 06/01/36      176,705       183,195      (h)
  7.50%     12/01/09 - 03/01/34       73,378        76,804      (h)
  8.00%     12/01/11 - 11/01/33       35,257        36,906      (h)
  8.50%     07/01/30 - 05/01/31        2,994         3,215      (h)
  9.00%     06/01/09 - 12/01/22       24,872        26,125      (h)
  5.00%     TBA................    1,898,000     1,813,919      (c)
  5.50%     TBA................    2,410,000     2,360,159      (c)
  6.00%     TBA................    1,265,000     1,266,581      (c)
  6.50%     TBA................      425,000       432,703      (c)
Government National
  Mortgage Assoc.
  4.50%     08/15/33 - 09/15/34      177,622       167,668      (h)
  5.00%     08/15/33...........       34,982        33,854      (h)
  6.00%     04/15/30 - 09/15/36       89,860        90,545      (h)
  6.50%     02/15/24 - 08/15/36      193,194       197,802      (h)
  7.00%     03/15/12 - 09/15/36       78,284        81,149      (h)
  8.00%     09/15/29 - 06/15/30          279           298      (h)
  8.50%     10/15/17...........       45,369        48,478      (h)
  9.00%     11/15/16 - 12/15/21       54,123        58,168      (h)
                                                10,925,578

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
Collateralized Mortgage
  Obligation Trust (Class B)
  5.15%     11/01/18...........        1,660         1,447(d,f,h)
Federal Home Loan Mortgage
  Corp.
  1.40%     12/15/30...........      255,701        13,904    (g,h,i)
  1.45%     09/15/36...........      131,507        12,267     (g,i)
  1.52%     04/25/37...........      109,274         6,649     (g,i)
  1.80%     10/15/18...........      121,762         7,458   (d,g,h,i)
  2.03%     09/15/36...........      131,443        13,268     (g,i)
  3.50%     12/15/33...........       35,255        25,233     (h,i)
  4.50%     04/15/13 - 03/15/19      285,536        25,616     (g,h)
  5.00%     12/15/13 - 12/01/34    1,247,241       230,348     (g,h)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

20



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

  5.50%     04/15/26...........   $  127,381   $   128,245
  5.50%     04/15/17 - 06/15/33      169,791        27,269     (g,h)
  7.15%     04/15/37...........      140,773         8,909    (d,g,i)
  7.50%     01/15/16...........       11,009        11,395      (h)
  7.50%     07/15/27...........       12,805         2,490     (g,h)
  8.00%     04/15/20...........          688           688      (h)
  8.00%     02/01/23 - 07/01/24        5,000         1,297     (g,h)
  11.00%    05/15/37...........      188,370        11,821    (d,g,i)
  23.96%    09/25/43...........      381,838         4,107   (d,g,h,i)
Federal Home Loan Mortgage
  STRIPS
  6.45%     08/01/27...........        1,086           869    (d,f,h)
Federal National Mortgage
  Assoc.
  1.19%     12/25/42...........      179,060         4,980    (g,h,i)
  1.32%     05/25/37 - 06/25/37    1,613,495        98,234     (g,i)
  1.64%     03/25/37...........      109,609         6,126     (g,i)
  1.87%     10/25/29...........       66,557         4,025    (g,h,i)
  2.07%     06/25/36 - 07/25/37    1,708,791       128,206     (g,i)
  2.47%     09/25/42...........      244,185        14,117    (g,h,i)
  2.52%     04/25/17 - 10/25/17      141,500         9,197    (g,h,i)
  2.57%     08/25/16...........       40,501         1,924    (g,h,i)
  4.50%     05/25/18...........       33,704         2,917     (g,h)
  4.75%     11/25/14...........       20,835         1,060     (g,h)
  5.00%     08/25/17 - 02/25/32       52,614         4,654     (g,h)
  5.50%     03/25/29 - 01/25/33      242,071       233,687
  8.00%     07/25/14...........       12,637        12,783      (h)
Federal National Mortgage
  Assoc. (Class 2)
  5.50%     12/01/33...........       25,877         6,626      (g)
Federal National Mortgage
  Assoc. (Class S)
  1.97%     02/25/31...........       72,837         3,740    (g,h,i)
Federal National Mortgage
  Assoc. REMIC
  2.07%     01/25/37...........      363,589        27,044     (g,i)
  4.50%     11/25/13...........       41,551         1,388     (g,h)
  5.00%     10/25/22...........       41,456         6,737     (g,h)
  5.32%     03/25/31...........       69,572        68,261     (h,i)
Federal National Mortgage
  Assoc. REMIC (Class B)
  4.82%     12/25/22...........        1,865         1,602    (d,f,h)
Federal National Mortgage
  Assoc. REMIC (Class J)
  1080.91%  03/25/22...........            5            31     (g,h)
Federal National Mortgage
  Assoc. REMIC (Class K)
  1008.00%  05/25/22...........           10           268     (g,h)
Federal National Mortgage
  Assoc. STRIPS (Class 1)
  5.30%     11/01/34...........       88,179        63,847    (d,f,h)
Federal National Mortgage
  Assoc. STRIPS (Class 2)
  5.00%     08/01/34...........      235,287        61,873      (g)
  7.50%     11/01/23...........       33,861         9,201     (g,h)
  8.00%     08/01/23 - 07/01/24       10,966         2,789     (g,h)
  8.50%     03/01/17 - 07/25/22        4,112           889     (g,h)
  9.00%     05/25/22...........        1,903           497     (g,h)
                                                 1,309,983

ASSET BACKED -- 0.7%
Bear Stearns Asset Backed
  Securities Inc. (Class A)
  5.50%     01/25/34...........        8,643         8,239     (h,i)
Capital One Master Trust (Class
  C)
  6.70%     06/15/11...........       64,000        64,428     (b,h)
Carmax Auto Owner Trust
  4.35%     03/15/10...........       44,000        43,669      (h)
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  5.63%     03/25/32...........       11,113        10,989     (h,i)
Citibank Credit Card Issuance
  Trust
  4.45%     04/07/10...........       40,000        39,813      (h)
Fleet Home Equity Loan Trust
  (Class A)
  5.79%     01/20/33...........       17,271        17,011     (h,i)
Honda Auto Receivables Owner
  Trust (Class A)
  4.15%     10/15/10...........       48,716        48,319      (h)
Mid-State Trust
  7.54%     07/01/35...........        6,708         7,195      (h)
Peco Energy Transition Trust
  6.52%     12/31/10...........       29,000        30,316      (h)
Residential Asset Mortgage
  Products, Inc.
  5.37%     03/25/34...........        4,944         4,923     (h,i)
Residential Asset Securities
  Corp.
  5.63%     07/25/32...........        5,780         5,664     (h,i)
Residential Asset Securities
  Corp. (Class A)
  4.16%     07/25/30...........       29,694        29,296     (h,i)
Swift Master Auto Receivables
  Trust (Class A)
  5.85%     06/15/12...........    1,000,000     1,000,000      (i)
Wells Fargo Home Equity Trust
  3.97%     05/25/34...........       16,915        16,464     (h,i)
                                                 1,326,326

CORPORATE NOTES -- 4.3%
Abbey National PLC
  7.95%     10/26/29...........       58,000        67,901      (h)
AES Ironwood LLC
  8.86%     11/30/25...........      111,175       121,180
American Electric Power
  Company, Inc. (Series D)
  5.25%     06/01/15...........       64,000        60,978      (h)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              21



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

American Railcar Industries,
  Inc.
  7.50%     03/01/14...........   $   30,000   $    29,850
Amgen Inc.
  5.85%     06/01/17...........       45,000        44,419      (b)
Arizona Public Service Co.
  6.25%     08/01/16...........       20,000        20,097      (h)
BAC CAP TRUST V
  5.63%     03/08/35...........       58,000        50,647      (h)
Banco Santander Chile
  5.38%     12/09/14...........       61,000        59,041     (b,h)
BanColombia S.A.
  6.88%     05/25/17...........        5,000         4,863
Basell AF SCA
  8.38%     08/15/15...........      100,000        91,250      (b)
Bear Stearns Companies Inc.
  5.85%     07/19/10...........       30,000        30,078
  6.95%     08/10/12...........      105,000       109,475
BellSouth Corp.
  4.20%     09/15/09...........       50,000        49,222      (h)
  6.55%     06/15/34...........       11,000        11,231      (h)
BJ Services Co.
  5.75%     06/01/11...........       90,000        90,964      (h)
Bristol-Myers Squibb Co.
  5.88%     11/15/36...........       30,000        28,559
British Telecommunications PLC
  8.63%     12/15/10...........       35,000        38,499      (h)
Cablevision Systems Corp.
  8.00%     04/15/12...........       35,000        33,950      (h)
Cadbury Schweppes US Finance
  LLC
  3.88%     10/01/08...........       54,000        53,243     (b,h)
Capital One Bank
  6.50%     06/13/13...........       29,000        29,658      (h)
Carolina Power & Light Co.
  5.15%     04/01/15...........       26,000        25,201      (h)
  5.70%     04/01/35...........       13,000        12,134      (h)
  6.13%     09/15/33...........       13,000        12,828      (h)
Chubb Corp.
  6.00%     05/11/37...........       40,000        38,220
Citigroup, Inc.
  5.13%     02/14/11...........       70,000        69,683
Clear Channel Communications,
  Inc.
  4.50%     01/15/10...........      125,000       115,938
Commonwealth Bank of Australia
  6.02%     03/29/49...........       85,000        80,657    (b,h,i)
Consumers Energy Co.
  5.15%     02/15/17...........       38,000        35,898      (h)
Corrections Corp of America
  7.50%     05/01/11...........       45,000        45,338
COX Communications, Inc.
  7.13%     10/01/12...........       20,000        21,206
  7.75%     11/01/10...........       35,000        37,311
CSC Holdings, Inc. (Series B)
  8.13%     07/15/09...........       55,000        55,962
CSX Transportation, Inc.
  9.75%     06/15/20...........        5,000         6,375      (h)
DaimlerChrysler NA Holding
  Corp.
  4.05%     06/04/08...........       38,000        37,584      (h)
Deluxe Corp.
  3.50%     10/01/07...........       80,000        80,000
Denny's Holdings Inc.
  10.00%    10/01/12...........       80,000        82,600
Dex Media West LLC
  8.50%     08/15/10...........      145,000       148,988
Dillard's, Inc.
  6.63%     11/15/08...........      125,000       122,656
Dominion Resources, Inc.
  (Series B)
  6.30%     09/30/66...........      120,000       118,664      (i)
Dover Corp.
  6.50%     02/15/11...........       30,000        31,123
DP WORLD Ltd.
  6.85%     07/02/37...........      100,000        99,295      (b)
Duke Energy Corp.
  5.38%     01/01/09...........       15,000        14,992
Dynegy Holdings Inc.
  7.75%     06/01/19...........       85,000        81,281      (b)
Edison Mission Energy
  7.00%     05/15/17...........       80,000        78,800      (b)
EI Du Pont de Nemours & Co.
  4.88%     04/30/14...........       30,000        28,773
El Paso Electric Co.
  6.00%     05/15/35...........       25,000        23,300
Empresa Energetica de Sergipe
  and Sociedade Anonima de
  Eletrificaao da Paraiba
  10.50%    07/19/13...........       60,000        65,550     (b,h)
FirstEnergy Corp. (Series B)
  6.45%     11/15/11...........       13,000        13,440      (h)
Freescale Semiconductor Inc.
  8.88%     12/15/14...........       80,000        77,200
Georgia Gulf Corp.
  9.50%     10/15/14...........       75,000        68,625
GMAC LLC
  5.63%     05/15/09...........       90,000        87,620
  5.85%     01/14/09...........       45,000        44,044
Goldman Sachs Group, Inc.
  6.60%     01/15/12...........      110,000       114,891      (h)
  6.88%     01/15/11...........       35,000        36,563
GTE Corp.
  6.94%     04/15/28...........       17,000        17,872      (h)
  7.51%     04/01/09...........       38,000        39,045      (h)
HSBC Bank USA NA
  4.63%     04/01/14...........      100,000        92,807
HSBC Capital Funding LP (Series
  1)
  9.55%     12/31/49...........       48,000        52,634    (b,h,i)
HSBC Finance Corp.
  6.75%     05/15/11...........       30,000        31,243
Hydro Quebec
  8.50%     12/01/29...........       25,000        34,200


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

22



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

Idearc, Inc.
  8.00%     11/15/16...........   $   85,000   $    84,788
IIRSA Norte Finance Ltd.
  8.75%     05/30/24...........      107,049       126,317     (b,h)
ING Capital Funding TR III
  8.44%     12/29/49...........       50,000        53,937      (i)
ING Groep N.V.
  5.78%     12/29/49...........       50,000        47,186      (i)
Inmarsat Finance PLC
  8.39%     11/15/12...........       95,000        90,962     (d,k)
International Steel Group Inc.
  6.50%     04/15/14...........       40,000        39,942
iStar Financial, Inc. (REIT)
  7.00%     03/15/08...........       32,000        31,970      (h)
JBS S.A.
  9.38%     02/07/11...........      100,000       102,750
JP Morgan Chase & Co.
  7.00%     11/15/09...........       60,000        62,353
JP Morgan Chase Bank
  5.88%     06/13/16...........       30,000        30,156
Kansas Gas & Electric
  5.65%     03/29/21...........       32,000        30,814      (h)
Kazkommerts International BV
  7.00%     11/03/09...........        5,000         4,788      (b)
Libbey Glass Inc.
  12.38%    06/01/11...........       40,000        43,300      (i)
Majestic Star Casino LLC
  9.50%     10/15/10...........      100,000        96,000
Marfrig Overseas Ltd.
  9.63%     11/16/16...........      100,000       103,250      (b)
Markel Corp.
  7.35%     08/15/34...........       20,000        20,574
MBIA, Inc.
  5.70%     12/01/34...........       25,000        20,465
Mediacom LLC
  9.50%     01/15/13...........      135,000       136,688      (h)
Merck & Company, Inc.
  5.75%     11/15/36...........        5,000         4,720
Metropolitan Life Global
  Funding I
  4.25%     07/30/09...........       60,000        59,338      (b)
MGM Mirage
  7.50%     06/01/16...........       55,000        54,656
Midamerican Energy Holdings Co.
  6.13%     04/01/36...........       50,000        48,539
Mizuho Financial Group Cayman
  Ltd.
  8.38%     12/29/49...........       40,000        41,663
Munich Re America Corp. (Series
  B)
  7.45%     12/15/26...........       30,000        34,047
Nelnet, Inc.
  5.13%     06/01/10...........       71,000        68,229      (h)
Nevada Power Co. (Series N)
  6.65%     04/01/36...........       35,000        34,743
Nisource Finance Corp.
  7.88%     11/15/10...........       15,000        16,077
Norfolk Southern Corp.
  6.00%     04/30/08...........       35,000        35,130      (h)
Norfolk Southern Railway Co.
  9.75%     06/15/20...........       17,000        22,286      (h)
Northeast Utilities (Series B)
  3.30%     06/01/08...........       22,000        21,660      (h)
NorthWestern Corp.
  5.88%     11/01/14...........       88,000        85,792      (h)
Ohio Power Co. (Series E)
  6.60%     02/15/33...........       22,000        22,862      (h)
OPTI Canada Inc.
  8.25%     12/15/14...........       85,000        85,638      (b)
Orion Power Holdings Inc.
  12.00%    05/01/10...........       85,000        93,075
Owens Brockway Glass Container
  Inc.
  8.88%     02/15/09...........       65,000        65,975
Pacific Gas & Electric Co.
  5.80%     03/01/37...........       30,000        28,253
PanAmSat Corp.
  9.00%     08/15/14...........       82,000        84,460      (h)
Pemex Finance Ltd.
  9.03%     02/15/11...........       53,900        57,685      (h)
Pemex Project Funding Master
  Trust
  6.13%     08/15/08...........       53,000        53,265      (h)
  7.88%     02/01/09...........       20,000        20,630
PNC Preferred Funding Trust I
  6.52%     12/31/49...........      140,000       140,539     (b,i)
Public Service Company of
  Colorado
  7.88%     10/01/12...........       50,000        55,310
Puget Sound Energy, Inc.
  3.36%     06/01/08...........       22,000        21,673      (h)
  5.48%     06/01/35...........       38,000        33,353      (h)
Puget Sound Energy, Inc.
  (Series A)
  6.97%     06/01/67...........       60,000        57,578      (i)
Pulte Homes, Inc.
  4.88%     07/15/09...........       40,000        37,216
Rabobank Capital Funding Trust
  5.25%     12/29/49...........       60,000        55,216    (b,h,i)
Reichhold Industries, Inc.
  9.00%     08/15/14...........       45,000        44,550      (b)
Resona Bank Ltd.
  5.85%     09/29/49...........      100,000        94,049    (b,h,i)
Rock-Tenn Co.
  8.20%     08/15/11...........       80,000        82,700
Royal Bank of Scotland Group
  PLC
  5.00%     10/01/14...........       20,000        19,005
Sabine Pass LNG LP
  7.50%     11/30/16...........      100,000        98,500
Security Benefit Life Insurance
  8.75%     05/15/16...........       25,000        28,086      (b)
Seitel, Inc.
  9.75%     02/15/14...........       50,000        47,250


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              23



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

Sierra Pacific Resources
  8.63%     03/15/14...........   $  120,000   $   127,023
Simon Property Group, L.P.
  (REIT)
  4.60%     06/15/10...........       38,000        37,272      (h)
SLM Corp.
  4.50%     07/26/10...........      125,000       116,982
Southern Copper Corp.
  7.50%     07/27/35...........       20,000        21,593
Southern Natural Gas Co.
  5.90%     04/01/17...........       25,000        24,330      (b)
Sovereign Capital Trust VI
  7.91%     06/13/36...........       95,000       100,248
Sprint Capital Corp.
  7.63%     01/30/11...........      205,000       217,294
Stallion Oilfield Finance Corp.
  9.75%     02/01/15...........       80,000        77,500      (b)
Standard Chartered Bank Hong
  Kong Ltd.
  4.38%     12/03/14...........       70,000        68,810      (i)
Stewart Enterprises, Inc.
  6.25%     02/15/13...........       50,000        48,625      (h)
Telecom Italia Capital S.A.
  6.20%     07/18/11...........       25,000        25,589
Telefonica Emisiones SAU
  5.86%     02/04/13...........       75,000        75,807
Tennessee Gas Pipeline Co.
  7.63%     04/01/37...........       25,000        26,991
  8.38%     06/15/32...........       30,000        35,255
Time Warner, Inc.
  6.88%     05/01/12...........        6,000         6,275      (h)
TNK-BP Finance S.A.
  6.63%     03/20/17...........      100,000        93,130      (b)
Tronox Worldwide LLC
  9.50%     12/01/12...........       65,000        64,838
UBS Preferred Funding Trust I
  8.62%     10/29/49...........       40,000        43,100      (i)
Valspar Corp.
  5.63%     05/01/12...........       30,000        30,088
VeraSun Energy Corp.
  9.38%     06/01/17...........       90,000        77,400      (b)
Verizon Global Funding Corp.
  7.25%     12/01/10...........       70,000        74,354
Verizon Pennsylvania, Inc.
  8.35%     12/15/30...........       20,000        23,887
Weatherford International, Inc.
  5.95%     06/15/12...........       45,000        45,786      (b)
Wells Fargo & Co.
  5.25%     12/01/07...........       19,000        18,986      (h)
Westar Energy, Inc.
  7.13%     08/01/09...........       34,000        34,610      (h)
Westlake Chemical Corp.
  6.63%     01/15/16...........       80,000        76,000
                                                 7,877,407

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
Banc of America Commercial
  Mortgage Inc.
  4.13%     07/10/42...........      100,000        98,189
  5.87%     04/10/49...........      200,000       201,784
Banc of America Commercial
  Mortgage Inc. (Class A)
  5.79%     05/11/35...........       95,791        97,204
Banc of America Funding Corp.
  5.76%     03/20/36...........       31,885        32,238     (h,i)
  5.83%     02/20/36...........       63,870        63,277     (h,i)
Banc of America Mortgage
  Securities (Class B)
  5.38%     01/25/36...........       31,856        30,406     (h,i)
Bank of America Alternative
  Loan Trust
  6.50%     07/25/35...........       46,082        46,404      (h)
Bear Stearns Commercial
  Mortgage Securities
  5.48%     10/12/41...........       79,000        79,036      (i)
  5.53%     10/12/41...........       79,000        78,146      (i)
  5.58%     03/11/39...........       35,000        35,342     (h,i)
  6.02%     02/14/31...........       96,000        96,798      (h)
CalSTRS Trust
  4.13%     11/20/12...........       72,271        72,153     (b,h)
Countrywide Alternative Loan
  Trust
  6.00%     03/25/36...........       19,965        10,365      (h)
Countrywide Alternative Loan
  Trust (Class B)
  6.00%     05/25/36 - 08/25/36       34,627        26,408      (h)
Countrywide Home Loan Mortgage
  Pass Through Trust
  5.46%     02/25/47...........       52,385        51,941      (i)
Countrywide Home Loan Mortgage
  Pass Through Trust (Class M)
  5.50%     12/25/35...........       25,419        22,766      (h)
Credit Suisse Mortgage Capital
  Certificates (Class C)
  5.65%     02/25/36...........       24,551        22,096     (h,i)
Crusade Global Trust (Class A)
  5.84%     09/18/34...........       17,575        17,611     (h,i)
CS First Boston Mortgage
  Securities Corp.
  5.25%     08/25/34...........       20,209        20,049
  5.33%     10/25/35...........       39,419        34,781     (h,i)
  5.38%     07/15/37...........      789,596        18,387  (b,d,g,h,i)
CS First Boston Mortgage
  Securities Corp. (Class A)
  5.44%     09/15/34...........      100,000       100,489
  6.53%     06/15/34...........      100,000       103,752
DLJ Commercial Mortgage Corp.
  6.24%     11/12/31...........      245,598       247,359      (h)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

24



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

DLJ Commercial Mortgage Corp.
  (Class A)
  7.18%     11/10/33...........   $   90,571   $    94,608
First Union-Lehman Brothers-
  Bank of America
  6.56%     11/18/35...........       21,618        21,656      (h)
GMAC Commercial Mortgage
  Securities, Inc.
  6.42%     05/15/35...........      298,148       299,876      (h)
  6.47%     04/15/34...........       50,000        51,647      (h)
GMAC Commercial Mortgage
  Securities, Inc. (Class X)
  5.27%     12/10/41...........    1,308,553        24,703   (d,g,h,i)
Greenwich Capital Commercial
  Funding Corp.
  5.12%     04/10/37...........       62,818        62,927      (h)
Indymac INDA Mortgage Loan
  Trust
  5.14%     01/25/36...........       63,870        59,439     (h,i)
Indymac INDA Mortgage Loan
  Trust (Class B)
  5.14%     01/25/36...........       63,870        61,996     (h,i)
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  1.27%     01/12/39...........    1,121,129        32,605   (b,g,h,i)
  5.94%     02/12/49...........      300,000       302,343      (i)
  6.47%     11/15/35...........       45,511        47,325      (h)
  7.23%     02/12/51...........       15,000        14,086    (b,d,i)
LB-UBS Commercial Mortgage
  Trust
  4.06%     09/15/27...........      101,278        99,473     (h,i)
  5.22%     01/18/12...........    1,056,887        24,366   (d,g,h,i)
  5.26%     09/15/39...........       50,000        50,117      (h)
  5.42%     02/15/40...........       50,000        49,331
  6.19%     01/15/36...........      549,686        33,462   (b,d,g,h)
  6.98%     10/15/35...........      438,380        18,058  (b,d,g,h,i)
  7.69%     03/15/36...........      909,402        24,692  (b,d,g,h,i)
  7.79%     02/15/40...........      884,188        18,381  (b,d,g,h,i)
LB-UBS Commercial Mortgage
  Trust (Class B)
  6.65%     07/14/16...........       28,000        29,520     (b,h)
LB-UBS Commercial Mortgage
  Trust (Class E)
  6.81%     07/15/40...........       30,000        29,164     (d,i)
LB-UBS Commercial Mortgage
  Trust (Class F)
  6.45%     07/15/40...........       30,000        28,186      (i)
LB-UBS Commercial Mortgage
  Trust (Class X)
  7.58%     12/15/39...........      790,440        13,521  (b,d,g,h,i)
Master Alternative Loans Trust
  5.00%     08/25/18...........       61,071         9,600     (g,h)
  6.50%     08/25/34 - 05/25/35      103,686       103,710      (h)
Master Alternative Loans Trust
  (Class 3)
  6.50%     01/25/35...........       43,146        44,170      (h)
Merrill Lynch Mortgage Trust
  (Class A)
  5.80%     05/12/39...........       80,000        81,266     (h,i)
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  (Class A)
  5.49%     03/12/51...........      200,000       197,644      (i)
  5.81%     06/12/50...........      100,000       100,271      (i)
MLCC Mortgage Investors, Inc.
  5.38%     02/25/36...........       49,996        48,308     (h,i)
Morgan Stanley Capital I
  5.28%     12/15/43...........       31,000        30,860      (i)
  5.33%     12/15/43...........       31,000        30,486      (i)
  5.39%     11/12/41...........       88,000        84,108      (i)
  5.45%     02/12/44...........      500,000       493,377      (i)
  5.71%     07/20/44...........      100,000       101,179      (h)
  7.11%     04/15/33...........       71,602        73,388      (h)
Morgan Stanley Dean Witter
  Capital I
  7.20%     10/15/33...........       22,633        23,537      (h)
Morgan Stanley Dean Witter
  Capital I (Class A)
  6.39%     10/15/35...........       58,331        60,489      (h)
  6.54%     02/15/31...........       26,293        26,891      (h)
Nomura Asset Securities Corp.
  (Class A)
  6.59%     03/15/30...........      138,998       139,511      (h)
PNC Mortgage Acceptance Corp.
  (Class A)
  6.36%     03/12/34...........      100,000       103,223
Puma Finance Ltd. (Class A)
  5.36%     03/25/34...........       49,880        49,880     (h,i)
  5.55%     10/11/34...........       27,602        27,494     (h,i)
Residential Accredit Loans,
  Inc.
  6.00%     01/25/36...........      156,120       140,452      (h)
Residential Asset
  Securitization Trust (Class
  A)
  5.50%     05/25/35...........      234,322       238,387     (h,i)
Structured Asset Securities
  Corp. (Class X)
  2.17%     02/25/28...........       51,720         2,004     (g,i)
Wachovia Bank Commercial
  Mortgage Trust
  5.34%     12/15/43...........      200,000       195,457
Wachovia Bank Commercial
  Mortgage Trust (Class E)
  6.10%     02/15/51...........       90,000        83,838      (i)
Wachovia Bank Commercial
  Mortgage Trust (Class F)
  6.10%     07/15/17...........       15,000        13,728      (i)
Wells Fargo Mortgage Backed
  Securities Trust
  5.50%     01/25/36...........       63,997        56,077      (h)
Wells Fargo Mortgage Backed
  Securities Trust (Class B)
  5.50%     03/25/36...........      250,936       223,544      (h)
                                                 5,881,342


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              25



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE


SOVEREIGN BONDS -- 0.1%
Government of Bahamas
  6.63%     05/15/33...........   $   26,000   $    28,334     (b,h)
Government of Canada
  7.50%     09/15/29...........       50,000        62,774
Government of Manitoba Canada
  4.90%     12/06/16...........       35,000        34,498
Government of Panama
  6.70%     01/26/36...........       30,000        30,825
                                                   156,431
TOTAL BONDS AND NOTES
  (COST $36,906,584)...........                 36,178,052





See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

26



GE STRATEGIC INVESTMENT FUND                                  September 30, 2007

SCHEDULE OF INVESTMENTS



                                        NUMBER
                                     OF SHARES             VALUE

EXCHANGE TRADED
  FUNDS -- 1.2%
-----------------------------------------------------------------------

Financial Select Sector
  SPDR Fund                           11,717       $    402,127    (p)
Industrial Select Sector
  SPDR Fund................           40,680          1,671,134   (h,p)

TOTAL EXCHANGE TRADED FUNDS
  (COST $1,491,627)........                           2,073,261

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $145,201,792)......                         172,692,735

-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.5%
-----------------------------------------------------------------------
GEI Short Term Investment
  Fund* 5.43%..............       13,638,493         13,638,493   (d,l)
  (COST $13,638,493)

TOTAL INVESTMENTS (COST
  $158,840,285)............                         186,331,228

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (2.4)%............                          (4,293,649)
                                                   ------------

NET ASSETS -- 100.0%.......                        $182,037,579
                                                   ============





    * Based on current market conditions, the portfolio manager anticipates that the Fund may continue to exceed normal cash level, which is typically anticipated to be 5% or less.




OTHER INFORMATION

The GE Strategic Investment Fund had the following long futures contracts open at September 30, 2007:



                                     NUMBER     CURRENT     UNREALIZED
                      EXPIRATION       OF      NOTIONAL    APPRECIATION/
DESCRIPTION              DATE      CONTRACTS     VALUE    (DEPRECIATION)
------------------------------------------------------------------------

U.S. Treasury
  Notes 2Yr.
  Futures           December 2007      17     $3,519,797      $   835
U.S. Treasury
  Notes 10Yr.
  Futures           December 2007       3        327,844       (3,965)



The GE Strategic Investment Fund had the following Short futures contracts open at September 30, 2007:



                                      NUMBER    CURRENT     UNREALIZED
                       EXPIRATION       OF      NOTIONAL   APPRECIATION/
DESCRIPTION               DATE      CONTRACTS    VALUE    (DEPRECIATION)
------------------------------------------------------------------------

S&P 500 Index
  Futures            December 2007      1      $(384,525)     $   150
                                                              -------
                                                              $(2,980)
                                                              =======






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              27



GE Government Securities Fund

The GE Government Securities Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Healey chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 138.

* Effective September 2007, Chitranjan Sinha replaced Joseph M. Rutigliano as one of the portfolio managers for the Fund.

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Government Securities Fund returned 4.57% for Class A shares, 3.91% for Class B shares and 3.90% for Class C shares. The Lehman Brothers Government Bond Index, the Funds benchmark, returned 5.63% and the Funds Lipper peer group of 83 Intermediate U.S. Government Funds returned an average of 4.61% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET DURING THE LAST FISCAL YEAR ENDED SEPTEMBER 30, 2007?

A. Over the past twelve-month period, attention in the fixed income markets fixated on the U.S. housing market and sub-prime lending in particular. In early 2007, an increase in delinquency levels of sub-prime mortgages raised concerns about the housing market and the overall economy in general, which resulted in a flight to quality and a decline in treasury yields in February. Nevertheless, at its August 2007 meeting, the Federal Reserve held its target for fed funds steady at 5.25%, focusing instead on the risks of higher inflation rather than the slowing economic growth. Treasury yields moved higher hitting a peak in mid-June (2-year and 10-year note yields at 5.1% and 5.3% respectively).

     In August, heavy marked-to-market losses at U.S. and non-U.S. hedge funds that had heavy exposure to sub-prime mortgages shook the global markets, triggering an extensive repricing of risk and seizing up credit markets from commercial papers to high yield bonds. Investors and lenders became unwilling to lend, thereby resulting in a liquidity crisis. Treasury bonds rallied in the ensuing flight to quality and credit spreads widened dramatically. After adding reserves and cutting the discount rate by 50 bps in August to provide liquidity, the Fed reduced its fed funds target by 50 bps to 4.25% and the discount rate by another 50 bps to 5.25% in September. 2-year and 10-year Treasury note yields fell to a low of 3.85% and 4.3% in early September but ended the month higher (4% and 4.6% respectively) after the Feds ease.

     Despite the widening credit spread in August, high yield and emerging market debt sectors led fixed income performance with returns of over 7% for the last fiscal year. Government securities returned approximately 5.6% during the same period, mostly from interest income. High-grade corporate bonds performed the worst during the period returning only 3.9%, while asset-backed securities returned 4.1% dampened by sub-prime mortgages. Although volatility moved higher, mortgage-backed securities still managed a 5.4% return.


(William M. Healey)



           Pictured to the right:
           William M. Healey


                                                                              28



GE Government Securities Fund



Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund performance was driven primarily by the portfolio duration and positioning along the maturity spectrum or yield curve relative to its benchmark. Duration positioning, in particular, added positively during the last twelve months, as did a steepening bias in the Fund's yield curve position. However, the Fund's exposure to asset-backed securities backed by sub-prime collateral through the Fund's securities lending program negatively impacted Fund performance.


29



GE Government Securities

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 01, 2007 - SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,027.27                4.34
Class B                     1,000.00              1,024.57                8.12
Class C                     1,000.00              1,024.48                8.12
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,020.55                4.36
Class B                     1,000.00              1,016.86                8.14
Class C                     1,000.00              1,016.86                8.14
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 0.86% for Class A, 1.61% for Class B and 1.61% for Class C, (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 31, 2007 was as follows: 2.73% for Class A shares, 2.46% for Class B shares and 2.45% for Class C shares.


                                                                              30



GE U.S. Equity Fund

--------------------------------------------------------------------------------
FIVE YEAR TREASURY NOTE
YIELD HISTORY
10/01/06 - 09/30/07

(GRAPH)
 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets in U.S. Government securities under normal market conditions.

LIPPER PERFORMANCE COMPARISON
Intermediate U.S. Government Peer Group

Based on average annual total returns for the periods ended 9/30/07



                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group:            83       70       52

--------------------------------------------

Peer group
average annual
total return:        4.61%    2.86%    5.04%
--------------------------------------------



Lipper categories in peer group: Intermediate U.S. Government


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                              ENDING
                                            VALUE OF A
                        ONE    FIVE   TEN     $10,000
                        YEAR   YEAR   YEAR  INVESTMENT
                       -----  -----  -----  ----------

GE Government
  Securities           4.57%  2.69%  5.02%    16,328
W/load                 0.13%  1.80%  4.57%    15,634
LB Government Bond
  Index                5.63%  3.49%  5.88%    17,704





--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                         ONE     FIVE    TEN      $10,000
                         YEAR    YEAR    YEAR   INVESTMENT
                        -----   -----   -----   ----------

GE Government
  Securities            3.91%   1.95%   4.45%     15,464
W/load                  0.91%   1.95%   4.45%
LB Government Bond
  Index                 5.63%   3.49%   5.88%     17,704




--------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                     ENDING
                                                   VALUE OF A
                        ONE     FIVE     SINCE       $10,000
                        YEAR    YEAR   INCEPTION   INVESTMENT
                       -----   -----   ---------   ----------

GE Government
  Securities           3.90%   1.95%     4.43%       14,149
W/load                 2.90%   1.95%     4.43%
LB Government Bond
  Index                5.63%   3.49%     5.93%       15,855





                                                            (PERFORMANCE LEGEND)

AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


31



GE GOVERNMENT SECURITIES FUND                                 September 30, 2007

SCHEDULE OF INVESTMENTS

GE GOVERNMENT SECURITIES FUND

Portfolio Composition as a % of the Market Value of $156,047
(in thousands) as of September 30, 2007

                                   (PIE CHART)





                                    PRINCIPAL
                                       AMOUNT          VALUE

BONDS AND NOTES -- 87.1%

-------------------------------------------------------------------

U.S. TREASURIES -- 65.0%
U.S. Treasury Bonds
  4.75%  02/15/37..............   $ 8,975,000   $  8,856,799   (j)
U.S. Treasury Notes
  4.50%  03/31/09 - 05/15/17        8,775,000      8,839,569  (h,j)
  4.63%  11/15/09 - 02/15/17       27,748,000     27,983,192  (h,j)
  4.75%  05/31/12..............     1,000,000      1,022,620
  4.88%  05/31/09 - 06/30/12       31,231,000     31,825,229  (h,j)
                                                  78,527,409

FEDERAL AGENCIES -- 21.2%
Federal Home Loan Mortgage Corp.
  4.75%  03/05/12..............     5,640,000      5,668,211   (h)
  4.88%  02/09/10..............     3,040,000      3,071,723   (h)
  5.00%  02/16/17 - 04/18/17        6,475,000      6,480,189   (j)
  5.25%  07/18/11..............    10,150,000     10,389,290   (h)
                                                  25,609,413

AGENCY MORTGAGE BACKED -- 0.8%
Federal Home Loan Mortgage Corp.
  6.50%  04/01/31..............         2,699          2,765   (h)
  7.00%  12/01/26 - 02/01/30            3,232          3,364   (h)
  7.50%  02/01/09 - 04/01/12          249,370        255,816   (h)
Federal National Mortgage Assoc.
  6.00%  06/01/35..............        73,690         73,863   (h)
  7.50%  12/01/23..............        81,821         85,754   (h)
  9.00%  06/01/09 - 07/01/21           26,768         28,227   (h)
  5.00%  TBA...................       158,000        154,840   (c)
Government National Mortgage Assoc.
  8.50%  05/15/21 - 03/15/23           13,048         14,092   (h)
  9.00%  07/15/16..............       313,497        336,893   (h)
                                                     955,614

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
Morgan Stanley Dean Witter
  Capital I (Class A)
  6.54%  02/15/31..............       205,094        209,762   (h)

TOTAL BONDS AND NOTES
  (COST $103,971,731)..........                  105,302,198

-------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON
  LOAN -- 19.5%
-------------------------------------------------------------------

ASSET BACKED -- 10.9%
Accredited Mortgage Loan Trust
  (Class A)
  5.43%  07/25/34..............       247,259        240,901   (i)
Bear Stearns Asset Backed
  Securities Inc. (Class A)
  5.50%  01/25/34..............         5,612          5,350   (i)
Discover Card Master Trust I
  5.76%  04/15/10..............     2,500,000      2,484,104   (i)
First Franklin Mortgage Loan
  Asset Backed Certificates
  (Class M)
  5.58%  03/25/35..............     2,556,000      2,403,484   (i)
Option One Mortgage Loan Trust
  (Class A)
  5.55%  02/25/33..............       394,643        389,842   (i)
Providian Gateway Master Trust
  (Class A)
  6.11%  07/15/11..............       800,000        800,625  (b,i)
Residential Asset Mortgage
  Products, Inc.
  5.46%  12/25/33..............        13,082         13,083   (i)
Residential Asset Securities
  Corp. (Class A)
  5.77%  11/25/33..............       661,219        654,111   (i)
Saxon Asset Securities Trust
  5.36%  05/25/35..............        83,657         83,604   (i)
Structured Asset Securities
  Corp.
  5.33%  02/25/35..............       125,813        125,729   (i)
Superior Wholesale Inventory
  Financing Trust (Class A)
  5.93%  06/15/10..............     2,000,000      1,973,363   (i)
Swift Master Auto Receivables
  Trust (Class A)
  5.85%  06/15/12..............     4,000,000      4,000,000   (i)
                                                  13,174,196


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              32



GE GOVERNMENT SECURITIES FUND                                 September 30, 2007

SCHEDULE OF INVESTMENTS



                                    PRINCIPAL
                                       AMOUNT          VALUE


CORPORATE NOTES -- 3.3%
Countrywide Financial Corp.
  5.66%  09/02/08..............   $ 2,000,000   $  1,930,562   (i)
Prudential Financial, Inc.
  5.85%  06/13/08..............     2,000,000      2,001,908   (i)
                                                   3,932,470

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.3%
Banc of America Large Loan
  5.96%  03/15/22..............     1,500,000      1,492,726  (b,i)
Bear Stearns Asset Backed
  Securities Trust (Class A)
  5.76%  07/25/36..............     1,508,639      1,489,882   (i)
Crusade Global Trust (Class A)
  5.84%  09/18/34..............       441,088        442,001   (i)
Granite Master Issuer PLC
  5.67%  12/20/24..............       500,000        500,110   (i)
Lehman Brothers Floating Rate
  Commercial Mortgage Trust
  5.92%  10/15/17..............       186,356        186,361  (b,i)
Nomura Asset Acceptance Corp.
  5.26%  03/25/37..............     1,796,874      1,792,929   (i)
Residential Accredit Loans,
  Inc.
  5.43%  03/25/34..............       304,242        302,893   (i)
Thornburg Mortgage Securities
  Trust (Class A)
  5.47%  04/25/43..............       209,260        209,208   (i)
                                                   6,416,110
TOTAL SECURITIES PURCHASED WITH COLLATERAL
  FROM SECURITIES ON LOAN
  (COST $23,860,770).........................     23,522,776

TOTAL INVESTMENTS IN SECURITIES
  (COST $127,832,501)........................    128,824,974

-------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 22.5%
-------------------------------------------------------------------

FEDERAL AGENCIES -- 9.3%
Federal Home Loan Bank Discount
  Notes
  4.50%  10/01/07..............    11,280,000     11,280,000   (d)

SHORT-TERM SECURITIES PURCHASED WITH
  COLLATERAL FROM SECURITIES ON LOAN -- 13.2%

FEDERAL AGENCIES -- 13.0%
Federal Home Loan Bank Discount
  Notes
  4.50%  10/01/07..............    15,720,000     15,720,000   (d)

TIME DEPOSIT -- 0.2%
State Street Corp.
  4.35%  10/01/07..............       222,148   $    222,148   (e)
TOTAL SHORT-TERM INVESTMENTS (COST
  $27,222,148)...............................     27,222,148

TOTAL INVESTMENTS
  (COST $155,054,649)........................    156,047,122

LIABILITIES IN EXCESS OF
  OTHER ASSETS, NET -- (29.1)%...............    (35,217,139)
                                                ------------

NET ASSETS -- 100.0%.........................   $120,829,983
                                                ============




--------------------------------------------------------------------------------

OTHER INFORMATION

--------------------------------------------------------------------------------

The GE Government Securities Fund had the following long futures contracts open at September 30, 2007



                                       NUMBER      CURRENT       UNREALIZED
                       EXPIRATION        OF        NOTIONAL     APPRECIATION/
DESCRIPTION               DATE       CONTRACTS      VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------

U.S. Treasury
  Notes
  2Yr. Futures       December 2007       60      $12,422,813       $ 2,945
U.S. Treasury
  Notes
  10Yr. Futures      December 2007      113       12,348,781        (2,858)
                                                                   -------
                                                                   $    87
                                                                   =======






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

33



GE U.S. Equity Fund

The GE Short-Term Government Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson* and Chitranjan Sinha*. As lead portfolio manager for the Fund, Mr. Colonna chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 138.

*   Effective September 2007, Mark H. Johnson and Chitranjan Sinha replaced Eric
    H. Gould and Joseph M. Rutigliano as portfolio manager for the Fund.

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Short-Term Government Fund returned 4.95% for Class A shares, 4.23% for Class B shares, 4.08% for Class C shares, and 5.12% for Class Y shares. The Lehman Brothers 1-3-Year Government Bond Index, the Fund's benchmark, returned 5.72% and the Fund's Lipper peer group of 85 Short-Term U.S. Government Funds returned an average of 4.55% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE LAST FISCAL YEAR ENDED SEPTEMBER 30, 2007.

A. Over the past twelve-month period, attention in the fixed income markets fixated on the U.S. housing market and sub-prime lending in particular. In early 2007, an increase in delinquency levels of sub-prime mortgages raised concerns about the housing market and the overall economy in general, which resulted in a flight to quality and a decline in treasury yields in February. Nevertheless, at its August 2007 meeting, the Federal Reserve held its target for fed funds steady at 5.25%, focusing instead on the risks of higher inflation rather than the slowing economic growth. Treasury yields moved higher hitting a peak in mid-June (2-year and 10-year note yields at 5.1% and 5.3% respectively).

A. In August, heavy marked-to-market losses at U.S. and non-U.S. hedge funds that had heavy exposure to sub-prime mortgages shook the global markets, triggering an extensive repricing of risk and seizing up credit markets from commercial papers to high yield bonds. Investors and lenders became unwilling to lend, thereby resulting in a liquidity crisis. Treasury bonds rallied in the ensuing flight to quality and credit spreads widened dramatically. After adding reserves and cutting the discount rate by 50 bps in August to provide liquidity, the Fed reduced its fed funds target by 50 bps to 4.25% and the discount rate by another 50 bps to 5.25% in September. 2-year and 10-year Treasury note yields fell to a low of 3.85% and 4.3% in early September but ended the month higher (4% and 4.6% respectively) after the Feds ease.

     Despite the widening credit spread in August, high yield and emerging market debt sectors led fixed income performance with returns of over 7% for the last fiscal year. Government securities returned approximately 5.6% during the same period, mostly from interest income. High-grade corporate bonds performed the worst during the period returning only 3.9%, while asset-backed securities returned 4.1%

(Daizo Motoyoshi)



     Pictured to the right: Paul M. Colonna


                                                                              34



GE U.S. Equity Fund


     dampened by sub-prime mortgages. Although volatility moved higher, mortgage-backed securities still managed a 5.4% return.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Exposure to mortgage-backed securities (MBS) was the primary driver of Fund performance relative to its benchmark. AAA-rated MBS underperformed short-term government securities by nearly 50 bps during the period. The Fund's exposure to asset-backed securities backed by sub-prime collateral through the Fund's securities lending and mortgage roll programs also negatively impacted Fund performance.


35



GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 01, 2007 -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,024.64                4.06
Class B                     1,000.00              1,021.58                7.10
Class C                     1,000.00              1,020.81                7.85
Class Y                     1,000.00              1,025.92                2.79
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,020.60                4.05
Class B                     1,000.00              1,017.59                7.84
Class C                     1,000.00              1,016.86                7.84
Class Y                     1,000.00              1,021.82                2.79
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 0.80% for Class A, 1.40% for Class B, 1.55% for Class C, and .55% for Class Y, (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 2.46% for Class A shares, 2.16% for Class B shares, 2.08% for Class C shares, and 2.59% for Class Y shares.


                                                                              36



GE Short-Term Government Fund

--------------------------------------------------------------------------------

TWO YEAR TREASURY NOTE
YIELD HISTORY
10/01/06 - 09/30/07

(GRAPH)
 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in U.S. Government securities under normal market conditions.

LIPPER PERFORMANCE COMPARISON

Short term U.S. Government Bond Peer Group

Based on average annual total returns for the periods ended 9/30/07



                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group:            85       74       50

--------------------------------------------

Peer group
average annual
total return:        4.55%    2.36%    4.16%
--------------------------------------------



Lipper categories in peer group: Short term U.S. Government Bond


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                             ENDING
                                           VALUE OF A
                       ONE    FIVE   TEN     $10,000
                       YEAR   YEAR   YEAR  INVESTMENT
                      -----  -----  -----  ----------

GE Short-Term
  Government          4.95%  2.49%  4.35%    15,310
W/load                2.33%  1.97%  4.09%    14,928
LB 1-3 Year
  Government Bond
  Index               5.72%  2.91%  4.77%    15,937




--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)
                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                 ENDING
                                               VALUE OF A
                        ONE     FIVE    TEN      $10,000
                        YEAR    YEAR    YEAR   INVESTMENT
                       -----   -----   -----   ----------

GE Short-Term
  Government           4.23%   1.88%   3.98%     14,777
W/load                 1.23%   1.88%   3.98%
LB 1-3 Year
  Government Bond
  Index                5.72%   2.91%   4.77%     15,937




--------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)
                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                    ENDING
                                                  VALUE OF A
                       ONE     FIVE     SINCE       $10,000
                       YEAR    YEAR   INCEPTION   INVESTMENT
                      -----   -----   ---------   ----------

GE Short-Term
  Government          4.08%   1.72%     3.42%       13,090
W/load                3.08%   1.72%     3.42%
LB 1-3 Year
  Government
  Bond Index          5.72%   2.91%     4.58%       14,310




--------------------------------------------------------------------------------
CLASS Y SHARES

(PERFORMANCE GRAPH)
                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                 ENDING
                                               VALUE OF A
                        ONE     FIVE    TEN      $10,000
                        YEAR    YEAR    YEAR   INVESTMENT
                       -----   -----   -----   ----------

GE Short-Term
  Government           5.12%   2.74%   4.59%     15,658
LB 1-3 Year
  Government Bond
  Index                5.72%   2.91%   4.77%     15,937





                                                            (PERFORMANCE LEGEND)

AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


37



GE SHORT-TERM GOVERNMENT FUND                                 September 30, 2007

SCHEDULE OF INVESTMENTS

GE SHORT-TERM GOVERNMENT FUND

Portfolio Composition as a % of Market Value of $128,168
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                   PRINCIPAL
                                      AMOUNT          VALUE

BONDS AND NOTES -- 96.4%

----------------------------------------------------------------------

U.S. TREASURIES -- 69.9%
U.S. Treasury Notes
  4.38%   12/31/07............   $ 3,770,000   $  3,773,845     (h)
  4.63%   11/30/08 - 10/31/11     51,845,000     52,440,647     (j)
  4.75%   02/15/10............       910,000        925,261     (j)
  4.88%   05/31/08 - 08/15/09     12,270,000     12,371,999    (h,j)
                                                 69,511,752

AGENCY MORTGAGE BACKED -- 13.4%
Federal Home Loan Mortgage
  Corp.
  6.00%   12/01/08 - 11/01/21        658,484        666,826     (h)
  6.50%   05/01/13............        58,778         59,730     (h)
  7.00%   02/01/12 - 04/01/36        275,557        285,416     (h)
  7.50%   01/01/16 - 08/01/30        299,389        313,323     (h)
  8.00%   04/01/23............           658            691     (h)
  8.50%   01/01/09 - 11/01/20        144,401        152,515     (h)
  8.75%   08/01/08............         4,797          4,808     (h)
Federal National Mortgage
  Assoc.
  4.02%   06/01/33............       376,546        378,173    (h,i)
  4.13%   07/01/33............       515,995        517,060    (h,i)
  4.35%   05/01/33............       394,034        397,244    (h,i)
  4.67%   12/01/32............        82,432         84,179    (h,i)
  5.66%   05/01/37............     1,976,661      1,993,140    (h,i)
  6.00%   01/01/12 - 04/01/33        577,124        585,949     (h)
  6.50%   05/01/17 - 05/01/33        605,339        618,618     (h)
  6.94%   06/01/33............        71,160         72,404    (h,i)
  6.98%   06/01/33............        64,512         65,450    (h,i)
  7.00%   03/01/17 - 04/01/36      1,215,817      1,259,041     (h)
  7.02%   07/01/33............        58,707         59,699    (h,i)
  7.50%   06/01/11 - 05/01/34      1,370,492      1,433,173     (h)
  8.00%   03/01/22 - 11/01/33        197,375        204,618     (h)
  8.50%   02/01/18 - 07/01/31        477,840        510,347     (h)
  9.00%   08/01/10 - 03/01/31        604,826        655,093     (h)
  9.50%   09/01/21............        80,082         87,495     (h)
  9.75%   02/01/21............        96,414        107,162     (h)
Government National Mortgage
  Assoc.
  6.00%   06/15/25 - 07/15/35        495,591        499,496     (h)
  6.50%   09/15/16 - 09/15/35      1,435,818      1,469,500     (h)
  7.00%   12/15/18 - 05/15/32        309,414        322,255     (h)
  7.50%   02/15/09 - 01/15/25        341,350        355,096     (h)
  8.00%   07/15/17............       100,925        104,164     (h)
  9.00%   08/15/09 - 12/15/09         73,267         73,772     (h)
  9.50%   12/15/09............         7,384          7,576     (h)
                                                 13,344,013

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.7%
Federal Home Loan Mortgage
  Corp.
  3.25%   07/15/23............       353,654        350,325     (h)
  5.00%   11/15/12............       127,987          2,400    (g,h)
  5.00%   12/15/20 - 11/15/22      1,336,050      1,335,616     (h)
  5.50%   04/15/26 - 12/25/29      2,915,856      2,932,526     (h)
  6.00%   02/15/27............     2,979,724      3,019,077
  6.50%   02/15/14............       698,201         88,005    (g,h)
  8.00%   01/15/34............       203,276        205,184     (h)
Federal National Mortgage
  Assoc
  1.41%   07/25/44............     4,148,179        204,505    (g,h)
  5.00%   08/25/29............       473,666        470,823     (h)
  5.50%   06/25/25............       339,101        339,842     (h)
  6.25%   04/25/33............     1,496,519      1,519,161     (h)
  13.22%  05/25/18............    19,252,452         50,435  (d,g,h,i)
Federal National Mortgage
  Assoc. REMIC
  5.50%   02/25/31............     1,102,723      1,098,157     (h)
                                                 11,616,056

ASSET BACKED -- 0.2%
Security National Asset Sec
  Series Trust (Class A)
  6.36%   12/25/35............       195,025        190,929    (b,h)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
Bank of America Alternative
  Loan Trust (Class 4)
  6.50%   06/25/35............       321,722        325,622     (h)
First Union National Bank
  Commercial Mortgage (Class
  I)
  1.40%   10/15/32............    12,256,719        367,316  (b,g,h,i)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              38



GE SHORT-TERM GOVERNMENT FUND                                 September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT          VALUE

LB Commercial Conduit Mortgage
  Trust (Class B)
  6.36%   10/15/35............   $   500,000   $    503,835     (h)
                                                  1,196,773
TOTAL BONDS AND NOTES
  (COST $95,928,805)..........                   95,859,523

----------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 16.5%
----------------------------------------------------------------------

ASSET BACKED -- 10.9%
Bear Stearns Asset Backed
  Securities Inc.
  5.35%   11/25/35............     2,336,000      2,290,977     (i)
Countrywide Asset-Backed
  Certificates
  5.24%   06/25/35............       571,599        565,310     (i)
Discover Card Master Trust I
  (Class A)
  5.77%   05/15/11............       500,000        498,905     (i)
GSAMP Trust
  5.24%   05/25/36............       935,933        856,379    (b,i)
  5.28%   12/25/35............       500,000        494,634     (i)
Nissan Auto Lease Trust
  5.82%   02/15/13............     1,000,000        992,500     (i)
Providian Master Note Trust
  (Class A)
  5.78%   01/15/13............     2,000,000      1,995,000    (b,i)
Residential Asset Securities
  Corp.
  5.38%   01/25/36............     2,000,000      1,970,313     (i)
Residential Asset Securities
  Corp. (Class A)
  5.77%   11/25/33............       132,244        130,822     (i)
Superior Wholesale Inventory
  Financing Trust (Class A)
  5.93%   06/15/10............     1,000,000        986,681     (i)
                                                 10,781,521

CORPORATE NOTES -- 1.9%
Countrywide Financial Corp.
  5.66%   09/02/08............     2,000,000      1,930,562     (i)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.7%
Banc of America Large Loan
  5.96%   03/15/22............       500,000        497,576    (b,i)
Crusade Global Trust (Class A)
  5.84%   09/18/34............       185,734        186,118     (i)
JP Morgan Alternative Loan
  Trust
  5.19%   08/25/36............       641,995        641,564     (i)
Nomura Asset Acceptance Corp.
  5.26%   03/25/37............       898,437        896,464     (i)
Residential Accredit Loans,
  Inc.
  5.31%   07/25/36............     1,379,370      1,299,030     (i)
  5.43%   03/25/34............       126,043        125,484     (i)
                                                  3,646,236
TOTAL SECURITIES PURCHASED
  WITH COLLATERAL FROM
  SECURITIES ON LOAN
  (COST $16,710,627)..........                   16,358,319

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $112,639,432).........                  112,217,842

SHORT-TERM INVESTMENTS -- 16.0%
----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.2%
FEDERAL AGENCIES
Federal Home Loan Bank
  Discount Notes
  4.50%   10/01/07............     2,220,000      2,220,000     (d)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON
  LOAN -- 13.8%

FEDERAL AGENCIES
Federal Home Loan Bank
  Discount Notes
  4.50%   10/01/07............    13,730,000     13,730,000     (d)

TOTAL SHORT-TERM INVESTMENTS
  (COST $15,950,000)..........                   15,950,000

TOTAL INVESTMENTS
  (COST $128,589,432).........                  128,167,842

LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (28.9)%......                  (28,760,716)
                                               ------------

NET ASSETS -- 100.0%..........                 $ 99,407,126
                                               ============






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

39



GE U.S. Equity Fund

Q&A


The GE Tax-Exempt Fund is managed by Michael J. Caufield. See portfolio managers' biographical information beginning on page 138.

Q. HOW DID THE GE TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007 the GE Tax-Exempt Fund returned 2.11% for Class A shares, 1.35% for Class B shares, 1.44% for
Class C shares and 2.43% for Class Y shares. The Lehman Brothers 10 year
     Municipal Bond Index, the Fund's benchmark, returned 3.45% and the Lipper peer group of 158 Intermediate Municipal Bond Funds returned an average of 2.53% for the same period.

Q.   WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. While the supply/demand dynamic in the municipal bond market was the overriding factor in the markets' performance late into 2006, market returns over the last nine months have been driven primarily by a steepening yield curve, rising interest rates, record new issue supply and a dramatic widening of credit spreads. A global liquidity crisis related to the sub-prime mortgage market seeped into the municipal market in July and was exacerbated through mid-August creating near illiquid conditions before recovering by the end of September. Credit spreads especially in sub-A rated credits did not fully recover and closed the fiscal year at three-year highs.

     The Fund's portfolio structure, emphasizing maximization of income, consisted of a shorter duration and higher coupon bonds, which contributed a degree of stability as volatility increased significantly throughout 2007. The strength of intermediate sector returns however, clearly benefited from a steeper yield curve and Index returns were enhanced given a 53% weighting. The Fund, with a more diverse curve distribution and only 20% invested in the longer intermediate sector, failed to keep pace with the Index over the last quarter and the variance widened. Rather than pursuing a total return strategy, generating taxable income through high turnover, the Fund continued to be driven by adherence to a tax-exempt income strategy, which has consistently provided a steady, reliable income stream.

Q. WHAT HAPPENED IN THE U.S. ECONOMY DURING THE LAST FISCAL YEAR ENDED SEPTEMBER 30, 2007 AND HOW WAS THE PORTFOLIO POSITIONED WITH RESPECT TO SUCH ECONOMIC CONDITIONS?

A. An element of uncertainty had contributed to a volatile interest rate environment over the last twelve months. Mixed economic signals driven by a stable employment sector on one hand and inflationary concerns fueled by rising commodity and energy prices as well a slowdown in the housing sector, injected a significant degree of speculation into the market. Over the last fiscal year, these trends had contributed to a steeper municipal curve, widened credit spreads and have led to a gradual reversal of the low absolute interest rate environment that has been prevalent over the last few years. The 10-year area of the yield curve benefited significantly from a spread differential, which moved from 71 basis points to 103 basis points over the last seven months. As a result, ten-year maturities were the best

(Michael J. Caufield)



    Pictured to the right: Michael J. Caufield


                                                                              40



GE U.S. Equity Fund


     performing curve segment during the twelve-months ending September 30th, 2007. The Fund's curve overweight in five to seven years and shorter duration were key performance variables. While high credit quality and a strong income component were also notable return contributors, the longer duration and exposure weighting of the Lehman Brothers 10 year Index provided superior total return characteristics.


41



GE Tax-Exempt Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 1, 2007 - SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,008.71                4.36
Class B                     1,000.00              1,005.82                8.15
Class C                     1,000.00              1,005.82                8.12
Class Y                     1,000.00              1,010.82                3.10
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,020.50                4.40
Class B                     1,000.00              1,016.77                8.23
Class C                     1,000.00              1,016.80                8.20
Class Y                     1,000.00              1,021.73                3.13
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, and .62% for Class Y, (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 0.87% for Class A shares, 0.58% for Class B shares, 0.58% for Class C shares, and 1.08% for Class Y shares.


                                                                              42



GE U.S. Equity Fund

--------------------------------------------------------------------------------
QUALITY RATINGS
AS OF SEPTEMBER 30, 2007
as a % of Market Value



--------------------------------
                           PER-
                           CENT-
                          AGE OF
MOODY'S/S&P/              MARKET
FITCH RATING*              VALUE
-------------             ------

Aaa/AAA                    76.07%
Aa/AA                      10.95%
A/A                         7.25%
Below A                     5.73%

--------------------------------

                           100.-
                              00%
--------------------------------



* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

 INVESTMENT PROFILE

 A mutual fund designed for investors who seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal obligations.

LIPPER PERFORMANCE COMPARISON
Intermediate Municipal Debt Peer Group

Based on average annual total returns for the periods ended 9/30/07



                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group:           158      111       74

--------------------------------------------

Peer group
average annual
total return:        2.53%    2.79%    4.23%
--------------------------------------------



Lipper categories in peer group:  Intermediate Municipal Debt


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                               ENDING
                                             VALUE OF A
                       ONE      FIVE   TEN     $10,000
                       YEAR     YEAR   YEAR  INVESTMENT
                      -----    -----  -----  ----------

GE Tax-Exempt          2.11%   2.46%  4.00%    14,797
W/load                (2.23)%  1.58%  3.55%    14,169
LB 10-Year Muni
  Index                3.45%   3.85%  5.30%    16,763




--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                   ENDING
                                                 VALUE OF A
                         ONE      FIVE    TEN      $10,000
                         YEAR     YEAR    YEAR   INVESTMENT
                        -----    -----   -----   ----------

GE Tax-Exempt            1.35%   1.70%   3.42%     14,001
W/load                  (1.59)%  1.70%   3.42%
LB 10-Year Muni Index    3.45%   3.85%   5.30%     16,763





--------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                    ENDING
                                                  VALUE OF A
                       ONE     FIVE     SINCE       $10,000
                       YEAR    YEAR   INCEPTION   INVESTMENT
                      -----   -----   ---------   ----------

GE Tax-Exempt         1.44%   1.72%     3.69%       13,366
W/load                0.44%   1.72%     3.69%
LB 10-Year Muni
  Index               3.45%   3.85%     5.61%       15,476




--------------------------------------------------------------------------------
CLASS Y SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                 ENDING
                                               VALUE OF A
                        ONE     FIVE    TEN      $10,000
                        YEAR    YEAR    YEAR   INVESTMENT
                       -----   -----   -----   ----------

GE Tax-Exempt          2.43%   3.52%   4.76%     15,922
LB 10-Year Muni
  Index                3.45%   3.85%   5.30%     16,763



                                                            (PERFORMANCE LEGEND)



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


43



GE TAX-EXEMPT FUND                                            September 30, 2007

SCHEDULE OF INVESTMENTS

GE TAX-EXEMPT FUND

Portfolio Composition as a % of Market Value of $32,857
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                    PRINCIPAL
                                       AMOUNT        VALUE


MUNICIPAL BONDS AND NOTES -- 100.8%

-----------------------------------------------------------------

ARIZONA -- 1.8%
Maricopa County Stadium District
  (AMBAC Insured)
  5.38%   06/01/16...............  $  500,000  $   536,290   (o)

ARKANSAS -- 1.2%
Arkansas Housing Development
  Agency
  8.38%   07/01/11...............     315,000      366,802   (m)

CALIFORNIA -- 6.4%
City of San Diego CA
  8.88%   02/01/11...............     140,000      152,669   (m)
Los Angeles Department of Water &
  Power (Series A) (AMBAC
  Insured)
  5.00%   07/01/37...............   1,000,000    1,038,090   (o)
Sacramento Municipal Utility
  District
  6.80%   10/01/19...............      53,000       61,665   (m)
  9.00%   04/01/13...............     600,000      692,448   (m)
                                                 1,944,872

COLORADO -- 1.0%
City of Colorado Springs
  8.50%   11/15/11...............      70,000       78,008   (m)
Denver City & County CO
  7.00%   08/01/10...............     210,000      223,070   (m)
                                                   301,078

CONNECTICUT -- 10.0%
City of New Haven CT (AMBAC
  Insured)
  5.38%   12/01/12...............   1,000,000    1,084,790   (o)
Connecticut State Health &
  Educational Facility Authority
  7.00%   07/01/12...............     330,000      356,565   (m)
South Central Regional Water
  Authority Water System Revenue
  (Series A) (MBIA Insured)
  5.00%   08/01/26...............   1,500,000    1,582,680   (o)
                                                 3,024,035

FLORIDA -- 8.5%
City of Gainesville FL
  8.13%   10/01/14...............     160,000      181,282   (m)
County of Sarasota FL (Series A)
  (FGIC Insured)
  5.00%   10/01/24...............     500,000      521,605   (o)
Jacksonville Health Facilities
  Authority
  11.50%  10/01/12...............     200,000      270,986   (m)
North Broward Hospital District
  5.25%   01/15/12...............     740,000      772,308
Seminole Indian Tribe of Florida
  (Series A)
  5.50%   10/01/24...............     500,000      511,000   (b)
State of Florida
  10.00%  07/01/14...............     235,000      297,879   (m)
                                                 2,555,060

GEORGIA -- 3.4%
Columbus Medical Center
  Hospital Authority
  7.75%   07/01/10...............     140,000      149,633   (m)
Metropolitan Atlanta Rapid
  Transit Authority
  7.00%   07/01/11...............     435,000      475,351   (m)
Private Colleges & Universities
  Authority (Series A)
  6.00%   06/01/11...............     390,000      402,968
                                                 1,027,952

HAWAII -- 1.9%
State of Hawaii (FSA Insured)
  5.75%   02/01/14...............     500,000      558,430   (o)

ILLINOIS -- 1.7%
Chicago Metropolitan Water
  Reclamation District-Greater
  Chicago (Series D)
  5.00%   12/01/10...............     500,000      521,840


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              44



GE TAX EXEMPT FUND                                            September 30, 2007

SCHEDULE OF INVESTMENTS




                                    PRINCIPAL
                                       AMOUNT        VALUE


INDIANA -- 3.1%
Indiana Toll Road Commission
  9.00%   01/01/15...............  $  580,000  $   726,491   (m)
Purdue University (Series P)
  5.25%   07/01/11...............     200,000      211,672
                                                   938,163

IOWA -- 2.1%
Muscatine IA
  9.70%   01/01/13...............     560,000      636,160   (m)

MAINE -- 1.8%
University of Maine (FSA Insured)
  5.38%   03/01/12...............     500,000      537,790   (o)

MARYLAND -- 3.5%
County of Prince Georges MD
  (FSA Insured)
  5.50%   05/15/12...............     500,000      541,830   (o)
Maryland Health & Higher
  Educational
  Facilities Authority
  5.00%   07/01/36...............     500,000      500,490
                                                 1,042,320

MASSACHUSETTS -- 2.6%
Commonwealth of Massachusetts
  (Series A) (FSA Insured)
  5.25%   12/15/12...............     500,000      540,975   (o)
Massachusetts State Port
  Authority
  13.00%  07/01/13...............     200,000      258,666   (m)
                                                   799,641

MICHIGAN -- 2.4%
Detroit MI (Series A) (FSA
  Insured)
  5.25%   07/01/22...............     500,000      552,915   (o)
Michigan State Hospital Finance
  Authority
  9.00%   05/01/08...............     175,000      180,101   (m)
                                                   733,016

MINNESOTA -- 0.4%
Western Minnesota Municipal
  Power Agency
  6.63%   01/01/16...............     100,000      114,930   (m)

MISSISSIPPI -- 1.8%
State of Mississippi
  5.50%   09/01/14...............     500,000      554,590

NEW JERSEY -- 6.9%
Atlantic County Improvement
  Authority
  (MBIA Insured)
  7.40%   07/01/16...............     175,000      209,575  (m,o)
Atlantic County Improvement
  Authority (Series A) (AMBAC
  Insured)
  7.40%   03/01/12...............     280,000      303,447  (m,o)
New Jersey Economic Development
  Authority (Series U) (AMBAC
  Insured)
  5.00%   09/01/37...............     200,000      208,660   (o)
New Jersey St. Transit
  Corporation
  (AMBAC Insured)
  5.50%   09/15/11...............     500,000      533,555   (o)
New Jersey State Turnpike
  Authority
  (AMBAC Insured)
  6.50%   01/01/16...............      40,000       45,892   (o)
  6.50%   01/01/16...............     210,000      242,113  (m,o)
New Jersey Transportation Trust
  Fund Authority (Series C) (FSA
  Insured)
  5.75%   12/15/12...............     500,000      550,285   (o)
                                                 2,093,527

NEW YORK -- 3.6%
Erie County Water Authority
  (Series A)
  (AMBAC Insured)
  6.00%   12/01/08...............     260,000      263,752  (m,o)
New York State Dormitory
  Authority
  7.38%   07/01/16...............     580,000      683,437   (m)
New York State Dormitory
  Authority (Series B)
  7.50%   05/15/11...............      65,000       71,266
  7.50%   05/15/11...............      55,000       59,316   (n)
                                                 1,077,771

NORTH CAROLINA -- 2.7%
City of Greensboro
  5.25%   06/01/23...............     500,000      557,675
North Carolina Municipal Power
  Agency No 1 Catawba
  10.50%  01/01/10...............     250,000      270,690   (m)
                                                   828,365

OHIO -- 0.7%
Ohio State Water Development
  Authority (Series I) (AMBAC
  Insured)
  7.00%   12/01/09...............     200,000      206,854  (m,o)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

45



GE TAX EXEMPT FUND                                            September 30, 2007

SCHEDULE OF INVESTMENTS




                                    PRINCIPAL
                                       AMOUNT        VALUE


PENNSYLVANIA -- 9.7%
Allegheny County Hospital
  Development Authority
  5.00%   11/15/28...............  $  500,000  $   469,255
  7.38%   07/01/12...............     315,000      343,945   (m)
City of Philadelphia (MBIA
  Insured)
  6.25%   08/01/12...............     250,000      279,005   (o)
City of Philadelphia (Series B)
  (MBIA Insured)
  7.00%   05/15/20...............     380,000      451,729  (m,o)
Delaware River Port Authority PA
  & NJ
  6.50%   01/15/11...............     150,000      157,818   (m)
Philadelphia Authority for
  Industrial Development
  5.25%   09/01/36...............     500,000      500,155
Pittsburgh Urban Redevelopment
  Authority (FGIC Insured)
  7.25%   09/01/14...............     635,000      717,652  (m,o)
                                                 2,919,559

PUERTO RICO -- 0.8%
Puerto Rico Aqueduct & Sewer
  Authority
  10.25%  07/01/09...............     225,000      239,987   (m)

SOUTH CAROLINA -- 7.2%
Charleston Educational Excellence
  Finance Corp.
  5.25%   12/01/27...............   1,000,000    1,046,930
Grand Strand Water & Sewer
  Authority
  (FSA Insured)
  5.38%   06/01/13...............     500,000      536,955   (o)
Lexington County SC
  5.00%   11/01/32...............     590,000      585,799
                                                 2,169,684

TEXAS -- 5.5%
Texas Municipal Gas Acquisition &

  Supply Corp. II
  4.18%   09/15/17...............   1,680,000    1,654,800   (i)

VIRGINIA -- 1.0%
Virginia Housing Development
  Authority (Series D)
  4.45%   07/01/11...............     295,000      303,475

WISCONSIN -- 9.1%
State of Wisconsin (Series A)
  (FGIC Insured)
  5.25%   07/01/16...............   1,500,000    1,642,980  (n,o)
State of Wisconsin (Series A)
  6.60%   07/01/11...............     525,000      573,993   (m)
Wisconsin State Health &
  Educational
  Facilities Authority
  5.50%   08/15/14...............     500,000      523,795
                                                 2,740,768
TOTAL INVESTMENT IN SECURITIES
  (COST $29,942,090).........................   30,427,759


                                       NUMBER
                                    OF SHARES        VALUE

-----------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 8.0%
-----------------------------------------------------------------
GEI Short Term Investment Fund
  5.43%
  (COST $2,429,457)..............   2,429,457  $ 2,429,457  (d,l)
TOTAL INVESTMENTS
  (COST $32,371,547).............               32,857,216

LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (8.8)%..........               (2,676,062)
                                               -----------

NET ASSETS -- 100.0%.............              $30,181,154
                                               ===========






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              46



GE Fixed Income Fund

Q&A


The GE Fixed Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Mark Delaney, William M. Healey, Mark H. Johnson* James F. Palmieri and Vita Marie Pike. The team is lead by Mr. Colonna who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers' biographical information beginning on page 138.

* Effective September 2007, Mark H. Johnson replaced Eric H. Gould as one of the portfolio managers for the Fund.

Q. HOW DID THE GE FIXED INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Fixed Income Fund returned 4.77% for Class A shares, 3.99% for Class B shares, 3.99% for
Class C shares and 5.03% for Class Y shares. The Lehman Brothers Aggregate
     Bond Index, the Fund's benchmark, returned 5.14% and the Fund's Lipper peer group of 527 Intermediate Investment Grade Debt Funds returned an average of 4.14% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE LAST FISCAL YEAR ENDED SEPTEMBER 30, 2007

A. Over the past twelve-month period, attention in the fixed income markets fixated on the U.S. housing market and sub-prime lending in particular. In early 2007, an increase in delinquency levels of sub-prime mortgages raised concerns about the housing market and the overall economy in general, which resulted in a flight to quality and a decline in treasury yields in February. Nevertheless, at its August 2007 meeting, the Federal Reserve held its target for fed funds steady at 5.25%, focusing instead on the risks of higher inflation rather than the slowing economic growth. Treasury yields moved higher hitting a peak in mid-June (2-year and 10-year note yields at 5.1% and 5.3% respectively).

     In August, heavy marked-to-market losses at U.S. and non-U.S. hedge funds that had heavy exposure to sub-prime mortgages shook the global markets, triggering an extensive repricing of risk and seizing up credit markets from commercial papers to high yield bonds. Investors and lenders became unwilling to lend, thereby resulting in a liquidity crisis. Treasury bonds rallied in the ensuing flight to quality and credit spreads widened dramatically. After adding reserves and cutting the discount rate by 50 bps in August to provide liquidity, the Fed reduced its fed funds target by 50 bps to 4.25% and the discount rate by another 50 bps to 5.25% in September. 2-year and 10-year Treasury note yields fell to a low of 3.85% and 4.3% in early September but ended the month higher (4% and 4.6% respectively) after the Feds ease.

     Despite the widening credit spread in August, high yield and emerging market debt sectors led fixed income performance with returns of over 7% for the last fiscal year. Government securities returned approximately 5.6% during the same period, mostly from interest income. High-grade corporate bonds performed the worst during the period returning only 3.9%, while asset-backed

(Paul M. Colonna)



Pictured to the right:
Paul M. Colonna


                                                                              47



GE U.S. Equity Fund


     securities returned 4.1% dampened by sub-prime mortgages. Although volatility moved higher, mortgage-backed securities still managed a 5.4% return.

Q.   WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Allocations to both high yield and emerging market debt contributed positively to Fund performance over the last twelve months. Relative weightings in high-grade sectors (mortgage-backed securities, asset-backed securities (ABS) and corporate and government bond) had a marginal impact to performance, while duration and yield curve positioning added slightly. The Fund's exposure to asset ABS securities backed by sub-prime collateral through the Fund's securities lending and mortgage roll programs negatively impacted Fund performance.


48



GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.






APRIL 01, 2007 - SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL FUND RETURN**

--------------------------------------------------------------------------------
Class A                     1,000.00              1,015.68                4.08
Class B                     1,000.00              1,012.74                7.84
Class C                     1,000.00              1,012.76                7.84
Class Y                     1,000.00              1,016.95                2.82
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     1,000.00              1,020.79                4.10
Class B                     1,000.00              1,017.10                7.89
Class C                     1,000.00              1,017.10                7.89
Class Y                     1,000.00              1,022.02                2.84
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 0.81% for Class A, 1.56% for Class B, 1.56% for Class C, and 0.56% for Class Y, (from period April 01, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for six-month period ended September 30, 2007 was as follows: 1.57% for Class A shares, 1.27% for Class B shares, 1.28% for Class C shares, and 1.70% for Class Y shares.


                                                                              49



GE Fixed Income Fund

--------------------------------------------------------------------------------
QUALITY RATINGS
AS OF SEPTEMBER 30, 2007
as a % of Market Value




                           PER-
                           CENT-
                          AGE OF
MOODY'S/S&P/              MARKET
FITCH RATING*              VALUE
-------------             ------

Aaa/AAA                    79.00%
Aa/AA                       5.24%
A/A                         3.49%
Baa/BBB                     4.99%
Ba BB and lower             7.28%

--------------------------------

                           100.-
                              00%



* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

 INVESTMENT PROFILE
 A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

LIPPER PERFORMANCE COMPARISON
Intermediate Investment Grade Debt Peer Group

Based on average annual total returns for the periods ended 9/30/07



                      ONE     FIVE      TEN
                     YEAR     YEAR     YEAR
                    ------   ------   ------

Number of
Funds in
peer group:           527      396      181

--------------------------------------------

Peer group
average annual
total return:        4.14%    3.87%     5.2%
--------------------------------------------



Lipper categories in peer group: Intermediate Investment Grade Debt


CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS A SHARES
(PERFORMANCE GRAPH)       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
                          SEPTEMBER 30, 2007



                                              ENDING
                                            VALUE OF A
                        ONE    FIVE   TEN     $10,000
                        YEAR   YEAR   YEAR  INVESTMENT
                       -----  -----  -----  ----------

GE Fixed Income        4.77%  3.51%  5.14%    16,514
W/load                 0.31%  2.61%  4.69%    15,812
LB Aggregate
  Bond Index           5.14%  4.13%  5.97%    17,854




--------------------------------------------------------------------------------

CLASS B SHARES

(PERFORMANCE GRAPH)
                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                         ONE     FIVE    TEN      $10,000
                         YEAR    YEAR    YEAR   INVESTMENT
                        -----   -----   -----   ----------

GE Fixed Income         3.99%   2.75%   4.67%     15,788
W/load                  1.01%   2.75%   4.67%
LB Aggregate
  Bond Index            5.14%   4.13%   5.97%     17,854





--------------------------------------------------------------------------------
CLASS C SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                     ENDING
                                                   VALUE OF A
                        ONE     FIVE     SINCE       $10,000
                        YEAR    YEAR   INCEPTION   INVESTMENT
                       -----   -----   ---------   ----------

GE Fixed Income        3.99%   2.75%     4.59%       14,316
W/load                 2.99%   2.75%     4.59%
LB Aggregate Bond
  Index                5.14%   4.13%     6.11%       16,070




--------------------------------------------------------------------------------
CLASS Y SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2007



                                                  ENDING
                                                VALUE OF A
                         ONE     FIVE    TEN      $10,000
                         YEAR    YEAR    YEAR   INVESTMENT
                        -----   -----   -----   ----------

GE Fixed Income         5.03%   3.78%   5.42%     16,946
LB Aggregate
  Bond Index            5.14%   4.13%   5.97%     17,854



                                                            (PERFORMANCE LEGEND)

AN INVESTMENT IN THE GE FIXED INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

    * Moody's Investors Services Inc., Standard & Poor's and Fitch are nationally recognized statistical rating organizations.
   ** Less than 0.01%

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


50



GE FIXED INCOME FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS

GE FIXED INCOME FUND

Portfolio Composition as a % of Market Value of $191,683
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                   PRINCIPAL
                                      AMOUNT         VALUE

BONDS AND NOTES -- 100.4%

-----------------------------------------------------------------------

U.S. TREASURIES -- 18.7%
U.S. Treasury Bonds
  4.50%     02/15/36...........  $   165,000  $    156,468      (j)
  4.75%     02/15/37...........    6,112,000     6,031,505      (j)
U.S. Treasury Notes
  4.50%     11/15/10 - 05/15/17    2,257,000     2,245,347      (j)
  4.63%     02/15/17...........    7,801,000     7,838,366      (j)
  4.88%     06/30/12...........    9,283,000     9,540,511      (j)
                                                25,812,197

FEDERAL AGENCIES -- 4.2%
Federal Home Loan Mortgage
  Corp.
  4.75%     03/05/12...........    2,325,000     2,336,629      (j)
  4.88%     02/09/10...........    2,280,000     2,303,792      (j)
  5.00%     02/16/17...........    1,165,000     1,166,084      (j)
                                                 5,806,505

AGENCY MORTGAGE BACKED -- 30.5%
Federal Home Loan Mortgage
  Corp.
  4.50%     06/01/33 - 02/01/35      345,676       321,177      (h)
  5.00%     07/01/35 - 10/01/35      551,860       527,220      (h)
  5.50%     05/01/20...........       79,105        78,866      (h)
  6.00%     04/01/17 - 11/01/36    1,064,337     1,070,816      (h)
  6.50%     01/01/27 - 08/01/36      685,853       699,976      (h)
  7.00%     10/01/16 - 08/01/36      217,731       225,541      (h)
  7.50%     01/01/08 - 09/01/33       60,005        62,636      (h)
  8.00%     11/01/30...........       22,346        23,662      (h)
  8.50%     04/01/30 - 05/01/30       43,274        46,370      (h)
  9.00%     12/01/16...........       11,706        12,538      (h)
  9.50%     04/01/21...........        1,062         1,152      (h)
Federal National Mortgage
  Assoc.
  4.00%     05/01/19 - 06/01/19      339,496       319,652      (h)
  4.50%     05/01/18 - 02/01/35    1,623,311     1,556,499      (h)
  5.00%     06/01/20 - 10/01/35    1,375,866     1,323,203      (h)
  5.00%     07/01/35...........      589,121       591,838     (h,i)
  5.10%     08/01/35...........      382,820       382,474     (h,i)
  5.27%     04/01/37...........      159,082       158,980      (i)
  5.44%     04/01/37...........       14,730        14,799      (i)
  5.50%     03/01/14 - 07/01/37    1,106,932     1,101,484      (h)
  5.53%     04/01/37...........      202,049       203,262      (i)
  5.59%     04/01/37...........      176,683       178,044      (i)
  5.60%     04/01/37...........      187,651       189,144      (i)
  5.62%     03/01/37...........       12,585        12,687      (i)
  5.63%     06/01/37...........      262,567       264,482      (i)
  5.66%     05/01/37...........      103,775       104,640      (i)
  5.68%     04/01/37...........      131,488       132,670      (i)
  5.70%     04/01/37...........      250,206       252,588      (i)
  5.71%     04/01/37...........      273,711       276,373      (i)
  5.85%     06/01/37...........      326,883       330,531      (i)
  6.00%     09/01/14 - 07/01/35    1,971,195     1,979,416      (h)
  6.04%     10/01/37...........      221,350       223,563      (i)
  6.50%     08/01/17 - 08/01/36    2,893,723     2,955,024      (h)
  7.00%     08/01/13 - 06/01/36      837,111       868,602      (h)
  7.50%     12/01/09 - 03/01/34      268,816       281,373      (h)
  8.00%     12/01/12 - 11/01/33      107,527       113,354      (h)
  8.50%     05/01/31...........        7,382         7,926      (h)
  9.00%     06/01/09 - 12/01/22       69,666        73,002      (h)
  5.00%     TBA................    6,926,000     6,605,672      (c)
  5.50%     TBA................    8,108,000     7,940,260      (c)
  6.00%     TBA................    7,214,000     7,252,337      (c)
  6.50%     TBA................      996,000     1,014,052      (c)
Government National Mortgage
  Assoc.
  4.50%     08/15/33 - 09/15/34      648,863       612,435      (h)
  6.00%     04/15/27 - 09/15/36      322,555       325,111      (h)
  6.50%     04/15/19 - 08/15/36      682,037       698,404      (h)
  7.00%     03/15/12 - 10/15/36      294,045       304,458      (h)
  7.50%     01/15/23 - 10/15/33       91,842        95,926      (h)
  8.00%     12/15/29 - 02/15/30        2,154         2,300      (h)
  9.00%     11/15/16 - 12/15/21       82,897        89,099      (h)
  5.50%     TBA................      280,000       276,063      (c)
                                                42,181,681

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.7%
Collateralized Mortgage
  Obligation Trust (Class B)
  5.15%     11/01/18...........        5,159         4,498    (d,f,h)
Federal Home Loan Mortgage
  Corp.
  1.40%     12/15/30...........    1,083,038        58,890    (g,h,i)
  1.45%     09/15/36...........      498,821        46,531     (g,i)
  1.52%     04/25/37...........      413,339        25,150     (g,i)
  1.80%     10/15/18...........      481,350        29,485   (d,g,h,i)
  2.03%     09/15/36...........      503,109        50,783    (g,h,i)
  3.50%     12/15/33...........      148,420       106,226     (h,i)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              51



GE FIXED INCOME FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

  4.30%     06/15/33...........  $   370,486  $    361,477     (h,i)
  4.50%     04/15/13 - 03/15/19      766,947        69,209     (g,h)
  5.00%     12/15/13 - 08/01/35    3,997,830       748,647     (g,h)
  5.50%     04/15/26...........      489,926       493,249
  5.50%     04/15/17 - 06/15/33      539,234       107,509     (g,h)
  7.15%     04/15/37...........      533,967        33,791    (d,g,i)
  7.50%     01/15/16...........       39,376        40,756      (h)
  7.50%     07/15/27...........        4,009           779     (g,h)
  8.00%     04/15/20...........        1,812         1,812      (h)
  8.00%     02/01/23 - 07/01/24       11,053         2,869     (g,h)
  11.00%    05/15/37...........      724,210        45,449    (d,g,i)
  23.96%    09/25/43...........    1,691,858        18,197   (d,g,h,i)
Federal Home Loan Mortgage
  STRIPS
  6.45%     08/01/27...........        2,498         1,998    (d,f,h)
Federal National Mortgage
  Assoc.
  1.19%     12/25/42...........      404,491        11,250    (g,h,i)
  1.32%     05/25/37 - 06/25/37    6,167,929       375,517     (g,i)
  1.64%     03/25/37...........      419,374        23,439     (g,i)
  1.70%     08/25/36...........    1,141,086        90,752    (g,h,i)
  1.87%     10/25/29...........      411,671        24,898    (g,h,i)
  1.97%     12/25/30...........      495,598        25,745    (g,h,i)
  2.07%     06/25/36 - 02/25/37    3,804,118       265,269    (g,h,i)
  2.07%     08/25/36 - 07/25/37    1,498,089       129,176     (g,i)
  2.47%     09/25/42...........      948,075        54,811    (g,h,i)
  2.52%     04/25/17 - 10/25/17      831,185        54,180    (g,h,i)
  2.57%     08/25/16...........      238,768        11,342    (g,h,i)
  2.97%     06/25/42...........      341,211        22,015    (g,h,i)
  4.00%     02/25/28...........       21,596        21,340      (h)
  4.50%     05/25/18...........      144,657        12,522     (g,h)
  4.75%     11/25/14...........       78,441         3,991     (g,h)
  5.00%     08/25/17 - 02/25/32      184,498        18,643     (g,h)
  5.50%     03/25/29 - 01/25/33      567,554       559,922
  8.00%     07/25/14...........       76,860        77,748      (h)
Federal National Mortgage
  Assoc. (Class 2)
  5.50%     12/01/33 - 05/25/37       96,450        24,695      (g)
Federal National Mortgage
  Assoc. (Class S)
  1.97%     02/25/31...........      387,838        19,914    (g,h,i)
Federal National Mortgage
  Assoc. REMIC
  2.07%     01/25/37...........    1,356,467       100,894    (g,h,i)
  4.50%     11/25/13...........      161,242         5,400     (g,h)
  5.00%     10/25/22...........      161,282        26,209     (g,h)
  5.32%     03/25/31...........      376,865       369,763     (h,i)
Federal National Mortgage
  Assoc. REMIC (Class B)
  4.82%     12/25/22...........        3,884         3,336    (d,f,h)
Federal National Mortgage
  Assoc. REMIC (Class J)
  1080.91%  03/25/22...........            5            31     (g,h)
Federal National Mortgage
  Assoc. REMIC (Class K)
  1008.00%  05/25/22...........           18           477     (g,h)
Federal National Mortgage
  Assoc. STRIPS (Class 1)
  5.30%     11/01/34...........      442,464       320,371    (d,f,h)
Federal National Mortgage
  Assoc. STRIPS (Class 2)
  5.00%     08/01/34...........      786,631       206,859      (g)
  7.50%     11/01/23...........       40,149        10,909     (g,h)
  8.00%     08/01/23 - 07/01/24       23,355         5,943     (g,h)
  8.50%     03/01/17 - 07/25/22       12,167         2,626     (g,h)
  9.00%     05/25/22...........        3,963         1,036     (g,h)
                                                 5,128,328

ASSET BACKED -- 3.5%
Accredited Mortgage Loan Trust
  (Class A)
  5.43%     07/25/34...........      179,016       174,412     (h,i)
Bear Stearns Asset Backed
  Securities Inc. (Class A)
  5.50%     01/25/34...........       36,593        34,882     (h,i)
Capital One Master Trust (Class
  C)
  6.70%     06/15/11...........      274,000       275,833     (b,h)
Carmax Auto Owner Trust
  4.35%     03/15/10...........      173,000       171,698      (h)
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  5.63%     03/25/32...........       39,515        39,075     (h,i)
  5.75%     05/25/32...........       43,440        37,710      (h)
Citibank Credit Card Issuance
  Trust
  4.45%     04/07/10...........      229,000       227,929      (h)
CNH Equipment Trust (Class A)
  5.91%     12/15/10...........      192,037       191,921    (b,h,i)
Countrywide Asset-Backed
  Certificates (Class A)
  5.40%     05/25/36...........       77,215        77,106     (h,i)
  5.69%     08/25/32...........       25,448        25,108     (h,i)
Discover Card Master Trust I
  (Class A)
  5.77%     05/15/11...........    1,000,000       997,811     (h,i)
  5.78%     04/17/12...........    1,000,000       996,829     (h,i)
Honda Auto Receivables Owner
  Trust (Class A)
  4.15%     10/15/10...........      190,412       188,860      (h)
Mid-State Trust
  7.54%     07/01/35...........       14,692        15,761      (h)
Peco Energy Transition Trust
  6.52%     12/31/10...........      181,000       189,215      (h)
Residential Asset Mortgage
  Products, Inc.
  5.37%     03/25/34...........        7,445         7,413     (h,i)
Residential Asset Securities
  Corp.
  5.63%     07/25/32...........       11,441        11,212     (h,i)
Residential Asset Securities
  Corp. (Class A)
  4.16%     07/25/30...........       47,402        46,766     (h,i)
  5.71%     06/25/33...........       45,438        44,786     (h,i)
Swift Master Auto Receivables
  Trust (Class A)
  5.85%     06/15/12...........    1,000,000     1,000,000     (h,i)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

52



GE FIXED INCOME FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

Wachovia Asset Securitization
  Inc. (Class A)
  5.35%     06/25/34...........  $    86,380  $     85,199     (h,i)
Wells Fargo Home Equity Trust
  3.97%     05/25/34...........       65,058        63,323     (h,i)
                                                 4,902,849

CORPORATE NOTES -- 22.6%
Abbey National PLC
  7.95%     10/26/29...........      235,000       275,118      (h)
AES Ironwood LLC
  8.86%     11/30/25...........      342,418       373,236      (h)
American Electric Power
  Company, Inc. (Series D)
  5.25%     06/01/15...........      181,000       172,454      (h)
American International Group,
  Inc.
  6.25%     05/01/36...........      185,000       185,378      (h)
American Railcar Industries,
  Inc.
  7.50%     03/01/14...........      100,000        99,500      (h)
Amgen Inc.
  5.85%     06/01/17...........      165,000       162,871     (b,h)
Arizona Public Service Co.
  6.25%     08/01/16...........       95,000        95,459      (h)
BAC CAP TRUST V
  5.63%     03/08/35...........      224,000       195,602      (h)
Banco Santander Chile
  5.38%     12/09/14...........      199,000       192,608     (b,h)
BanColombia S.A.
  6.88%     05/25/17...........       27,000        26,257      (h)
Basell AF SCA
  8.38%     08/15/15...........      385,000       351,313      (b)
Bear Stearns Companies Inc.
  5.85%     07/19/10...........      115,000       115,298
  6.95%     08/10/12...........      405,000       422,260
BellSouth Corp.
  4.20%     09/15/09...........      280,000       275,641      (h)
  6.55%     06/15/34...........       24,000        24,504      (h)
BJ Services Co.
  5.75%     06/01/11...........      295,000       298,159      (h)
Bristol-Myers Squibb Co.
  5.88%     11/15/36...........       85,000        80,916      (h)
British Telecommunications PLC
  8.63%     12/15/10...........      120,000       131,996      (h)
Cablevision Systems Corp.
  8.00%     04/15/12...........      125,000       121,250      (h)
Cadbury Schweppes US Finance
  LLC
  3.88%     10/01/08...........      214,000       211,000     (b,h)
Capital One Bank
  6.50%     06/13/13...........       76,000        77,724      (h)
Carolina Power & Light Co.
  5.15%     04/01/15...........      101,000        97,895      (h)
  5.70%     04/01/35...........       58,000        54,137      (h)
  6.13%     09/15/33...........       64,000        63,154      (h)
Chubb Corp.
  6.00%     05/11/37...........      155,000       148,102      (h)
Citigroup, Inc.
  5.13%     02/14/11...........      275,000       273,754
Clarendon Alumina Production
  Ltd.
  8.50%     11/16/21...........      100,000       103,750     (b,h)
Clear Channel Communications,
  Inc.
  4.50%     01/15/10...........      490,000       454,475
Commonwealth Bank of Australia
  6.02%     03/29/49...........      290,000       275,181    (b,h,i)
Consumers Energy Co.
  5.15%     02/15/17...........      152,000       143,592      (h)
Corrections Corp of America
  7.50%     05/01/11...........      165,000       166,237
COX Communications, Inc.
  7.13%     10/01/12...........      210,000       222,661
  7.75%     11/01/10...........      145,000       154,572
CSC Holdings, Inc. (Series B)
  8.13%     07/15/09...........      210,000       213,675      (h)
CSX Transportation, Inc.
  9.75%     06/15/20...........       82,000       104,549      (h)
DaimlerChrysler NA Holding
  Corp.
  4.05%     06/04/08...........      145,000       143,412      (h)
Deluxe Corp.
  3.50%     10/01/07...........      310,000       310,000
Denny's Holdings Inc.
  10.00%    10/01/12...........      310,000       320,075      (h)
Dex Media West LLC
  8.50%     08/15/10...........      555,000       570,262      (h)
Dillard's, Inc.
  6.63%     11/15/08...........      485,000       475,906      (h)
Dominion Resources, Inc.
  (Series B)
  6.30%     09/30/66...........      470,000       464,768     (h,i)
Dover Corp.
  6.50%     02/15/11...........       80,000        82,994      (h)
DP WORLD Ltd.
  6.85%     07/02/37...........      100,000        99,295      (b)
Duke Energy Corp.
  5.38%     01/01/09...........       60,000        59,970      (h)
Dynegy Holdings Inc.
  7.75%     06/01/19...........      325,000       310,781     (b,h)
Edison Mission Energy
  7.00%     05/15/17...........      310,000       305,350     (b,h)
EI Du Pont de Nemours & Co.
  4.88%     04/30/14...........      125,000       119,886      (h)
El Paso Electric Co.
  6.00%     05/15/35...........      100,000        93,201      (h)
Empresa Energetica de Sergipe
  and Sociedade Anonima de
  Eletrificaao da Paralba
  10.50%    07/19/13...........      205,000       223,963     (b,h)
FirstEnergy Corp. (Series B)
  6.45%     11/15/11...........      235,000       242,958      (h)
Freescale Semiconductor Inc.
  8.88%     12/15/14...........      310,000       299,150


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              53



GE FIXED INCOME FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

Georgia Gulf Corp.
  9.50%     10/15/14...........  $   235,000  $    215,025
Globo Comunicacoes e
  Participacoes S.A.
  7.25%     04/26/22...........      100,000        97,000      (b)
GMAC LLC
  5.63%     05/15/09...........      340,000       331,007
  5.85%     01/14/09...........       25,000        24,469
Goldman Sachs Group, Inc.
  6.60%     01/15/12...........      385,000       402,117      (h)
  6.88%     01/15/11...........      175,000       182,817
GTE Corp.
  6.94%     04/15/28...........      126,000       132,466      (h)
  7.51%     04/01/09...........      145,000       148,986      (h)
Hexion US Finance Corp.
  9.75%     11/15/14...........      325,000       357,500
HSBC Bank USA NA
  4.63%     04/01/14...........       75,000        69,605
HSBC Capital Funding LP (Series
  1)
  9.55%     12/31/49...........      257,000       281,809    (b,h,i)
HSBC Finance Corp.
  6.75%     05/15/11...........      125,000       130,177
Hydro Quebec
  8.50%     12/01/29...........       90,000       123,122
Idearc, Inc.
  8.00%     11/15/16...........      325,000       324,187
IIRSA Norte Finance Ltd.
  8.75%     05/30/24...........      267,622       315,793     (b,h)
ING Capital Funding TR III
  8.44%     12/29/49...........      190,000       204,961      (i)
ING Groep N.V.
  5.78%     12/29/49...........      190,000       179,307      (i)
Inmarsat Finance PLC
  8.39%     11/15/12...........      355,000       339,913     (d,k)
Intergen N.V.
  9.00%     06/30/17...........      202,000       212,100      (b)
International Steel Group Inc.
  6.50%     04/15/14...........      160,000       159,769
Interoceanica IV Finance Ltd.
  4.14%     11/30/18 - 11/30/25      320,000       176,160     (b,d)
iStar Financial, Inc. (REIT)
  7.00%     03/15/08...........      210,000       209,804      (h)
JBS S.A.
  9.38%     02/07/11...........      250,000       256,875
JP Morgan Chase & Co.
  7.00%     11/15/09...........      235,000       244,217      (h)
Kansas Gas & Electric
  5.65%     03/29/21...........      127,000       122,293      (h)
Kazkommerts International BV
  7.00%     11/03/09...........       55,000        52,663      (b)
Libbey Glass Inc.
  12.38%    06/01/11...........      150,000       162,375      (i)
Lippo Karawaci Finance BV
  8.88%     03/09/11...........      175,000       169,488
Lukoil International Finance BV
  6.36%     06/07/17...........      110,000       105,600      (b)
Majestic Star Casino LLC
  9.50%     10/15/10...........      405,000       388,800      (h)
Marfrig Overseas Ltd.
  9.63%     11/16/16...........      250,000       258,125      (b)
Markel Corp.
  7.35%     08/15/34...........       70,000        72,010
MBIA, Inc.
  5.70%     12/01/34...........      100,000        81,859
Mediacom LLC
  9.50%     01/15/13...........      480,000       486,000      (h)
Merck & Company, Inc.
  5.75%     11/15/36...........       60,000        56,638
Metropolitan Life Global
  Funding I
  4.25%     07/30/09...........      155,000       153,291      (b)
MGM Mirage
  7.50%     06/01/16...........      210,000       208,687
Midamerican Energy Holdings Co.
  6.13%     04/01/36...........      135,000       131,056
Mizuho Financial Group Cayman
  Ltd.
  8.38%     12/29/49...........      100,000       104,158
Munich Re America Corp. (Series
  B)
  7.45%     12/15/26...........      115,000       130,515      (h)
NAK Naftogaz Ukrainy
  8.13%     09/30/09...........      400,000       382,840
Nakilat Inc.
  6.07%     12/31/33...........      100,000        96,487     (b,h)
  6.27%     12/31/33...........      160,000       155,301      (b)
Nelnet, Inc.
  5.13%     06/01/10...........      264,000       253,696      (h)
Nevada Power Co. (Series N)
  6.65%     04/01/36...........      135,000       134,010
Nisource Finance Corp.
  7.88%     11/15/10...........       40,000        42,871
Norfolk Southern Corp.
  8.63%     05/15/10...........      185,000       200,588      (h)
Norfolk Southern Railway Co.
  9.75%     06/15/20...........      146,000       191,395      (h)
Northeast Utilities (Series B)
  3.30%     06/01/08...........      170,000       167,370      (h)
Northern States Power Co.
  6.25%     06/01/36...........      115,000       118,355      (h)
NorthWestern Corp.
  5.88%     11/01/14...........      298,000       290,524      (h)
Ohio Power Co. (Series E)
  6.60%     02/15/33...........       69,000        71,705      (h)
OPTI Canada Inc.
  8.25%     12/15/14...........      320,000       322,400     (b,h)
Orion Power Holdings Inc.
  12.00%    05/01/10...........      325,000       355,875
Owens Brockway Glass Container
  Inc.
  8.88%     02/15/09...........      260,000       263,900
Pacific Bell
  7.13%     03/15/26...........      140,000       147,247      (h)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

54



GE FIXED INCOME FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

Pacific Gas & Electric Co.
  5.80%     03/01/37...........  $   120,000  $    113,010
PanAmSat Corp.
  9.00%     08/15/14...........      321,000       330,630      (h)
Pemex Finance Ltd.
  9.03%     02/15/11...........      212,100       226,996      (h)
Pemex Project Funding Master
  Trust
  6.13%     08/15/08...........      100,000       100,500      (h)
  7.88%     02/01/09...........       75,000        77,364
PNC Preferred Funding Trust I
  6.52%     12/31/49...........      250,000       250,963     (b,i)
Potomac Edison Co.
  5.35%     11/15/14...........      112,000       108,334      (h)
Public Service Company of
  Colorado
  7.88%     10/01/12...........      200,000       221,242      (h)
Puget Sound Energy, Inc.
  3.36%     06/01/08...........      163,000       160,575      (h)
  5.48%     06/01/35...........      145,000       127,269      (h)
Puget Sound Energy, Inc.
  (Series A)
  6.97%     06/01/67...........      215,000       206,322      (i)
Pulte Homes, Inc.
  4.88%     07/15/09...........      150,000       139,559
Rede Empresas de Energia
  Eletrica S.A.
  11.13%    04/02/49...........      175,000       175,875      (b)
Reichhold Industries, Inc.
  9.00%     08/15/14...........      165,000       163,350     (b,h)
Resona Bank Ltd.
  5.85%     09/29/49...........      100,000        94,049    (b,h,i)
Rock-Tenn Co.
  8.20%     08/15/11...........      315,000       325,631
Royal Bank of Scotland Group
  PLC
  5.00%     10/01/14...........       45,000        42,762
Sabine Pass LNG LP
  7.25%     11/30/13...........      200,000       197,000
  7.50%     11/30/16...........      275,000       270,875
Security Benefit Life Insurance
  8.75%     05/15/16...........       25,000        28,086      (b)
Seitel, Inc.
  9.75%     02/15/14...........      285,000       269,325
Sierra Pacific Resources
  8.63%     03/15/14...........      460,000       486,920
Simon Property Group, L.P.
  (REIT)
  4.60%     06/15/10...........      148,000       145,165      (h)
Skandinaviska Enskilda Banken
  AB
  7.50%     03/29/49...........      250,000       258,755    (b,h,i)
SLM Corp.
  4.50%     07/26/10...........      490,000       458,568      (h)
Southern Copper Corp.
  7.50%     07/27/35...........       30,000        32,389
Southern Natural Gas Co.
  5.90%     04/01/17...........       85,000        82,722      (b)
Sovereign Capital Trust VI
  7.91%     06/13/36...........      360,000       379,888      (h)
Sprint Capital Corp.
  7.63%     01/30/11...........      770,000       816,179      (h)
Stallion Oilfield Finance Corp.
  9.75%     02/01/15...........      320,000       310,000      (b)
Standard Chartered Bank Hong
  Kong Ltd.
  4.38%     12/03/14...........      210,000       206,430      (i)
Stewart Enterprises, Inc.
  6.25%     02/15/13...........      185,000       179,913      (h)
Telecom Italia Capital S.A.
  6.20%     07/18/11...........      225,000       230,298
Telefonica Emisiones SAU
  5.86%     02/04/13...........      150,000       151,613
Tennessee Gas Pipeline Co.
  7.63%     04/01/37...........      105,000       113,364
  8.38%     06/15/32...........      125,000       146,898
Time Warner, Inc.
  6.88%     05/01/12...........       54,000        56,477      (h)
Titan Petrochemicals Group Ltd.
  8.50%     03/18/12...........      100,000        89,000      (b)
TNK-BP Finance S.A.
  6.63%     03/20/17...........      100,000        93,130      (b)
Tronox Worldwide LLC
  9.50%     12/01/12...........      230,000       229,425      (h)
UBS Preferred Funding Trust I
  8.62%     10/29/49...........      150,000       161,626      (i)
Valspar Corp.
  5.63%     05/01/12...........      125,000       125,367
VeraSun Energy Corp.
  9.38%     06/01/17...........      300,000       258,000      (b)
Verizon Global Funding Corp.
  7.25%     12/01/10...........      275,000       292,105
Verizon Pennsylvania, Inc.
  8.35%     12/15/30...........       80,000        95,546      (h)
VTB Capital S.A.
  5.96%     08/01/08...........      205,000       202,950    (b,h,i)
Wells Fargo & Co.
  5.25%     12/01/07...........      109,000       108,917      (h)
Westar Energy, Inc.
  7.13%     08/01/09...........      140,000       142,512      (h)
Westlake Chemical Corp.
  6.63%     01/15/16...........      310,000       294,500      (h)
Wisconsin Electric Power
  5.70%     12/01/36...........       45,000        42,336
                                                31,304,267

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.7%
Banc of America Commercial
  Mortgage Inc.
  4.13%     07/10/42...........      200,000       196,379      (h)
  5.32%     10/10/11...........       50,000        49,754      (h)
  5.87%     04/10/49...........      800,000       807,134      (h)
Banc of America Commercial
  Mortgage Inc. (Class A)
  5.79%     05/11/35...........      287,374       291,611      (h)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              55



GE FIXED INCOME FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

Banc of America Commercial
  Mortgage Inc. (Class C)
  5.88%     04/10/17...........  $   100,000  $     94,520      (h)
Banc of America Funding Corp.
  5.77%     03/20/36...........      111,644       112,879     (h,i)
  5.83%     02/20/36...........      189,007       187,549     (h,i)
Banc of America Mortgage
  Securities (Class B)
  5.34%     10/25/35...........       71,816        65,341     (h,i)
  5.38%     01/25/36...........      107,941       105,583     (h,i)
  5.55%     02/25/36...........       89,162        89,343     (h,i)
Bank of America Alternative
  Loan Trust
  6.50%     07/25/35...........      143,136       144,136      (h)
Bear Stearns Commercial
  Mortgage Securities
  5.48%     10/12/41...........      305,000       305,141     (h,i)
  5.53%     10/12/41...........      305,000       301,702     (h,i)
  5.58%     03/11/39...........       93,396        94,308     (h,i)
  6.02%     02/14/31...........      434,000       437,609      (h)
Bear Stearns Commercial
  Mortgage Securities (Class A)
  5.85%     06/11/40...........      300,000       302,508      (i)
CalSTRS Trust
  4.13%     11/20/12...........      292,462       291,985     (b,h)
Citigroup Mortgage Loan Trust,
  Inc.
  6.07%     08/25/36...........      190,602       190,842     (h,i)
Countrywide Alternative Loan
  Trust
  5.98%     05/25/36...........       39,389        26,704     (h,i)
  6.00%     03/25/36 - 08/25/36      192,654       106,482      (h)
Countrywide Alternative Loan
  Trust (Class B)
  6.00%     05/25/36 - 08/25/36      133,525       103,649      (h)
Countrywide Asset-Backed
  Certificates
  5.79%     11/25/35...........      649,838       644,664     (h,i)
Countrywide Home Loan Mortgage
  Pass Through Trust
  5.46%     02/25/47...........      204,778       203,042     (h,i)
Countrywide Home Loan Mortgage
  Pass Through Trust (Class M)
  5.50%     12/25/35...........      102,654        91,941      (h)
Credit Suisse Mortgage Capital
  Certificates (Class C)
  5.65%     02/25/36...........       83,473        75,128     (h,i)
Crusade Global Trust (Class A)
  5.84%     09/18/34...........       43,155        43,244     (h,i)
CS First Boston Mortgage
  Securities Corp.
  1.56%     03/15/35...........    4,025,811       123,107   (b,g,h,i)
  5.25%     08/25/34...........       78,398        77,777      (h)
  5.33%     10/25/35...........      103,455        91,283     (h,i)
  5.38%     07/15/37...........    3,162,902        73,653  (b,d,g,h,i)
  6.13%     04/15/37...........      224,440       230,723      (h)
CS First Boston Mortgage
  Securities Corp. (Class A)
  5.44%     09/15/34...........      200,000       200,978
  6.53%     06/15/34...........      200,000       207,504
DLJ Commercial Mortgage Corp.
  6.24%     11/12/31...........      624,148       628,623      (h)
DLJ Commercial Mortgage Corp.
  (Class A)
  7.18%     11/10/33...........      271,712       283,825
First Union-Lehman Brothers-
  Bank of America
  6.56%     11/18/35...........      122,088       122,298      (h)
GMAC Commercial Mortgage
  Securities, Inc.
  6.47%     04/15/34...........      129,596       133,865      (h)
GMAC Commercial Mortgage
  Securities, Inc. (Class X)
  5.27%     12/10/41...........    5,149,250        97,207   (d,g,h,i)
Greenwich Capital Commercial
  Funding Corp.
  5.12%     04/10/37...........      305,528       306,057      (h)
Impac CMB Trust (Class A)
  5.39%     10/25/35...........    1,288,369     1,281,665     (h,i)
Indymac INDA Mortgage Loan
  Trust
  5.14%     01/25/36...........       71,854        66,869     (h,i)
Indymac INDA Mortgage Loan
  Trust (Class B)
  5.14%     01/25/36...........       71,854        69,746     (h,i)
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  7.23%     02/12/51...........       60,000        56,344    (b,d,i)
  1.27%     01/12/39...........    2,997,037        87,160   (b,g,h,i)
  5.94%     02/12/49...........    1,100,000     1,108,591     (h,i)
  6.47%     11/15/35...........      215,752       224,353      (h)
JP Morgan Mortgage Trust
  5.86%     04/25/37...........      160,000       165,196      (i)
LB-UBS Commercial Mortgage
  Trust
  4.06%     09/15/27...........      503,180       494,213     (h,i)
  5.22%     01/18/12...........    4,294,269        99,002   (d,g,h,i)
  5.42%     02/15/40...........      119,000       117,408      (g)
  6.19%     01/15/36...........    1,459,903        88,870   (b,d,g,h)
  6.23%     03/15/26...........      165,796       167,567      (h)
  6.98%     10/15/35...........    1,060,072        43,668  (b,d,g,h,i)
  7.69%     03/15/36...........    3,794,576       103,029  (b,d,g,h,i)
  7.79%     02/15/40...........    3,590,822        74,649  (b,d,g,h,i)
LB-UBS Commercial Mortgage
  Trust (Class A)
  6.13%     12/15/30...........      289,600       298,453      (h)
  6.65%     11/15/27...........    1,629,724     1,698,525      (h)
LB-UBS Commercial Mortgage
  Trust (Class B)
  6.65%     07/14/16...........       66,000        69,583     (b,h)
LB-UBS Commercial Mortgage
  Trust (Class E)
  6.81%     07/15/40...........      105,000       102,076     (d,i)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

56



GE FIXED INCOME FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

LB-UBS Commercial Mortgage
  Trust (Class F)
  6.45%     07/15/40...........  $   105,000  $     98,650      (i)
Master Alternative Loans Trust
  5.00%     08/25/18...........      162,124        25,484     (g,h)
  6.50%     08/25/34 - 05/25/35      588,106       590,472      (h)
Master Alternative Loans Trust
  (Class 3)
  6.50%     01/25/35...........      155,058       158,741      (h)
Merrill Lynch Mortgage Trust
  (Class A)
  5.80%     05/12/39...........      319,000       324,049     (h,i)
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  (Class A)
  5.49%     03/12/51...........      800,000       790,575     (h,i)
  5.81%     06/12/50...........      600,000       601,625     (h,i)
MLCC Mortgage Investors, Inc.
  5.38%     02/25/36...........       94,112        90,936     (h,i)
Morgan Stanley Capital I
  5.28%     12/15/43...........      117,000       116,472      (i)
  5.33%     12/15/43...........      117,000       115,060      (i)
  5.39%     11/12/41...........      341,000       325,919     (h,i)
  5.44%     02/20/44...........      119,000       117,743     (b,i)
  5.45%     02/12/44...........      300,000       296,026      (i)
  5.69%     04/15/49...........      600,000       601,065     (h,i)
  7.11%     04/15/33...........      480,484       492,470      (h)
Morgan Stanley Capital I (Class
  A)
  5.36%     02/12/44...........      225,000       225,204      (i)
Morgan Stanley Dean Witter
  Capital I
  7.20%     10/15/33...........       65,182        67,787      (h)
Morgan Stanley Dean Witter
  Capital I (Class A)
  6.39%     10/15/35...........      398,200       412,930      (h)
  6.54%     02/15/31...........       37,122        37,967      (h)
PNC Mortgage Acceptance Corp.
  (Class A)
  6.36%     03/12/34...........      300,000       309,669
Puma Finance Ltd. (Class A)
  5.36%     03/25/34...........      157,996       157,996     (h,i)
  5.55%     10/11/34...........       99,981        99,590     (h,i)
Residential Accredit Loans,
  Inc.
  6.00%     01/25/36...........      176,335       158,638      (h)
  6.04%     01/25/36...........       98,787       100,857     (h,i)
Residential Funding Mortgage
  Security I
  5.75%     01/25/36...........      196,452       173,519      (h)
Structured Asset Securities
  Corp. (Class X)
  2.17%     02/25/28...........      119,635         4,636     (g,i)
Wachovia Bank Commercial
  Mortgage Trust
  5.34%     12/15/43...........      800,000       781,827      (h)
  5.42%     04/15/47...........      500,000       499,720      (h)
Wachovia Bank Commercial
  Mortgage Trust (Class E)
  6.10%     02/15/51...........      335,000       312,063      (i)
Wachovia Bank Commercial
  Mortgage Trust (Class F)
  6.10%     07/15/17...........       60,000        54,911      (i)
Wells Fargo Mortgage Backed
  Securities Trust
  5.39%     08/25/35...........      263,037       251,946     (h,i)
  5.50%     01/25/36...........      173,695       153,340      (h)
Wells Fargo Mortgage Backed
  Securities Trust (Class B)
  5.50%     03/25/36...........      234,272       208,700      (h)
                                                23,113,632

SOVEREIGN BONDS -- 0.5%
Government of Bahamas
  6.63%     05/15/33...........      152,000       165,645     (b,h)
Government of Canada
  7.50%     09/15/29...........      185,000       232,264
Government of Manitoba Canada
  4.90%     12/06/16...........      130,000       128,134
Government of Panama
  6.70%     01/26/36...........      115,000       118,163
                                                   644,206

TOTAL BONDS AND NOTES (COST
  $141,638,794)................                138,893,665

-----------------------------------------------------------------------
SECURITIES PURCHASED WITH
  COLLATERAL FROM SECURITIES ON LOAN -- 11.5%
-----------------------------------------------------------------------

ASSET BACKED -- 6.9%
American Express Credit Account
  Master Trust (Class B)
  5.86%     08/15/11...........    2,000,000     1,986,250     (b,i)
Chase Credit Card Master Trust
  (Class A)
  5.86%     07/15/10...........    1,289,000     1,289,518      (i)
Countrywide Asset-Backed
  Certificates
  5.56%     05/25/33...........        5,517         5,423      (i)
Countrywide Asset-Backed
  Certificates (Class 2)
  5.73%     06/25/33...........        1,457         1,384      (i)
Countrywide Asset-Backed
  Certificates (Class A)
  5.93%     03/25/33...........      165,198       163,580      (i)
Discover Card Master Trust I
  (Class A)
  5.77%     05/15/11...........    1,172,000     1,169,434     (h,i)


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              57



GE FIXED INCOME FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS



                                   PRINCIPAL
                                      AMOUNT         VALUE

First Franklin Mortgage Loan
  Asset Backed Certificates
  5.31%     09/25/35...........  $   161,083  $    161,044      (i)
Fleet Home Equity Loan Trust
  (Class A)
  5.79%     01/20/33...........      169,242       166,698      (i)
GSAMP Trust
  5.28%     12/25/35...........      724,000       716,231      (i)
Long Beach Mortgage Loan Trust
  5.41%     09/25/35...........    2,500,375     2,474,084      (i)
Nissan Auto Lease Trust
  5.82%     02/15/13...........    1,300,000     1,290,250      (i)
Residential Asset Mortgage
  Products, Inc.
  5.40%     12/25/33...........       58,397        58,385      (i)
Residential Asset Mortgage
  Products, Inc. (Class A)
  5.69%     06/25/32...........       23,313        23,016      (i)
                                                 9,505,297

CORPORATE NOTES -- 2.0%
Morgan Stanley
  5.41%     05/07/09...........    2,000,000     1,983,836      (i)
Prudential Financial, Inc.
  5.85%     06/13/08...........      724,000       724,691      (i)
                                                 2,708,527

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%
Banc of America Large Loan
  5.96%     03/15/22...........    1,086,000     1,080,734     (b,i)
Countrywide Asset-Backed
  Certificates
  5.79%     11/25/35...........      649,838       644,664     (h,i)
Granite Mortgages PLC (Class 1)
  5.54%     01/20/43...........      144,800       144,765      (i)
Interstar Millennium Trust
  (Class A)
  5.90%     03/14/36...........       29,618        29,687      (i)
Lehman Brothers Floating Rate
  Commercial Mortgage Trust
  5.92%     10/15/17...........      283,335       283,344     (b,i)
MortgageIT Trust (Class 1)
  5.39%     05/25/35...........    1,148,753     1,136,614      (i)
Thornburg Mortgage Securities
  Trust (Class A)
  5.47%     04/25/43...........      151,504       151,466      (i)
Washington Mutual Inc.
  5.47%     01/25/45...........      193,103       189,983      (i)
                                                 3,661,257
TOTAL SECURITIES PURCHASED WITH
  COLLATERAL FROM SECURITIES ON
  LOAN
  (COST $15,985,558)...........                 15,875,081

TOTAL INVESTMENT IN SECURITIES
  (COST $157,624,352)..........                154,768,746

-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.7%
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 13.9%
FEDERAL AGENCIES
Federal Home Loan Bank Discount
  Notes
  4.50%     10/01/07...........   19,160,000    19,160,000      (d)

SHORT-TERM SECURITIES PURCHASED
  WITH COLLATERAL FROM SECURITIES
  ON LOAN -- 12.8%

FEDERAL AGENCIES -- 12.7%
Federal Home Loan Bank Discount
  Notes
  4.50%     10/01/07...........   17,600,000    17,600,000      (d)

TIME DEPOSIT -- 0.1%
State Street Corp.
  4.35%     10/01/07...........      154,720       154,720     (d,e)
TOTAL SHORT-TERM INVESTMENTS
  (COST $36,914,720)...........                 36,914,720

TOTAL INVESTMENTS
  (COST $194,539,072)..........                191,683,466

LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (38.6)%.......                (53,407,550)
                                              ------------

NET ASSETS -- 100.0%...........               $138,275,916
                                              ============






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

58



GE FIXED INCOME FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS




OTHER INFORMATION

--------------------------------------------------------------------------------

The GE Fixed Income Fund had the following long futures contracts open at September 30, 2007:



                                     NUMBER     CURRENT      UNREALIZED
                      EXPIRATION       OF       NOTIONAL    APPRECIATION/
DESCRIPTION              DATE      CONTRACTS     VALUE     (DEPRECIATION)
-------------------------------------------------------------------------

U.S. Treasury
  Notes 2Yr.
  Futures           December 2007      56     $11,594,625     $  2,841
U.S. Treasury
  Notes 10Yr.
  Futures           December 2007      17       1,857,781      (22,697)
                                                              --------
                                                              $(19,856)
                                                              ========






See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              59



GE U.S. Equity Fund

The GE Money Market Fund is managed by Donald J. Duncan (pictured below). See portfolio managers' biographical information beginning on page 138.

Q. HOW DID THE GE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Money Market Fund returned 5.09%. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 4.84% and the Fund's Lipper peer group of 334 money market funds returned an average of 4.56% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET DURING THE LAST FISCAL YEAR ENDED SEPTEMBER 30, 2007?

A. Over the past twelve-month period, attention in the fixed income markets fixated on the U.S. housing market and sub-prime lending in particular. In early 2007, an increase in delinquency levels of sub-prime mortgages raised concerns about the housing market and the overall economy in general, which resulted in a flight to quality and a decline in treasury yields in February. Nevertheless, at its August 2007 meeting, the Federal Reserve held its target for fed funds steady at 5.25%, focusing instead on the risks of higher inflation rather than the slowing economic growth. Treasury yields moved higher hitting a peak in mid-June (2-year and 10-year note yields at 5.1% and 5.3% respectively).

     In August, heavy marked-to-market losses at U.S. and non-U.S. hedge funds that had heavy exposure to sub-prime mortgages shook the global markets, triggering an extensive repricing of risk and seizing up credit markets from commercial papers to high yield bonds. Investors and lenders became unwilling to lend, thereby resulting in a liquidity crisis. Treasury bonds rallied in the ensuing flight to quality and credit spreads widened dramatically. After adding reserves and cutting the discount rate by 50 bps in August to provide liquidity, the Fed reduced its fed funds target by 50 bps to 4.25% and the discount rate by another 50 bps to 5.25% in September. 2-year and 10-year Treasury note yields fell to a low of 3.85% and 4.3% in early September but ended the month higher (4% and 4.6% respectively) after the Feds ease.

     Despite the widening credit spread in August, high yield and emerging market debt sectors led fixed income performance with returns of over 7% for the last fiscal year. Government securities returned approximately 5.6% during the same period, mostly from interest income. High-grade corporate bonds performed the worst during the period returning only 3.9%, while asset-backed securities returned 4.1% dampened by sub-prime mortgages. Although volatility moved higher, mortgage-backed securities still managed a 5.4% return.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The main driver of return for the Fund relative to its benchmark was yield curve positioning along the short end of the yield curve. With the Fed on hold for the majority of the period, the Fund maintained an average days-to-maturity of 46 days, while only deviating from this strategy twice during the last twelve-months. In

(Donald D. Duncan)



Pictured to the right:
Donald Duncan


                                                                              60



GE U.S. Equity Fund


     March, the Fund's average maturity was extended to 55 days when the Fed was expected to begin easing after the first sub-prime shakeout. However, the Fund's average maturity was shortened to 38 days in September with renewed concerns on the impact of the liquidity crisis on the overall market. All sectors performed very well which, combined with active duration management, led to the outperformance over the benchmark.


61



GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.





APRIL 1, 2007 -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                       PERIOD ($)                ($)                  ($)*
--------------------------------------------------------------------------------

ACTUAL RETURN

--------------------------------------------------------------------------------
Class A                     $1,000.00             $1,025.34               1.93
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------
Class A                     $1,000.00             $1,022.90               1.93
--------------------------------------------------------------------------------



    * Expenses are equal to the Fund's annualized expense ratio of 0.38% from period (April 1, 2007 -- September 30, 2007), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period)
   ** Actual Fund Returns for six-month period ended September 30, 2007 was :
      2.53% .


                                                                              62



GE Money Market Fund

 CHANGE IN VALUE OF A $10,000 INVESTMENT

(PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2007



                                             ENDING
                                           VALUE OF A
                       ONE    FIVE   TEN     $10,000
                       YEAR   YEAR   YEAR  INVESTMENT
                      -----  -----  -----  ----------

GE Money Market       5.09%  2.72%  3.58%    14,215
90 Day T-Bill         4.84%  2.87%  3.60%    14,243




                                                            (PERFORMANCE LEGEND)

--------------------------------------------------------------------------------

  INVESTMENT PROFILE

  A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.

LIPPER PERFORMANCE COMPARISON
Money Market Peer Group

Based on average annual total returns for the periods ended 9/30/07



                        ONE     FIVE      TEN
                       YEAR     YEAR     YEAR
                      ------   ------   ------

Number of Funds
in peer group:          334      294      188

----------------------------------------------

Peer group average
annual total return:   4.56%    2.24%    3.19%
----------------------------------------------



Lipper categories in peer group: Money Market


FUND YIELD
AT SEPTEMBER 30, 2007

--------------------------------------------------------------------------------



                        Fund     IBC Money Fund*
                        ----     ---------------

7-day current           5.13%(+)       4.75%
7-day effective         5.26%          4.87%



CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because is reflects the compounding effect of earnings on reinvested dividends.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the GE Money Market Fund at September 30, 2007.

* IBC's Money Fund report provides average yield of all major money market funds.


AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


63



GE MONEY MARKET FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS

GE MONEY MARKET FUND

Portfolio Composition as a % of Market Value of $263,272
(in thousands) as of September 30, 2007

                                   (PIE CHART)




                                                  PRINCIPAL        AMORTIZED
                                                     AMOUNT             COST

SHORT-TERM INVESTMENTS -- 99.2%

--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 29.5%
Bank of Nova Scotia
  5.59%..................         11/13/07    $10,140,000      $ 10,072,356
Bank of America.
  5.49%..................         12/10/07      9,710,000         9,606,346
Bank of Scotland PLC
  5.07%..................         12/19/07      7,880,000         7,792,329
Barclays Bank
  5.48%..................         11/29/07      8,000,000         7,928,217
Falcon Asset
  Securitization
  5.15%..................         10/19/07      4,090,000         4,079,468
Gemini Securitization
  Corp.
  5.57%..................         11/15/07     10,780,000        10,704,944
Goldman Sachs Group
  5.17%..................         10/22/07      2,000,000         1,993,968
ING Funding LLC
  5.45%..................         01/07/08      7,740,000         7,625,169
Rabobank USA Financial
  Corp.
  5.48%..................         10/15/07     11,620,000        11,595,259
UBS AG
  5.19%..................         12/06/07      7,070,000         7,002,729
                                                                 78,400,785

REPURCHASE AGREEMENTS -- 17.2%
Barclays Bank
  5.12% dated 09/28/07,
  to be repurchased at
  $17,117,300 on 10/01/07
  collateralized by
  $17,452,932 U.S.
  Government Agency Bond,
  4.90%, maturing
  06/01/15...............         10/01/07     17,110,000        17,110,000
Deutsche Bank
  5.10% dated 09/28/07,
  to be repurchased at
  $17,117,272 on 10/01/07
  collateralized by
  $17,452,200 U.S.
  Government Agency Bond,
  5.00% ,5.25%, 5.50% and
  5.92% maturing
  12/01/35, 08/01/37,
  05/01/33 and 09/01/33
  respectively...........         10/01/07     17,110,000      $ 17,110,000
UBS Securities LLC
  5.05% dated 09/28/07,
  to be repurchased at
  $11,434,810 on 10/01/07
  collateralized by
  $11,660,459 U.S.
  Government Agency Bond,
  5.50%, maturing
  02/01/34 and 08/01/35..         10/01/07     11,430,000        11,430,000
                                                                 45,650,000

CORPORATE NOTES -- 11.7%
American Express Bank FSB
  5.87%................         03/05/08      4,680,000         4,680,741    (i)
Greenwich Capital
  Holdings Inc.
  5.76%..................         11/09/07      7,180,000         7,180,000
Merrill Lynch & Company,
  Inc.
  5.34%................         08/22/08     10,000,000        10,000,000    (i)
Morgan Stanley Group Inc.
  5.85%................         10/02/08      9,060,000         9,060,000    (i)
                                                                 30,920,741

CERTIFICATES OF DEPOSIT -- 40.4%
Abbey National Treasury
  5.30%..................         10/31/07     11,000,000        11,000,000
Bank Of Montreal
  5.78%..................         06/06/08     12,000,000        12,000,000
BNP Paribas
  5.31%..................         10/09/07      9,840,000         9,840,000
Calyon New York
  5.33%..................         01/15/08     12,000,000        12,000,000
Canadian Imperial Bank of
  Commerce
  5.14%..................         09/22/08      8,470,000         8,470,000
Credit Suisse
  5.78%..................         04/14/08      9,480,000         9,480,000
Dresdner Bank AG                 10/9/07 -
  5.30%..................         01/10/08      7,160,000         7,160,000
Fortis Bank New York
  5.75%..................         10/04/07      7,810,000         7,810,000
Royal Bank of Canada
  5.45%..................         11/16/07     11,530,000        11,530,000
Societe Generale
  5.38%..................         03/27/08      8,000,000         8,000,000
Toronto-Dominion Bank
  5.45%..................         10/24/07     10,000,000        10,000,000
                                                                107,290,000


See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

                                                                              64



GE MONEY MARKET FUND                                          September 30, 2007

SCHEDULE OF INVESTMENTS




                                                  PRINCIPAL        AMORTIZED
                                                     AMOUNT             COST


Time Deposit -- 0.4%
State Street Corp.
  4.35%................         10/01/07      1,010,807      $  1,010,807 (d,e)
TOTAL SHORT TERM
  INVESTMENTS (COST
  $263,272,333)..........                                       263,272,333

OTHER ASSETS AND
  LIABILITIES,
  NET -- 0.8%............                                         2,167,417
                                                               ------------

NET ASSETS -- 100.0%.....                                      $265,439,750
                                                               ============







See Notes to Schedules of Investments on page 95 and Notes to Financial Statements on page 120.

65



                                                              September 30, 2007

Notes to Schedule of Investments

(a)    Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,2007, these securities amounted to $114,677; $2,414,008; $11,583,239; $3,907,200, $2,479,712, $115,012 and
       $511,000 or 0.15%, 1.33%, 8.38%, 3.93%, 2.05%, 0.16% and 1.69% of net
       assets for the GE Global Equity Fund, GE Strategic Investment Fund, GE Fixed Income Fund, GE Short-Term Government Fund, GE Government Securities Fund, GE International Equity Fund and GE Tax Exempt Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)    Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2007, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2007.

(j)    All or a portion of the security is out on loan.

(k)    Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short-Term Investment Fund.

(m) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(n) Prerefunded. Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(o) The security is insured by AMBAC, FSA, MBIA and FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 2007 (as a percentage of net assets) as follows:



AMBAC                      14.79%
FSA                        12.65%
FGIC                        9.55%
MBIA                        8.36%



(p) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

    ** Denominated in USD unless otherwise indicated.

The maturity date disclosed for fixed income securities represents the earlier of the first call date, the next interest reset date or the ultimate maturity date.

Abbreviations:



ADR      American Depository Receipt
AMBAC    AMBAC Indemnity Corporation
FGIC     Financial Guaranty Insurance
         Corporation
FSA      Financial Security Assurance
GDR      Global Depository Receipt
MBIA     Municipal Bond Investors Assurance
         Corporation
REGD.    Registered
REIT     Real Estate Investment Trust
REMIC    Real Estate Mortgage Investment
         Conduit
SPDR     Standard & Poors Depository Receipts
STRIPS   Separate Trading of Registered
         Interest and Principal of Security
NVDR     Non-Voting Depository Receipt





                                                                              66



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE U.S. EQUITY FUND

-------------------------------------------------------------------------------



            CLASS A                                   CLASS B
9/30/07    9/30/06    9/30/05   9/30/04   9/30/03   9/30/07   9/30/06   9/30/05
--------------------------------------------------------------------------------
INCEPTION DATE
   --         --         --         --     1/5/93        --        --        --
Net asset value, beginning of
  period.
$30.00     $28.69     $26.41     $24.19     $20.31    $28.62    $27.36    $25.20
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)...
0.34       0.29       0.36       0.20       0.16      0.12      0.06      0.16
  Net realized and unrealized gains
     (losses) on investments.........
4.27       2.76       2.11       2.19       3.91      4.06      2.64      2.00

--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................
4.61       3.05       2.47       2.39       4.07      4.18      2.70      2.16
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............
0.42       0.46       0.19       0.17       0.19      0.15      0.16        --
  Net realized gains.................
3.16       1.28         --         --         --      3.16      1.28        --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................
3.58       1.74       0.19       0.17       0.19      3.31      1.44        --
------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......
$31.03     $30.00     $28.69     $26.41     $24.19    $29.49    $28.62    $27.36
-------------------------------------------------------------------------------

TOTAL RETURN (A).....................
16.59%     11.13%      9.40%      9.87%     20.09%    15.72%    10.28%     8.57%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................
$316.324  $298,764   $339,327   $337,920  $315,980    $4.910    $6,738   $12,406
  Ratios to average net assets:
     Net investment income (loss)....
1.15%      1.00%      1.28%      0.77%      0.72%     0.43%     0.23%     0.58%
     Net expenses....................
0.76%      0.80%      0.78%      0.78%      0.83%     1.51%     1.55%     1.53%
     Gross expenses..................
0.76%      0.80%      0.78%      0.78%      0.83%     1.51%     1.55%     1.53%
  Portfolio turnover rate............
53%        46%        36%        29%        26%       53%       46%       36%
-------------------------------------------------------------------------------
                                              CLASS B
                                          9/30/04    9/30/03
------------------------------------------------------------

INCEPTION DATE                                 --   12/22/93
Net asset value, beginning of
  period.............................     $23.11      $19.38
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)...       0.00(c)    (0.01)
  Net realized and unrealized gains
     (losses) on investments.........       2.09        3.74

------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................       2.09        3.73
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............         --          --
  Net realized gains.................         --          --
------------------------------------------------------------
TOTAL DISTRIBUTIONS..................         --          --
------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......     $25.20      $23.11
------------------------------------------------------------

TOTAL RETURN (A).....................      9.04%      19.25%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................    $19,373     $22,447
  Ratios to average net assets:
     Net investment income (loss)....      0.02%      (0.03%)
     Net expenses....................      1.53%       1.58%
     Gross expenses..................      1.53%       1.58%
  Portfolio turnover rate............        29%         26%
------------------------------------------------------------






    Class C (LEVEL LOAD)                              CLASS Y
9/30/07   9/30/06   9/30/05   9/30/04   9/30/03   9/30/07    9/30/06    9/30/05
--------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --      9/30/99         --         --         --
Net asset value, beginning of
  period.............................
$28.24    $27.07    $24.93    $22.93    $19.23      $29.92     $28.62     $26.35
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)...
0.12      0.07      0.15        --       (0.01)       0.41       0.37       0.44
  Net realized and unrealized gains
     (losses) on investments.........
4.00      2.60      1.99      2.07        3.75        4.26       2.75       2.10

--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................
4.12      2.67      2.14      2.07        3.74        4.67       3.12       2.54
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............
0.20      0.22        --      0.07        0.04        0.50       0.54       0.27
  Net realized gains.................
3.16      1.28        --        --          --        3.16       1.28         --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................
3.36      1.50        --      0.07        0.04        3.66       1.82       0.27
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......
$29.00    $28.24    $27.07    $24.93    $22.93      $30.93     $29.92     $28.62
--------------------------------------------------------------------------------

TOTAL RETURN (A).....................
15.71%    10.29%     8.58%     9.05%    19.46%      16.87%     11.40%      9.68%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................
$6,892    $7,649    $9,306   $12,355   $10,137    $136.756   $115,005   $306,532
  Ratios to average net assets:
     Net investment income (loss)....
0.42%     0.25%     0.57%     0.01%     (0.04%)      1.39%      1.27%      1.56%
     Net expenses....................
1.51%     1.55%     1.53%     1.53%      1.57%       0.51%      0.54%      0.53%
     Gross expenses..................
1.51%     1.55%     1.53%     1.53%      1.57%       0.51%      0.54%      0.53%
  Portfolio turnover rate............
53%       46%       36%       29%         26%         53%        46%        36%
--------------------------------------------------------------------------------

                                              CLASS Y
                                         9/30/04    9/30/03
-----------------------------------------------------------

INCEPTION DATE                                --   11/29/93
Net asset value, beginning of
  period.............................     $24.14     $20.26
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)...       0.27       0.22
  Net realized and unrealized gains
     (losses) on investments.........       2.17       3.91

-----------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................       2.44       4.13
-----------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............       0.23       0.25
  Net realized gains.................         --         --
-----------------------------------------------------------
TOTAL DISTRIBUTIONS..................       0.23       0.25
-----------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......     $26.35     $24.14
-----------------------------------------------------------

TOTAL RETURN (A).....................     10.13%     20.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $346,807   $307,727
  Ratios to average net assets:
     Net investment income (loss)....      1.02%      0.97%
     Net expenses....................      0.53%      0.58%
     Gross expenses..................      0.53%      0.58%
  Portfolio turnover rate............        29%        26%
-----------------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

                                                                              67



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE VALUE EQUITY FUND

--------------------------------------------------------------------------------



     CLASS A                                      CLASS B
9/30/07   9/30/06   9/30/05  9/30/04  9/30/03 9/30/07  9/30/06  9/30/05  9/30/04
--------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --    9/8/93       --        --       --       --
Net asset value, beginning of period....
$11.93    $11.65    $10.94     $9.81   $8.29  $11.38   11.15   $10.47     $9.39
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......
0.12      0.09      0.11      0.07      0.07    0.04        --   0.03     (0.01)
  Net realized and unrealized gains
     (losses) on investments ...........
1.91      1.17      1.04      1.13    1.54      1.81      1.11    1.00      1.09

--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................
2.03      1.26      1.15      1.20      1.61  1.85      1.11      1.03      1.08
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................
0.14      0.10      0.09      0.07      0.09   0.02        --       --       --
  Net realized gains....................
1.00      0.88      0.35        --        --    1.00      0.88     0.35      --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
1.14      0.98      0.44      0.07      0.09   .02      0.88      0.35        --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........
$12.82    $11.93    $11.65    $10.94    $9.81 $12.21    $11.38   $11.15   $10.47
--------------------------------------------------------------------------------

TOTAL RETURN (A)........................
18.00%    11.58%    10.73%    12.32%   19.49%  17.14%   10.66%    9.88%  11.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$56,907   $58,024   $47,633   $48,065   $48,400 $2,967  $4,201   $6,342  $9,734
  Ratios to average net assets:
     Net investment income (loss).......
1.02%     0.80%     1.00%     0.61%     0.73%   0.33%    0.04%    0.29%  (0.13%)
     Net expenses.......................
1.20%     1.20%     1.20%     1.20%     1.13%    1.95%    1.95%   1.95%   1.95%
     Gross expenses.....................
1.20%     1.19%     1.21%     1.31%     1.18%  1.95%     1.95%    1.96%   2.05%
  Portfolio turnover rate...............
59%       52%       35%       32%       29%     59%      52%       35%      32%
--------------------------------------------------------------------------------

                                          CLASS B
                                          9/30/03
-------------------------------------------------

INCEPTION DATE                             9/8/93
Net asset value, beginning of period....    $7.93
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......    (0.00)(c)
  Net realized and unrealized gains
     (losses) on investments ...........     1.46

-------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     1.46
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................       --
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $9.39
-------------------------------------------------

TOTAL RETURN (A)........................   18.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $13,568
  Ratios to average net assets:
     Net investment income (loss).......   (0.02%)
     Net expenses.......................    1.87%
     Gross expenses.....................    1.92%
  Portfolio turnover rate...............      29%
-------------------------------------------------






   CLASS C (LEVEL LOAD)                               CLASS Y
9/30/07   9/30/06   9/30/05  9/30/04  9/30/03 9/30/07  9/30/06  9/30/05  9/30/04
-------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --   9/30/99      --        --       --       --
Net asset value, beginning of period....
$11.32    $11.10    $10.43    $9.37     $7.92  $12.71   $12.31   $11.54   $10.37
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......
0.03        --      0.03    (0.01)       --    0.17     0.14     0.15      0.10
  Net realized and unrealized gains
     (losses) on investments............
1.81      1.11      0.99      1.08      1.48    2.15     1.27     1.10     1.17

--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................
1.84      1.11      1.02      1.07      1.48    2.32     1.41     1.25     1.27
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................
0.04      0.01        --      0.01      0.03      0.12     0.13    0.13   0.10
  Net realized gains....................
1.00      0.88      0.35        --        --    1.00    0.88    0.35       --
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
1.04      0.89      0.35      0.01      0.03    1.12     1.01     0.48     0.10
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........
$12.12    $11.32    $11.10    $10.43     $9.37  13.91   $12.71   $12.31   $11.54
-------------------------------------------------------------------------------

TOTAL RETURN (A)........................
17.18%    10.72%     9.85%    11.43%    18.68%  19.25%   12.26%  10.91%   12.29%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$1,535    $1,625    $1,695    $1,690    $1,783      $--     $--     $56     $42
  Ratios to average net assets:
     Net investment income (loss).......
0.29%     0.05%     0.24%    (0.14%)  (0.04%)   1.28%    1.11%    1.26%    0.93%
     Net expenses.......................
1.95%     1.95%     1.95%     1.95%    1.88%   0.95%    0.95%    0.95%     0.95%
     Gross expenses.....................
1.95%     1.94%     1.96%     2.05%    1.94%   0.95%    0.95%    0.96%    0.99%
  Portfolio turnover rate...............
59%       52%       35%       32%       29%     59%      52%      35%      32%
--------------------------------------------------------------------------------


                                           CLASS Y
                                           9/30/03
--------------------------------------------------

INCEPTION DATE                              1/5/98
Net asset value, beginning of period....     $8.77
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......      0.09
  Net realized and unrealized gains
     (losses) on investments............      1.62

--------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................      1.71
--------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................      0.11
  Net realized gains....................        --
--------------------------------------------------
TOTAL DISTRIBUTIONS.....................      0.11
--------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $10.37
--------------------------------------------------

TOTAL RETURN (A)........................    19.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................    $5,993
  Ratios to average net assets:
     Net investment income (loss).......     0.96%
     Net expenses.......................     0.88%
     Gross expenses.....................     0.94%
  Portfolio turnover rate...............       29%
--------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

68



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SMALL-CAP EQUITY FUND

-------------------------------------------------------------------------------



       CLASS A                                      CLASS B
9/30/07   9/30/06  9/30/05  9/30/04  9/30/03 9/30/07  9/30/06  9/30/05  9/30/04
-------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --   9/30/98        --       --       --        --
Net asset value, beginning of period....
$16.16    $15.70    $14.87    $12.67   $11.49  $15.11  $14.81   $14.22    $12.22
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......
(0.01)    (0.02)     0.04     (0.06)   (0.01)  (0.12)   (0.14)  (0.06)    (0.16)
  Net realized and unrealized gains
     (losses) on investments............
2.24      1.03      2.89      2.26     1.19    2.09     0.97     2.75      2.16

--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................
2.23      1.01      2.93      2.20     1.18    1.97     0.83     2.69      2.00
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................
--      0.02        --        --       --      --       --       --        --
  Net realized gains....................
2.26      0.53      2.10        --       --    2.26     0.53     2.10        --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
2.26      0.55      2.10        --       --    2.26     0.53     2.10        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........
$16.13    $16.16    $15.70    $14.87   $12.67  $14.82   $15.11   $14.81   $14.22
--------------------------------------------------------------------------------

TOTAL RETURN (A)........................
14.87%     6.60%    20.87%    17.36%   10.27%   14.10%    5.77%  20.04%   16.37%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$58,523   $59,397   $56,235   $48,852  $51,902  $7,716  $10,583 $11,567 $11,885
  Ratios to average net assets:
     Net investment income (loss).......
(0.03%)   (0.13%)   0.26%    (0.38%)  (0.06%) (0.78%)  (0.88%)  (0.46%)  (1.15%)
     Net expenses.......................
1.24%     1.21%     1.21%     1.24%    1.24%   1.98%    1.96%    1.95%    1.99%
     Gross expenses.....................
1.24%     1.21%     1.21%     1.25%    1.24%   1.98%    1.96%    1.96%    2.00%
  Portfolio turnover rate...............
37%       38%       34%       93%     122%     37%      38%      34%      93%
-------------------------------------------------------------------------------

                                          CLASS B
                                          9/30/03
-------------------------------------------------

INCEPTION DATE                            9/30/98
Net asset value, beginning of period....   $11.16
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......    (0.09)
  Net realized and unrealized gains
     (losses) on investments............     1.15

-------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     1.06
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................       --
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $12.22
-------------------------------------------------

TOTAL RETURN (A)........................    9.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $18,694
  Ratios to average net assets:
     Net investment income (loss).......   (0.81%)
     Net expenses.......................    1.99%
     Gross expenses.....................    1.99%
  Portfolio turnover rate...............     122%
-------------------------------------------------






 CLASS C (LEVEL LOAD)                           CLASS Y
30/07   9/30/06   9/30/05   9/30/04   9/30/03 9/30/07  9/30/06  9/30/05  9/30/04
--------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --   9/30/99      --       --       --       --
Net asset value, beginning of period....
$15.07    $14.77    $14.19    $12.19    $11.14 $16.44  $15.99   $15.07   $12.81
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)......
(0.12)    (0.13)    (0.06)    (0.16)  (0.09)   0.04     0.02     0.08    (0.02)
  Net realized and unrealized gains
     (losses) on investments............
2.07      0.96      2.74      2.16      1.14    2.28     1.04     2.94     2.28

------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................
1.95      0.83      2.68      2.00      1.05    2.32     1.06     3.02     2.26
------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................
--        --        --        --        --      --     0.08       --       --
  Net realized gains....................
2.26      0.53      2.10        --        --    2.26     0.53     2.10       --
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
2.26      0.53      2.10        --        --    2.26     0.61     2.10       --
-----------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........
$14.76    $15.07    $14.77    $14.19   $12.19  $16.50  $16.44   $15.99   $15.07
----------------------------------------------------------------------------

TOTAL RETURN (A)........................
13.99%     5.79%    20.02%    16.41%   9.43%  15.20%    6.85%   21.22%   17.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$7,428    $7,668    $8,391    $9,615  $8,945  $8,053  $11,990  $24,385  $23,144
  Ratios to average net assets:
     Net investment income (loss).......
(0.78%)   (0.88%)   (0.44%)   (1.12%)  0.83%)  0.23%    0.10%    0.54%  (0.12%)
     Net expenses.......................
1.99%     1.96%     1.95%     1.99%   2.01%   0.99%    0.95%    0.96%    0.99%
     Gross expenses.....................
1.99%     1.96%     1.96%     2.00%   2.01%   0.99%    0.95%    0.96%    1.00%
  Portfolio turnover rate...............
37%       38%       34%       93%      122%     37%      38%      34%      93%
--------------------------------------------------------------------------------

                                          CLASS Y
                                          9/30/03
-------------------------------------------------

INCEPTION DATE                            9/30/98
Net asset value, beginning of period....   $11.59
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)......     0.02
  Net realized and unrealized gains
     (losses) on investments............     1.20

-------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     1.22
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................       --
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $12.81
-------------------------------------------------

TOTAL RETURN (A)........................   10.53%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $19,715
  Ratios to average net assets:
     Net investment income (loss).......    0.18%
     Net expenses.......................    1.01%
     Gross expenses.....................    1.01%
  Portfolio turnover rate...............     122%
-------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

                                                                              69



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GLOBAL EQUITY FUND

--------------------------------------------------------------------------------



     CLASS A                                      CLASS B
9/30/07   9/30/06  9/30/05  9/30/04   9/30/03 9/30/07  9/30/06  9/30/05  9/30/04
-------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --    1/5/93      --       --       --       --
Net asset value, beginning of period....
$24.66    $21.05    $18.13    $16.07    $13.39  $22.71   $19.41   $16.76  $14.94
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b) .....
0.18      0.10      0.19      0.04      0.04   (0.03)   (0.07)    0.04    (0.09)
  Net realized and unrealized gains
     (losses) on investments ...........
7.38      3.64      2.83      2.05      2.71    6.80     3.37     2.61     1.91

------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................
7.56      3.74      3.02      2.09      2.75    6.77     3.30     2.65     1.82
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................
0.14      0.13      0.10      0.03      0.07      --       --       --       --
  Net realized gains....................
--        --        --        --        --      --       --       --       --
--------------------------------------------------------------------------------
0.14      0.13      0.10      0.03      0.07      --       --       --       --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........
$32.08    $24.66    $21.05    $18.13    $16.07  $29.48  $22.71   $19.41   $16.76
--------------------------------------------------------------------------------

TOTAL RETURN (A)........................
30.78%    17.85%    16.67%    13.03%    20.56%  29.81%   17.00%  15.81%  12.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$50,051   $37,653   $32,038   $30,324   $27,864    $457    $542    $826  $1,047
  Ratios to average net assets:
     Net investment income (loss) ......
0.64%     0.43%     0.95%     0.22%     0.26%  (0.12%)  (0.33%)   0.21%  (0.51%)
     Net expenses.......................
1.36%     1.46%     1.49%     1.65%     1.50%   2.10%    2.21%   2.24%    2.40%
     Gross expenses.....................
1.36%     1.46%     1.50%     1.67%     1.57%   2.10%    2.21%   2.25%    2.42%
  Portfolio turnover rate...............
66%       57%       61%       28%       64%     66%      57%      61%      28%
-----------------------------------------------------------------------------
                                           CLASS B
                                           9/30/03
--------------------------------------------------

INCEPTION DATE                            12/22/93
Net asset value, beginning of period....   $12.48
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b) .....    (0.07)
  Net realized and unrealized gains
     (losses) on investments ...........     2.53

--------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     2.46
--------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................       --
--------------------------------------------------
TOTAL DISTRIBUTIONS.....................       --
--------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $14.94
--------------------------------------------------

TOTAL RETURN (A)........................   19.71%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $1,503
  Ratios to average net assets:
     Net investment income (loss) ......   (0.51%)
     Net expenses.......................    2.27%
     Gross expenses.....................    2.36%
  Portfolio turnover rate...............      64%
--------------------------------------------------






CLASS C (LEVEL LOAD)                               CLASS Y
9/30/07   9/30/06   9/30/05  9/30/04  9/30/03 9/30/07  9/30/06  9/30/05  9/30/04
--------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --  9/30/99      --       --       --       --
Net asset value, beginning of period...
$22.85    $19.54    $16.88    $15.04   $12.47  $24.77   $21.14   $18.21   $16.14
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b).....
--     (0.06)     0.04     (0.09)    (0.07)     0.26     0.16     0.24     0.09
  Net realized and unrealized gains
     (losses) on investments ..........
6.81      3.37      2.62      1.93      2.64     7.40     3.66     2.84     2.05

-------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS...........................
6.81      3.31      2.66      1.84      2.57    7.66     3.82     3.08     2.14
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................
--        --        --        --        --    0.20      0.19      0.15      0.07
  Net realized gains...................
--        --        --        --        --      --        --        --        --
-----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS....................
--        --        --        --        --    0.20      0.19      0.15      0.07
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........
$29.66    $22.85    $19.54    $16.88    $15.04  $32.23  $24.77   $21.14   $18.21
-----------------------------------------------------------------------------
TOTAL RETURN (A).......................
29.80%    16.94%    15.76%    12.23%    20.61%  31.11%  18.14%   16.98%   13.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)........................
$467      $318      $272      $423     $326 $25,544  $20,643  $18,183  $16,596
  Ratios to average net assets:
     Net investment income (loss) .....
(0.01%)   (0.30%)    0.20%    (0.51%)   (0.47%)  0.91%    0.69%   1.19%    0.49%
     Net expenses......................
2.10%     2.21%     2.24%     2.40%     2.26%   1.10%    1.21%    1.24%    1.40%
     Gross expenses....................
2.10%     2.21%     2.25%     2.42%     2.33%   1.10%    1.21%    1.25%    1.42%
  Portfolio turnover rate..............
66%       57%       61%       28%       64%      66%      57%      61%      28%
--------------------------------------------------------------------------------

                                           CLASS Y
                                           9/30/03
--------------------------------------------------

INCEPTION DATE                            11/29/93
Net asset value, beginning of period...     $13.45
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b).....       0.08
  Net realized and unrealized gains
     (losses) on investments ..........       2.72

--------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS...........................       2.80
--------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income................       0.11
  Net realized gains...................         --
--------------------------------------------------
TOTAL DISTRIBUTIONS....................       0.11
--------------------------------------------------

NET ASSET VALUE, END OF PERIOD.........     $16.14
--------------------------------------------------

TOTAL RETURN (A).......................     20.87%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)........................    $13,548
  Ratios to average net assets:
     Net investment income (loss) .....      0.51%
     Net expenses......................      1.26%
     Gross expenses....................      1.34%
  Portfolio turnover rate..............        64%
--------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

70



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------------------



      CLASS A                                     CLASS B
9/30/07   9/30/06   9/30/05   9/30/04   9/30/03   9/30/07   9/30/06   9/30/05
------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --    3/2/94        --        --        --
Net asset value, beginning of period....
$18.79    $15.87    $12.73    $10.58     $9.41    $17.48    $14.79    $11.89
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......
0.23      0.16      0.14      0.09      0.07      0.04      0.02      0.02
  Net realized and unrealized gains
     (losses) on investments............
6.21      2.90      3.07      2.11      1.17      5.82      2.70      2.88

------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................
6.44      3.06      3.21      2.20      1.24      5.86      2.72      2.90
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................
0.16      0.14      0.07      0.05      0.07      0.03      0.03        --
  Net realized gains....................
0.02        --        --        --        --      0.02        --        --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
0.18      0.14      0.07      0.05      0.07      0.05      0.03        --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........
$25.05    $18.79    $15.87    $12.73    $10.58    $23.29    $17.48    $14.79
------------------------------------------------------------------------------

TOTAL RETURN (A)........................
34.50%    19.38%    25.32%    20.88%    13.18%    33.54%    18.41%    24.39%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$56,956   $40,564   $28,881   $23,144   $19,694    $1,449    $1,473    $1,249
  Ratios to average net assets:
     Net investment income (loss).......
1.06%     0.90%     0.97%     0.69%     0.75%     0.22%     0.13%     0.12%
     Net expenses.......................
1.45%     1.58%     1.42%     1.58%     1.51%     2.20%     2.32%     2.18%
     Gross expenses.....................
1.45%     1.58%     1.43%     1.58%     1.51%     2.20%     2.32%     2.18%
  Portfolio turnover rate...............
38%       39%       66%       31%       68%       38%       39%       66%
-----------------------------------------------------------------------------

                                                 CLASS B
                                             9/30/04   9/30/03
--------------------------------------------------------------

INCEPTION DATE                                    --    3/2/94
Net asset value, beginning of period....     $9.92       $8.86
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     (0.00)(c)   (0.01)
  Net realized and unrealized gains
     (losses) on investments............      1.98        1.07

--------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................      1.98        1.06
--------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................      0.01          --
  Net realized gains....................        --          --
--------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................      0.01          --
--------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $11.89       $9.92
--------------------------------------------------------------

TOTAL RETURN (A)........................    19.97%      11.96%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................    $1,286        $954
  Ratios to average net assets:
     Net investment income (loss).......    (0.02%)     (0.09%)
     Net expenses.......................     2.33%       2.25%
     Gross expenses.....................     2.33%       2.25%
  Portfolio turnover rate...............       31%         68%
--------------------------------------------------------------






 CLASS C (LEVEL LOAD)                                CLASS Y
9/30/07   9/30/06   9/30/05   9/30/04     9/30/03   9/30/07   9/30/06   9/30/05
-------------------------------------------------------------------------------
INCEPTION DATE
--        --        --        --      9/30/99        --        --        --
Net asset value, beginning of period....
$17.58    $14.85    $11.94     $9.95      $8.85      $18.99    $16.01    $12.85
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......
0.05      0.02      0.03     (0.01)      0.00(c)     0.28      0.09      0.18
  Net realized and unrealized gains
     (losses) on investments............
5.84      2.72      2.88      2.01       1.12        6.29      3.06      3.09

-------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................
5.89      2.74      2.91      2.00       1.12        6.57      3.15      3.27
------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................
0.01      0.01        --      0.01       0.02        0.21      0.17      0.11
  Net realized gains....................
0.02        --        --        --         --        0.02        --        --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
0.03      0.01        --      0.01       0.02        0.23      0.17      0.11
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........
$23.44    $17.58    $14.85    $11.94      $9.95      $25.33    $18.99    $16.01
--------------------------------------------------------------------------------
TOTAL RETURN (A)........................
33.53%    18.48%    24.37%    20.07%     12.62%      34.85%    19.83%    25.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$1,259    $1,031    $1,196    $1,081     $1,200     $10,354    $7,679   $69,794
  Ratios to average net assets:
     Net investment income (loss).......
0.25%     0.12%     0.19%    (0.09%)     0.05%       1.29%     0.51%     1.26%
     Net expenses.......................
2.20%     2.31%     2.17%     2.32%      2.27%       1.20%     1.17%     1.17%
     Gross expenses.....................
2.20%     2.31%     2.18%     2.33%      2.28%       1.20%     1.17%     1.17%
  Portfolio turnover rate...............
38%       39%       66%       31%        68%         38%       39%       66%
-----------------------------------------------------------------------------

                                                CLASS Y
                                           9/30/04   9/30/03
------------------------------------------------------------

INCEPTION DATE                                  --    3/2/94
Net asset value, beginning of period....    $10.68     $9.53
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......      0.12      0.09
  Net realized and unrealized gains
     (losses) on investments............      2.14      1.16

------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................      2.26      1.25
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................      0.09      0.10
  Net realized gains....................        --        --
------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................      0.09      0.10
------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $12.85    $10.68
------------------------------------------------------------

TOTAL RETURN (A)........................    21.22%    13.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $46,942   $37,413
  Ratios to average net assets:
     Net investment income (loss).......     0.95%     0.91%
     Net expenses.......................     1.33%     1.25%
     Gross expenses.....................     1.33%     1.26%
  Portfolio turnover rate...............       31%       68%
------------------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

                                                                              71



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE PREMIER GROWTH EQUITY FUND

--------------------------------------------------------------------------------



       CLASS A                                        CLASS B
9/30/07  9/30/06   9/30/05  9/30/04  9/30/03 9/30/07  9/30/06  9/30/05  9/30/04
-------------------------------------------------------------------------------

INCEPTION DATE
--       --        --        --   12/31/96      --       --       --        --
Net asset value, beginning of
  period.............................
$27.64    $26.96    $24.71    $23.26   $18.50   $25.67   $25.27   $23.29  $22.09
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss (b)............
(0.02)     0.03      0.11     (0.01)    (0.05)  (0.20)   (0.16)  (0.07)   (0.19)
  Net realized and unrealized gains
     (losses) on investments.........
3.64       1.23       2.19       1.46      4.81  3.35     1.14     2.05     1.39

-------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................
3.62       1.26       2.30      1.45      4.76   3.15     0.98     1.98     1.20
------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............
--         --       0.05         --        --       --      --       --       --
  Net realized gains.................
4.11       0.58         --        --       --     4.11    0.58       --       --
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................
4.11       0.58       0.05       --        --     4.11    0.58       --       --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......
$27.15    $27.64    $26.96    $24.71    $23.26  $24.71  $25.67   $25.27   $23.29
-------------------------------------------------------------------------------
TOTAL RETURN (A).....................
14.24%      4.69%     9.31%     6.23%   25.73%   13.40%  3.88%    8.50%    5.43%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................
$215,568 $224,381 $358,382  $378,947 $243,274  $12,542 $16,432  $27,629  $35,377
  Ratios to average net assets:
     Net investment income (loss)....
(0.07%)    0.12%     0.43%    (0.04%) (0.23%)  (0.82%) (0.64%)  (0.29%)  (0.78%)
     Net expenses....................
1.01%     1.02%     0.97%     1.00%     1.07%    1.76%   1.77%    1.72%    1.75%
     Gross expenses..................
1.01%     1.02%     0.97%     1.00%    1.08%    1.76%   1.77%    1.72%    1.75%
  Portfolio turnover rate............
28%        25%        34%        21%      17%     28%    25%     34%      21%
--------------------------------------------------------------------------------

                                        CLASS B
                                        9/30/03
-----------------------------------------------

INCEPTION DATE                         12/31/96
Net asset value, beginning of
  period.............................    $17.70
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss (b)............     (0.20)
  Net realized and unrealized gains
     (losses) on investments.........      4.59

-----------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................      4.39
-----------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............        --
  Net realized gains.................        --
-----------------------------------------------
TOTAL DISTRIBUTIONS..................        --
-----------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $22.09
-----------------------------------------------

TOTAL RETURN (A).....................    24.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $34,657
  Ratios to average net assets:
     Net investment income (loss)....    (0.98%)
     Net expenses....................     1.82%
     Gross expenses..................     1.82%
  Portfolio turnover rate............       17%
-----------------------------------------------






    CLASS C (LEVEL LOAD)                            CLASS Y
 9/30/07  9/30/06  9/30/05  9/30/04  9/30/03 9/30/07  9/30/06 9/30/05   9/30/04
--------------------------------------------------------------------------------

INCEPTION DATE
--       --       --       --   9/30/99      --       --       --        --
Net asset value, beginning of period..
$25.68   $25.28   $23.30   $22.10   $17.69  $28.11   $27.40   $25.13    $23.60
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)....
(0.20)   (0.16)   (0.08)   (0.19)   (0.20)    0.04     0.10     0.16       0.05
  Net realized and unrealized gains
     (losses) on investments..........
3.35      1.14      2.06     1.39     4.61     3.70     1.25      2.26      1.48

-------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................
3.15      0.98      1.98      1.20     4.41    3.74     1.35     2.42      1.53
-----------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............
--        --        --       --        --     0.17     0.06     0.15        --
  Net realized gains..................
4.11      0.58        --       --       --     4.11     0.58       --        --
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...................
4.11      0.58        --       --       --     4.28     0.64     0.15        --
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........
$24.72    $25.68   $25.28   $23.30   $22.10   $27.57   $28.11  $27.40    $25.13
------------------------------------------------------------------------------

TOTAL RETURN (A)......................
13.40%     3.88%    8.50%    5.43%   24.93%   14.52%    4.94%   9.62%     6.48%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................
$31,467  $39,838  $63,433  $68,744  $47,482  $16,826  $66,149 $209,902  $139,864
  Ratios to average net assets:
     Net investment income (loss).....
(0.82%)  (0.63%)  (0.32%)  (0.79%)  (0.99%)   0.17%    0.34%    0.58%     0.21%
     Net expenses.....................
1.76%     1.78%    1.72%    1.75%    1.83%    0.75%    0.76%    0.72%     0.75%
     Gross expenses...................
1.76%     1.78%    1.72%    1.75%    1.84%    0.75%    0.76%    0.72%     0.75%
  Portfolio turnover rate.............
28%      25%      34%      21%      17%      28%      25%       34%       21%
-------------------------------------------------------------------------------
                                          CLASS Y
                                          9/30/03
-------------------------------------------------

INCEPTION DATE                           12/31/96
Net asset value, beginning of period..     $18.72
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)....       0.00(c)
  Net realized and unrealized gains
     (losses) on investments..........       4.88

-------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................       4.88
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............         --
  Net realized gains..................         --
-------------------------------------------------
TOTAL DISTRIBUTIONS...................         --
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD........     $23.60
-------------------------------------------------

TOTAL RETURN (A)......................     26.07%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................    $93,875
  Ratios to average net assets:
     Net investment income (loss).....      0.02%
     Net expenses.....................      0.82%
     Gross expenses...................      0.83%
  Portfolio turnover rate.............        17%
-------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

72



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------



       CLASS A                                        CLASS B
9/30/07  9/30/06  9/30/05   9/30/04  9/30/03  9/30/07  9/30/06  9/30/05  9/30/04
-------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --    1/5/93       --       --       --       --
Net asset value, beginning of
  period.............................
$25.10    $24.94    $23.67    $22.19    $19.30   $24.23  $24.13  $22.91 $21.50
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........
0.46      0.44      0.43      0.30     0.31     0.26     0.25    0.24     0.12
  Net realized and unrealized gains
     (losses) on investments.........
4.01      1.91      1.67      1.45     2.99     3.87     1.84     1.61     1.42

-------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................
4.47      2.35      2.10      1.75     3.30     4.13     2.09     1.85     1.54
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............
0.53      0.42      0.39      0.27     0.41     0.33     0.22     0.19     0.13
  Net realized gains.................
2.01      1.77      0.44       --       --     2.01     1.77     0.44      --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................
2.54      2.19      0.83     0.27     0.41     2.34     1.99     0.63     0.13
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......
$27.03   $25.10    $24.94    $23.67   $22.19   $26.02   $24.23   $24.13   $22.91
--------------------------------------------------------------------------------

TOTAL RETURN (A).....................
19.03%    10.01%     8.90%     7.94%   17.33%  18.15%    9.18%    8.13%    7.15%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................
$147,927 $133,003 $129,971 $128,471 $113,033  $13,980  $14,942  $17,746  $20,077
  Ratios to average net assets:
     Net investment income...........
1.82%     1.81%     1.74%     1.28%     1.50%    1.07%   1.04%    0.99%    0.53%
     Net expenses....................
0.87%     0.89%     0.80%     0.81%    0.84%    1.62%    1.64%    1.55%    1.56%
     Gross expenses..................
0.87%      0.89%     0.81%     0.81%    0.84%   1.62%    1.64%    1.56%    1.56%
  Portfolio turnover rate............
133%      118%      119%      135%      134%     133%     118%     119%     135%
--------------------------------------------------------------------------------

                                    CLASS B
                                        9/30/03
-----------------------------------------------

INCEPTION DATE                         12/22/93
Net asset value, beginning of
  period.............................    $18.69
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........      0.15
  Net realized and unrealized gains
     (losses) on investments.........      2.90

-----------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................      3.05
-----------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............      0.24
  Net realized gains.................        --
-----------------------------------------------
TOTAL DISTRIBUTIONS..................      0.24
-----------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $21.50
-----------------------------------------------

TOTAL RETURN (A).....................    16.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $17,297
  Ratios to average net assets:
     Net investment income...........     0.75%
     Net expenses....................     1.59%
     Gross expenses..................     1.59%
  Portfolio turnover rate............      134%
-----------------------------------------------






   CLASS C (LEVEL LOAD)                           CLASS Y
9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  9/30/07  9/30/06  9/30/05   9/30/04
--------------------------------------------------------------------------------
INCEPTION DATE
--       --       --       --   9/30/99       --       --       --        --
Net asset value, beginning of period...
$23.67   $23.62   $22.51   $21.18   $18.44   $25.34   $25.01   $23.74    $22.24
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)............
0.26      0.24      0.23     0.13     0.15     0.53     0.47     0.50      0.36
  Net realized and unrealized gains
     (losses) on investments...........
3.77      1.80      1.58      1.39     2.89     4.04     2.11     1.66      1.47

--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS...........................
4.03      2.04      1.81      1.52     3.04     4.57     2.58     2.16      1.83
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................
0.33      0.22      0.26      0.19     0.30     0.59     0.48     0.45      0.33
  Net realized gains...................
2.01      1.77      0.44       --       --     2.01     1.77     0.44        --
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS....................
2.34      1.99      0.70     0.19     0.30     2.60     2.25     0.89      0.33
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........
$25.36    $23.67   $23.62   $22.51   $21.18   $27.31   $25.34   $25.01    $23.74
-------------------------------------------------------------------------------

TOTAL RETURN (A).......................
18.16%     9.18%    8.12%    7.14%   16.62%   19.31%   11.03%    9.20%     8.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)........................
$14,462  $12,759  $15,975  $15,743   $5,355   $5,670   $3,161  $94,317  $107,340
  Ratios to average net assets:
     Net investment income.............
1.07%     1.04%     0.99%    0.57%    0.74%    2.07%    1.82%    2.01%     1.52%
     Net expenses......................
1.62%     1.64%     1.55%    1.55%    1.58%    0.62%    0.56%    0.55%     0.56%
     Gross expenses....................
1.62%     1.64%     1.56%    1.56%    1.58%    0.62%    0.56%    0.56%     0.56%
  Portfolio turnover rate..............
133%      118%      119%     135%     134%     133%     118%     119%      135%
-------------------------------------------------------------------------------

                                           CLASS Y
                                           9/30/03
--------------------------------------------------

INCEPTION DATE                            11/29/93
Net asset value, beginning of period...     $19.34
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)............       0.36
  Net realized and unrealized gains
     (losses) on investments...........       3.01

--------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS...........................       3.37
--------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income................       0.47
  Net realized gains...................         --
--------------------------------------------------
TOTAL DISTRIBUTIONS....................       0.47
--------------------------------------------------

NET ASSET VALUE, END OF PERIOD.........     $22.24
--------------------------------------------------

TOTAL RETURN (A).......................     17.65%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)........................   $103,532
  Ratios to average net assets:
     Net investment income.............      1.75%
     Net expenses......................      0.59%
     Gross expenses....................      0.59%
  Portfolio turnover rate..............       134%
--------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

                                                                              73



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------



   CLASS A                                             CLASS B
9/30/07    9/30/06    9/30/05    9/30/04    9/30/03  9/30/07   9/30/06   9/30/05
--------------------------------------------------------------------------------

INCEPTION DATE
--         --         --         --     9/8/93        --        --        --
Net asset value, beginning of period..
$8.56      $8.69      $8.79      $8.90      $8.94    $8.63      $8.77     $8.86
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...........
0.34       0.32       0.28       0.25       0.30     0.28       0.26      0.21
  Net realized and unrealized gains
     (losses) on investments..........
0.04      (0.13)     (0.10)     (0.11)     (0.04)    0.05      (0.14)    (0.08)

-------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................
0.38       0.19       0.18       0.14
0.26     0.33       0.12      0.13
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............
0.34       0.32       0.28       0.25       0.30     0.28       0.26      0.22
  Net realized gains..................
--         --         --         --         --       --         --        --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...................
0.34       0.32       0.28       0.25       0.30     0.28       0.26      0.22
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD........
$8.60      $8.56      $8.69      $8.79      $8.90    $8.68      $8.63     $8.77
-------------------------------------------------------------------------------

TOTAL RETURN (A)......................
4.57%      2.27%      2.08%      1.60%      2.95%    3.91%      1.40%     1.44%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................
$119,640   $132,535   $154,259   $169,373  $194,705    $896    $1,468   $2,327
  Ratios to average net assets:
     Net investment income............
4.01%      3.76%      3.21%      2.80%      3.36%    3.24%      3.01%     2.43%
     Net expenses.....................
0.89%      0.88%      0.86%      0.95%      0.87%    1.64%      1.63%     1.61%
     Gross expenses...................
0.90%      0.88%      0.86%      0.96%      0.87%    1.65%      1.63%     1.62%
  Portfolio turnover rate.............
323%       275%       148%       217%       151%     323%       275%      148%
-------------------------------------------------------------------------------

                                             CLASS B
                                        9/30/04   9/30/03
---------------------------------------------------------

INCEPTION DATE                               --   4/22/87
Net asset value, beginning of period..    $8.98     $9.01
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...........     0.18      0.24
  Net realized and unrealized gains
     (losses) on investments..........    (0.12)    (0.04)

---------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................     0.06      0.20
---------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............     0.18      0.23
  Net realized gains..................       --        --
---------------------------------------------------------
TOTAL DISTRIBUTIONS...................     0.18      0.23
---------------------------------------------------------

NET ASSET VALUE, END OF PERIOD........    $8.86     $8.98
---------------------------------------------------------

TOTAL RETURN (A)......................    0.74%     2.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................   $5,159    $8,366
  Ratios to average net assets:
     Net investment income............    2.04%     2.68%
     Net expenses.....................    1.70%     1.62%
     Gross expenses...................    1.71%     1.62%
  Portfolio turnover rate.............     217%      151%
---------------------------------------------------------






                                          CLASS C (LEVEL LOAD)
                         9/30/07     9/30/06     9/30/05     9/30/04     9/30/03
--------------------------------------------------------------------------------

INCEPTION DATE                --          --          --          --    9/30/99
Net asset value,
  beginning of
  period............     $8.66       $8.80       $8.89       $9.00        $9.04
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (b).....      0.28        0.26        0.22        0.18         0.24
  Net realized and
     unrealized
     gains (losses)
     on
     investments....      0.05       (0.14)      (0.09)      (0.11)       (0.05)

--------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS........      0.33        0.12        0.13        0.07         0.19
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income.........      0.28        0.26        0.22        0.18         0.23
  Net realized
     gains..........        --          --          --          --           --
--------------------------------------------------------------------------------
TOTAL
  DISTRIBUTIONS.....      0.28        0.26        0.22        0.18         0.23
--------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD.........     $8.71       $8.66       $8.80       $8.89        $9.00
--------------------------------------------------------------------------------

TOTAL RETURN (A)....     3.90%       1.41%       1.44%       0.85%        2.19%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).....      $294        $418        $543        $777       $1,047
  Ratios to average
     net assets:
     Net investment
       income.......     3.24%       3.01%       2.40%       2.04%        2.61%
     Net expenses...     1.64%       1.63%       1.61%       1.70%        1.62%
     Gross
       expenses.....     1.64%       1.63%       1.62%       1.71%        1.62%
  Portfolio turnover
     rate...........      323%        275%        148%        217%         151%
--------------------------------------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

74



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SHORT-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------



   CLASS A                                      CLASS B
9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  9/30/07  9/30/06  9/30/05   9/30/04
--------------------------------------------------------------------------------

INCEPTION DATE
--       --       --       --   3/2/94       --       --       --        --
Net asset value, beginning of period....
$11.23   $11.31   $11.67   $12.04   $12.21   $11.22   $11.29    $11.65    $12.02
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............
0.49      0.48      0.48      0.36     0.34     0.42     0.41     0.41      0.29
  Net realized and unrealized gains
     (losses) on investments............
0.05     (0.09)    (0.36)    (0.25)    (0.09)    0.05   (0.08)   (0.36)   (0.25)

--------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................
0.54      0.39      0.12      0.11      0.25     0.47     0.33     0.05     0.04
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................
0.48      0.47      0.48      0.36      0.41     0.42     0.40     0.41     0.29
  Net realized gains....................
--        --        --      0.09      0.01       --       --       --     0.09
  Return of capital.....................
--        --        --      0.03        --        --       --       --     0.03
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
0.48      0.47     0.48     0.48     0.42     0.42     0.40     0.41     0.41
------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........
$11.29   $11.23   $11.31   $11.67   $12.04   $11.27   $11.22   $11.29   $11.65
-------------------------------------------------------------------------------

TOTAL RETURN (A)........................
4.95%     3.51%     1.08%     0.91%    2.06%    4.23%    2.98%    0.47%    0.30%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$38,705  $37,676  $43,909  $53,825  $64,054   $3,219   $4,543   $4,243   $5,044
  Ratios to average net assets:
     Net investment income..............
4.34%     4.27%     4.15%     3.02%    2.82%    3.75%    3.67%    3.55%   2.44%
     Net expenses.......................
0.80%     0.79%     0.78%     0.75%    0.73%    1.40%    1.39%    1.38%    1.35%
     Gross expenses.....................
0.80%     0.80%     0.86%     0.86%    0.80%    1.40%    1.40%    1.46%    1.46%
  Portfolio turnover rate...............
114%      222%       91%       89%     110%     114%     222%      91%      89%
-------------------------------------------------------------------------------

                                          CLASS B
                                          9/30/03
-------------------------------------------------

INCEPTION DATE                             3/2/94
Net asset value, beginning of period....   $12.19
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.27
  Net realized and unrealized gains
     (losses) on investments............    (0.10)

-------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     0.17
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.33
  Net realized gains....................     0.01
  Return of capital.....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................     0.34
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $12.02
-------------------------------------------------

TOTAL RETURN (A)........................    1.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $5,206
  Ratios to average net assets:
     Net investment income..............    2.20%
     Net expenses.......................    1.32%
     Gross expenses.....................    1.40%
  Portfolio turnover rate...............     110%
-------------------------------------------------






    CLASS C (LEVEL LOAD)                          CLASS Y
9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  9/30/07  9/30/06  9/30/05  9/30/04
-------------------------------------------------------------------------------

INCEPTION DATE
--       --       --       --   9/30/99        --        --        --        --
Net asset value, beginning of period....
$11.22    $11.29   $11.65   $12.02   12.19    $11.20   $11.27   $11.63    $12.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............
0.40      0.39     0.39     0.26    0.24      0.51     0.49     0.52     0.38
  Net realized and unrealized gains
     (losses) on investments............
0.05     (0.08)    (0.35)   (0.24)  (0.09)     0.05    (0.07)   (0.37)   (0.23)

-------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................
0.45      0.31      0.04     0.02    0.15      0.56     0.42     0.15     0.15
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................
0.40      0.38      0.40     0.27    0.31      0.51     0.49     0.51     0.40
  Net realized gains....................
--        --        --      0.09     0.01        --       --       --     0.09
  Return of capital.....................
--        --        --      0.03       --        --       --       --     0.03
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
0.40      0.38      0.40      0.39     0.32      0.51     0.49     0.51     0.52
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........
$11.27    $11.22   $11.29   $11.65   12.02    $11.25   $11.20   $11.27   $11.63
-------------------------------------------------------------------------------

TOTAL RETURN (A)........................
4.08%     2.83%     0.32%    0.14%   1.29%     5.12%    3.84%    1.32%    1.26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$3,039   $4,007   $5,322   $7,591   8,281   $54,444  $50,153   $7,302   $7,821
  Ratios to average net assets:
     Net investment income..............
3.60%     3.53%     3.38%     2.24%   1.99%     4.59%    4.39%    4.41%    3.41%
     Net expenses.......................
1.55%     1.55%     1.53%     1.50%    1.47%    0.55%    0.54%    0.53%    0.50%
     Gross expenses.....................
1.55%     1.56%     1.61%     1.61%   1.55%     0.55%    0.55%    0.61%    0.62%
  Portfolio turnover rate...............
114%      222%       91%       89%    110%      114%     222%      91%      89%
-------------------------------------------------------------------------------

                                           CLASS Y
                                           9/30/03
--------------------------------------------------

INCEPTION DATE                              3/2/94
Net asset value, beginning of period....    $12.17
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............      0.40
  Net realized and unrealized gains
     (losses) on investments............     (0.12)

--------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................      0.28
--------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................      0.44
  Net realized gains....................      0.01
  Return of capital.....................        --
--------------------------------------------------
TOTAL DISTRIBUTIONS.....................      0.45
--------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $12.00
--------------------------------------------------

TOTAL RETURN (A)........................     2.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................    $1,160
  Ratios to average net assets:
     Net investment income..............     3.33%
     Net expenses.......................     0.47%
     Gross expenses.....................     0.52%
  Portfolio turnover rate...............      110%
--------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

                                                                              75



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TAX-EXEMPT FUND

--------------------------------------------------------------------------------



     CLASS A                                      CLASS B
9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  9/30/07  9/30/06  9/30/05   9/30/04
-------------------------------------------------------------------------------

INCEPTION DATE
--        --       --        --   9/8/93        --        --        --        --
Net asset value, beginning of period....
$11.63    $11.77    $12.04   $12.19   $12.21   $11.63   $11.77   $12.04   $12.18
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............
0.46      0.46      0.45      0.43     0.44     0.38     0.37     0.36     0.34
  Net realized and unrealized gains
     (losses) on investments............
(0.22)    (0.14)    (0.27)   (0.15)   (0.02)   (0.23)   (0.14)   (0.27)   (0.14)

------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................
0.24      0.32      0.18     0.28     0.42     0.15     0.23     0.09      0.20
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................
0.46      0.46      0.45      0.43     0.44     0.37     0.37     0.36     0.34
  Net realized gains....................
--        --        --        --        --       --       --       --        --
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
0.46      0.46      0.45      0.43     0.44     0.37     0.37     0.36     0.34
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........
$11.41    $11.63    $11.77    $12.04   $12.19   $11.41   $11.63   $11.77  $12.04
-----------------------------------------------------------------------------
TOTAL RETURN (A)........................
2.11%     2.82%     1.50%     2.37%    3.54%    1.35%    2.05%    0.75%   1.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$29,433  $26,327  $29,685  $40,638  $41,541     $484     $849   $1,630  $2,582
  Ratios to average net assets:
     Net investment income..............
4.00%     3.98%     3.77%     3.58%     3.59%    3.27%    3.24%    3.02%   2.82%
     Net expenses.......................
0.87%     0.87%     0.87%     0.87%     0.85%    1.62%    1.62%    1.62%   1.62%
     Gross expenses.....................
1.12%     1.04%     0.96%     0.90%     0.86%    1.87%    1.79%    1.71%   1.66%
  Portfolio turnover rate...............
40%       43%       39%       17%       30%      40%      43%      39%      17%
--------------------------------------------------------------------------------

                                          CLASS B
                                          9/30/03
-------------------------------------------------

INCEPTION DATE                             9/8/93
Net asset value, beginning of period....   $12.21
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.35
  Net realized and unrealized gains
     (losses) on investments............    (0.03)

-------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     0.32
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.35
  Net realized gains....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................     0.35
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $12.18
-------------------------------------------------

TOTAL RETURN (A)........................    2.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $3,779
  Ratios to average net assets:
     Net investment income..............    2.89%
     Net expenses.......................    1.60%
     Gross expenses.....................    1.61%
  Portfolio turnover rate...............      30%
-------------------------------------------------






       CLASS C (LEVEL LOAD)                       CLASS Y
9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  9/30/07  9/30/06  9/30/05  9/30/04
----------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --   9/30/99        --       --       --       --
Net asset value, beginning of period....
$11.62    $11.76   $12.04   $12.18   $12.21   $12.57   $12.72   $13.04   $13.18
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............
0.37      0.38      0.36     0.34     0.35     0.53     0.53     0.51     0.50
  Net realized and unrealized gains
     (losses) on investments............
(0.21)    (0.14)    (0.28)   (0.14)   (0.03)   (0.23)   (0.15)   (0.31)   (0.14)

--------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................
0.16      0.24      0.08      0.20      0.32     0.30     0.38     0.20     0.36
------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................
0.37      0.38      0.36     0.34     0.35     0.53     0.53     0.52     0.50
  Net realized gains....................
--        --        --        --        --       --       --       --       --
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................
0.37      0.38      0.36     0.34     0.35     0.53     0.53     0.52     0.50
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........
$11.41    $11.62   $11.76   $12.04   $12.18   $12.34   $12.57   $12.72    $13.04
-------------------------------------------------------------------------------

TOTAL RETURN (A)........................
1.44%     2.06%     0.66%    1.69%    2.77%    2.43%    3.09%    1.54%    2.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................
$228      $364      $956    $1,771   $2,711      $36      $35      $34      $33
  Ratios to average net assets:
     Net investment income..............
3.27%     3.27%     3.03%     2.83%    2.90%    4.25%    4.24%    3.98%    3.81%
     Net expenses.......................
1.62%     1.63%     1.63%     1.62%    1.60%    0.62%    0.61%    0.62%    0.62%
     Gross expenses.....................
1.87%     1.79%     1.71%     1.66%    1.60%    0.87%    0.77%    0.71%    0.66%
  Portfolio turnover rate...............
40%       43%       39%       17%       30%       40%      43%      39%      17%
--------------------------------------------------------------------------------

                                           CLASS Y
                                           9/30/03
--------------------------------------------------

INCEPTION DATE                             9/26/97
Net asset value, beginning of period....    $12.70
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............      0.48
  Net realized and unrealized gains
     (losses) on investments............      0.50**

--------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................      0.98
--------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................      0.50**
  Net realized gains....................        --
--------------------------------------------------
TOTAL DISTRIBUTIONS.....................      0.50
--------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $13.18
--------------------------------------------------

TOTAL RETURN (A)........................     7.88%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................      $287
  Ratios to average net assets:
     Net investment income..............     3.70%
     Net expenses.......................     0.62%
     Gross expenses.....................     0.63%
  Portfolio turnover rate...............       30%
--------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

76



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE FIXED INCOME FUND

--------------------------------------------------------------------------------



    CLASS A                                           CLASS B
9/30/07  9/30/06  9/30/05   9/30/04   9/30/03 9/30/07  9/30/06  9/30/05  9/30/04
--------------------------------------------------------------------------------

INCEPTION DATE
--        --        --        --    1/5/93       --       --       --       --
Net asset value, beginning of
  period.............................
$11.90    $12.12    $12.56    $12.78    $12.75 $11.90   $12.12   $12.56   $12.78
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........
0.61      0.57      0.48      0.41      0.41     0.52     0.48     0.38     0.32
  Net realized and unrealized gains
     (losses) on investments.........
(0.07)    (0.20)    (0.22)    (0.04)    0.16   (0.06)   (0.19)   (0.21)   (0.04)

------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS.........................
0.54      0.37      0.26      0.37      0.57     0.46     0.29     0.17     0.28
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............
0.60      0.56      0.47      0.42      0.44     0.52     0.48     0.38     0.33
  Net realized gains.................
--      0.03      0.23      0.17      0.10       --     0.03     0.23      0.17
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................
0.60      0.59      0.70      0.59      0.54     0.52     0.51     0.61     0.50
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......
$11.84    $11.90    $12.12    $12.56   $12.78  $11.84   $11.90   $12.12   $12.56
--------------------------------------------------------------------------------
TOTAL RETURN (A).....................
4.77%     3.13%     2.11%     2.99%     4.58%   3.99%    2.45%    1.34%    2.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................
$121,475  $130,779 $142,688  $153,014 $167,091  $1,472  $2,078   $2,728   $3,208
  Ratios to average net assets:
     Net investment income...........
5.10%     4.84%     3.85%     3.30%     3.20%   4.34%    4.08%    3.09%    2.55%
     Net expenses....................
0.82%     0.80%     0.80%     0.78%     0.78%   1.57%    1.55%    1.55%    1.53%
     Gross expenses..................
0.83%     0.86%     0.81%     0.79%     0.78%   1.58%    1.61%    1.56%    1.54%
  Portfolio turnover rate............
385%      337%      311%      363%      381%    385%     337%     311%     363%
-------------------------------------------------------------------------------

                                        CLASS B
                                        9/30/03
-----------------------------------------------

INCEPTION DATE                         12/22/93
Net asset value, beginning of
  period.............................   $12.76
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........     0.31
  Net realized and unrealized gains
     (losses) on investments.........     0.15

-----------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS.........................     0.46
-----------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     0.34
  Net realized gains.................     0.10
-----------------------------------------------
TOTAL DISTRIBUTIONS..................     0.44
-----------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $12.78
-----------------------------------------------

TOTAL RETURN (A).....................    3.71%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $3,555
  Ratios to average net assets:
     Net investment income...........    2.45%
     Net expenses....................    1.53%
     Gross expenses..................    1.54%
  Portfolio turnover rate............     381%
-----------------------------------------------






    CLASS C (LEVEL LOAD)                          CLASS Y
9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  9/30/07  9/30/06  9/30/05  9/30/04
-------------------------------------------------------------------------------

INCEPTION DATE
--        --        --       --   9/30/99       --       --       --       --
Net asset value, beginning of period...
$11.91   $12.14   $12.57   $12.79   $12.76   $11.89   $12.11   $12.55    $12.77
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)............
0.52     0.49     0.38     0.32     0.30     0.64     0.61     0.51     0.44
  Net realized and unrealized gains
     (losses) on investments...........
(0.05)   (0.21)   (0.20)   (0.04)    0.17    (0.06)  (0.21)    (0.22)    (0.04)

------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...........................
0.47     0.28     0.18     0.28     0.47     0.58     0.40      0.29      0.40
--------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income................
0.52     0.48     0.38     0.33     0.34     0.63     0.59     0.50      0.45
  Net realized gains...................
--     0.03     0.23     0.17     0.10       --     0.03     0.23     0.17
-----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS....................
0.52     0.51     0.61     0.50     0.44     0.63     0.62     0.73      0.62
----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.........
$11.86   $11.91   $12.14   $12.57   $12.79   $11.84   $11.89   $12.11    $12.55
---------------------------------------------------------------------------
TOTAL RETURN (A).......................
3.99%    2.37%    1.43%    2.22%    3.78%    5.03%    3.48%     2.36%     3.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)........................
$1,108   $1,237   $1,731   $2,681   $3,274  $14,221  $14,900  $87,216   $94,622
  Ratios to average net assets:
     Net investment income.............
4.34%    4.09%    3.10%    2.55%    2.36%    5.35%    4.99%    4.10%    3.55%
     Net expenses......................
1.57%    1.55%    1.55%    1.53%    1.52%    0.57%    0.55%    0.55%    0.53%
     Gross expenses....................
1.58%    1.61%    1.56%    1.54%    1.53%    0.58%    0.58%    0.56%    0.54%
  Portfolio turnover rate..............
385%     337%     311%     363%     381%     385%     337%      311%      363%
------------------------------------------------------------------------------

                                           CLASS Y
                                           9/30/03
-------------------

INCEPTION DATE                            11/29/93
Net asset value, beginning of period...     $12.75
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)............       0.44
  Net realized and unrealized gains
     (losses) on investments...........       0.15

--------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...........................       0.59
--------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income................       0.47
  Net realized gains...................       0.10
--------------------------------------------------
TOTAL DISTRIBUTIONS....................       0.57
--------------------------------------------------

NET ASSET VALUE, END OF PERIOD.........     $12.77
--------------------------------------------------

TOTAL RETURN (A).......................      4.75%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)........................   $110,539
  Ratios to average net assets:
     Net investment income.............      3.45%
     Net expenses......................      0.53%
     Gross expenses....................      0.53%
  Portfolio turnover rate..............       381%
--------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

                                                                              77



FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE MONEY MARKET FUND

--------------------------------------------------------------------------------



                         9/30/07     9/30/06     9/30/05     9/30/04     9/30/03
--------------------------------------------------------------------------------

INCEPTION DATE                --          --          --          --      1/5/93
Net asset value,
  beginning of
  period............       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............       0.05       0.04       0.02       0.01        0.01(b)
Net realized and
  unrealized gains
  (losses) in
  investments.......          --          --          --          --          --

-------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS........        0.05        0.04        0.02        0.01        0.01
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income (loss)..        0.05        0.04        0.02        0.01        0.01
  Net realized
     gains..........          --          --          --          --          --
--------------------------------------------------------------------------------
TOTAL
  DISTRIBUTIONS.....        0.05        0.04        0.02        0.01        0.01
--------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD.........       $1.00       $1.00       $1.00       $1.00       $1.00
--------------------------------------------------------------------------------

TOTAL RETURN (A)....       5.09%       4.38%       2.36%       0.89%       0.96%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).....    $265,440    $214,333    $214,638    $234,979    $269,533
  Ratios to average
     net assets:
     Net investment
       income.......       4.97%       4.29%       2.32%       0.85%       0.94%
     Net expenses...       0.39%       0.41%       0.40%       0.35%       0.41%
     Gross
       expenses.....       0.39%       0.41%       0.40%       0.35%       0.41%
--------------------------------------------------------------------------------





See Notes to Financial Highlights and Notes to Financial Statements.

78



Notes to Financial Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(b) Net investment income per share is based on average shares outstanding during the period.

(c)    Less than $0.01 per share.

(d)    Less than $1,000 of asset in share class.

    ** The Fund recorded an accounting adjustment for $1,100 in 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y Shares would have been 3.80%. The Fund's net realized and unrealized gains (losses) on investments and distributions from net investment income would have been (0.01) per share without this adjustment.



See Notes to Financial Highlights and Notes to Financial Statements.

                                                                              79




                      (This page intentionally left blank.)


Statements of Assets
and Liabilities September 30, 2007

        GE               GE               GE               GE
        U.S.            VALUE        SMALL-CAP           GLOBAL
        EQUITY           EQUITY           EQUITY           EQUITY
        FUND             FUND             FUND             FUND



ASSETS

  Investments in securities, at market***
     (cost $397,227,518; $53,822,547;
     $68,082,400; $56,282,913; $46,645,112;
     $232,048,521; $145,201,792;
     $127,832,501; $112,639,432;
     $29,942,090; $157,624,352 and $0
     respectively)..........................
      $462,784,580      $61,053,249      $80,981,810      $74,575,283

  Short-term Investments (at amortized
     cost)..................................
      485,000               --               --               --

  Short-term affiliated investments (at
     amortized cost)........................
         6,231,375          417,278          697,635        3,362,995

  Cash......................................
                --               --               --               --

  Repurchase Agreement......................
                --               --               --               --

  Foreign currency (cost $554; $0; $0;
     $106,565; $73,221; $0; $278,368;
     $12,132; $0; $0; $289,458 and $0
     respectively)..........................
               559               --               --          107,219

  Receivable for investments sold...........
           954,452          190,700          444,554          222,358

  Income receivables........................
           395,198           68,716           70,423          142,850

  Receivable for fund shares sold...........
           372,125           47,713           39,034           12,037

  Variation margin receivable...............
                --               --               --               --

  Other assets..............................
            11,591            1,509               20           21,157


---------------------------------------------------------------------
     TOTAL ASSETS..........................
..       471,234,880       61,779,165       82,233,476       78,443,899

-----------------------------------------------------------------------

LIABILITIES

  Distribution Payable to Shareholders......
                --               --               --               --

  Payable upon return of securities loaned..
                --               --               --               --

  Payable for investments purchased.........
         1,355,711          160,000          203,177        1,691,559

  Payable for fund shares redeemed..........
         4,489,576           13,171           84,067           26,220

  Payable to GEAM...........................
           499,818          197,598          202,342          176,241

  Accrued other expenses....................
                --               --           24,035           31,261

  Variation margin payable..................
             7,585               --               --               --

  Other liabilities.........................
                --               --               --               --

  Payable to custodian......................
               --               --               --               --

-----------------------------------------------------------------------

     TOTAL LIABILITIES......................
         6,352,690          370,769          513,621        1,925,281

----------------------------------------------------------------------

NET ASSETS..................................
       464,882,190       61,408,396       81,719,855       76,518,618

---------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital paid in...........................
       362,497,465       45,408,694       53,910,178       50,364,146

  Undistributed (distribution in excess of)
     net investment income..................
         2,904,936          253,753           41,418          403,370

  Accumulated net realized gain (loss)......
        33,918,413        8,515,247       14,868,849        7,454,258

  Net unrealized appreciation/
     (depreciation) on:

     Investments............................
        65,557,062        7,230,702       12,899,410       18,292,370

     Futures................................
             4,309               --               --               --

     Foreign currency related transactions..
                 5               --               --            4,474

---------------------------------------------------------------------

NET ASSETS..................................
      $464,882,190      $61,408,396      $81,719,855      $76,518,618

--------------------------------------------------------------------





                                              See Notes to Financial Statements.

                                                                              80





             GE             GE               GE           GE               GE
  INTERNATIONAL        PREMIER        STRATEGIC   GOVERNMENT       SHORT-TERM
         EQUITY  GROWTH EQUITY       INVESTMENT   SECURITIES       GOVERNMENT
           FUND           FUND             FUND         FUND             FUND






                                                 $128,824,9-
  $67,839,871     $274,054,386    $172,692,735            74    $112,217,842
           --               --              --    27,222,148      15,950,000
    1,764,861        2,550,875      13,638,493            --              --

           --               --              --        33,907           9,674
           --               --              --            --              --
       74,125               --         282,843        12,349              --
       76,145          265,299       6,216,422            --       1,543,548
      167,269          106,618         514,928     1,450,196       1,319,295
      136,027          494,114         944,655         4,087           8,904
           --           13,000              --            --              --
      353,133               33              26        34,781         197,601
----------------------------------------------------------------------------
                                                  157,582,4-
   70,411,431      277,484,325     194,290,102            42     131,246,864
----------------------------------------------------------------------------

           --               --              --        93,302          16,248
           --               --              --    36,152,437      29,956,415
       69,809               --      11,816,910       155,762       1,453,308
      110,897          629,128         113,903        65,041          35,800
      154,145          443,861         206,179       275,242         373,862
       54,010            7,556         115,513            --              --
        4,688               --              18        10,675              --
           --               --              --            --              --
           --               --              --            --           4,105
----------------------------------------------------------------------------
      393,549        1,080,545      12,252,523    36,752,459      31,839,738
----------------------------------------------------------------------------
                                                  120,829,9-
   70,017,882      276,403,780     182,037,579            83      99,407,126
----------------------------------------------------------------------------


                                                  135,776,1-
   41,814,252      215,952,537     137,966,136            84     103,290,430
      674,193          257,348       2,247,573       (35,815)        105,829
                                                  (15,903,1-
    6,337,927       18,216,276      14,331,390            64)     (3,567,543)

   21,194,759       42,005,865      27,490,943       992,473        (421,590)
       (5,064)         (28,246)         (2,980)           87              --
        1,815               --           4,517           218              --
----------------------------------------------------------------------------
                                                 $120,829,9-
  $70,017,882     $276,403,780    $182,037,579            83    $ 99,407,126
----------------------------------------------------------------------------
                              GE             GE
             GE            FIXED          MONEY
     TAX-EXEMPT           INCOME         MARKET
           FUND             FUND         FUND**

    $30,427,759     $154,768,746    $         --
             --       36,914,720     217,622,333
      2,429,457               --              --
             --            5,014              --
             --               --      45,650,000
             --          295,685              --
             --       21,950,563              --
        418,964        1,379,445       1,601,262
         50,000          155,887       2,507,136
             --               --              --
        145,810           71,244          36,226
        ----------------------------------------
     33,471,990      215,541,304     267,416,957
        ----------------------------------------
         19,564           63,394          55,521
             --       32,444,817              --
      3,016,321       44,443,662              --
          1,206           19,159       1,623,658
        253,622          293,323         298,028
             --               --              --
             --            1,033              --
            123               --              --
             --               --              --
        ----------------------------------------
      3,290,836       77,265,388       1,977,207
        ----------------------------------------
     30,181,154      138,275,916     265,439,750
        ----------------------------------------
     30,205,002      144,875,094     265,439,750
         50,587          800,434             120
      (560,104)      (4,530,373)           (120)
       485,669       (2,855,606)             --
            --          (19,856)             --
            --            6,223              --
        ----------------------------------------
    $30,181,154     $138,275,916    $265,439,750
         ---------------------------------------


81


Statements of Assets
and Liabilities (continued) September 30,
 2007

                 GE              GE              GE              GE
                 U.S.           VALUE       SMALL-CAP          GLOBAL
                 EQUITY          EQUITY          EQUITY          EQUITY
                 FUND            FUND            FUND            FUND



CLASS A:
Net assets.....................................
      316,324,139      56,906,631      58,522,595      50,051,078

Shares outstanding ($.001 par value; unlimited
  shares authorized)...........................
       10,192,621       4,438,415       3,627,880       1,560,147

Net asset value per share......................
            31.03           12.82           16.13           32.08

----------------------------------------------------------------

Maximum offering price per share...............
            32.92           13.60           17.11           34.04

----------------------------------------------------------------


CLASS B:
Net assets.....................................
        4,909,781       2,966,727       7,716,167         456,926

Shares outstanding ($.001 par value; unlimited
  shares authorized)..........................
          166,484         242,893         520,813          15,500

--------------------------------------------------------------


Net asset value per share*.....................
            29.49           12.21           14.82           29.48

--------------------------------------------------------------

CLASS C: (LEVEL LOAD)
Net assets.....................................
        6,891,790       1,534,913       7,427,708         466,794

Shares outstanding ($.001 par value; unlimited
  shares authorized)...........................
          237,622         126,644         503,143          15,738

------------------------------------------------------------


Net asset value per share*.....................
            29.00           12.12           14.76           29.66

------------------------------------------------------------


CLASS Y:
Net assets.....................................
      136,756,480          125.45       8,053,385      25,543,820

Shares outstanding ($.001 par value; unlimited
  shares authorized)..........................
..        4,421,363            9.02         488,224         792,541

---------------------------------------------------------
-

Net asset value per share......................
            30.93           13.91           16.50           32.23

--------------------------------------------------------------




     * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
    ** GE Money Market Fund is no load fund offering only one class of share to all investors
   *** Includes $35,081,829; $28,901,710; $31,475,784 of securities on loan in the GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund respectively,


                                              See Notes to Financial Statements.

                                                                              82





    GE
 INTERNA-               GE             GE             GE            GE
  TIONAL           PREMIER      STRATEGIC     GOVERNMENT    SHORT-TERM
  EQUITY     GROWTH EQUITY     INVESTMENT     SECURITIES    GOVERNMENT
   FUND               FUND           FUND           FUND          FUND



 56,955,856      215,568,252    147,926,643    119,639,997    38,705,012
 2,274,058        7,938,600      5,473,293     13,903,564     3,428,914
    25.05            27.15          27.03           8.60         11.29
----------------------------------------------------------------------
    26.58            28.81          28.68           8.98         11.58
----------------------------------------------------------------------


 1,449,184       12,542,126     13,979,592        895,674     3,219,413
   62,223          507,507        537,319        103,188       285,667
-----------------------------------------------------------------------
    23.29            24.71          26.02           8.68         11.27
----------------------------------------------------------------------


 1,259,022       31,467,100     14,461,666        294,312     3,038,898
   53,718        1,272,823        570,347         33,788       269,605
----------------------------------------------------------------------
    23.44            24.72          25.36           8.71         11.27
----------------------------------------------------------------------


 10,353,820       16,826,302      5,669,678             --    54,443,803
  408,765          610,215        207,580             --     4,838,841
----------------------------------------------------------------------
    25.33            27.57          27.31             --         11.25
----------------------------------------------------------------------


                           GE             GE
            GE          FIXED          MONEY
    TAX-EXEMPT         INCOME         MARKET
          FUND           FUND         FUND**
    29,433,082    121,475,186    265,439,750
     2,578,614     10,255,807    265,513,770
         11.41          11.84           1.00
        ------------------------------------
         11.92          12.37             --
        ------------------------------------
       484,197      1,471,846             --
        42,428        124,259             --
         -----------------------------------
         11.41          11.84             --
        ------------------------------------
       228,091      1,107,856             --
        19,992         93,413             --
        ------------------------------------
         11.41          11.86             --
        ------------------------------------
        35,784     14,221,028             --
         2,899      1,200,781             --
        ------------------------------------
         12.34          11.84             --
        ------------------------------------










83

Statements of Operations
for the year ended September 30, 2007


                     GE               GE               GE               GE
                     U.S.            VALUE        SMALL-CAP           GLOBAL
                     EQUITY           EQUITY           EQUITY           EQUITY
                     FUND             FUND             FUND             FUND




INVESTMENT INCOME

  INCOME:

     Dividends...............................
      $ 8,035,846      $ 1,347,691      $   871,845      $ 1,337,694

     Interest*...............................
          176,736            7,420           50,012           39,712

     Interest from affiliated investments**..
          395,683           47,305           70,099           68,571

     Less: Foreign taxes withheld............
          (18,969)          (5,189)              --          (97,594)


------------------------------------------------


  TOTAL INCOME...............................
        8,589,296        1,397,227          991,956        1,348,383

--------------------------------------------------------------------------

  EXPENSES:

     Advisory and administration fees........
        1,803,374          345,896          613,084          505,072

     Distributors fees (Notes 4 & 8)

       Class A...............................
          774,995          143,898          151,820          108,056

       Class B...............................
           59,962           35,683          100,874            5,113

       Class C...............................
          73,265           15,843           76,531            2,988

     Blue sky fees...........................
           49,785           54,351           61,958           43,008

     Transfer agent fees.....................
          237,920           73,448           69,372           87,879

     Trustees fees...........................
           11,450            1,690            2,182            1,739

     Custody and accounting expenses.........
           89,127           62,606           57,609           67,135

     Professional fees.......................
           39,089           17,607           20,416           17,639

     Registration and other expenses.........
           78,647           19,782           37,749           20,905

------------------------------------------------------------

  TOTAL EXPENSES BEFORE WAIVER AND
     REIMBURSEMENT...........................
       3,217,614          770,804        1,191,595          859,534

     Less: Expenses waived or borne by the
       adviser...............................
              --           (3,417)              --               --

     Add: Expenses reimbursed to the
       adviser...............................
               --           23,665               --               --

--------------------------------------------------------------------------

     Net expenses............................
        3,217,614          791,052        1,191,595          859,534

--------------------------------------------------------------------------

  NET INVESTMENT INCOME (LOSS)...............
        5,371,682          606,175         (199,639)         488,849

-------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS

  REALIZED GAIN (LOSS) ON:

     Investments.............................
       43,760,305        9,676,897       17,548,571        9,319,769

     Futures.................................
         (533,709)         (19,354)              --          (16,758)

     Written options.........................
               --               --               --               --

     Foreign currency related transactions...
           (2,858)              --               --            3,347

  INCREASE (DECREASE) IN UNREALIZED
     APPRECIATION/(DEPRECIATION) ON:

     Investments.............................
      19,734,774         (253,956)      (4,947,901)       8,337,002

     Futures.................................
            2,179               --               --           (3,982)

     Written options........................
..               --               --               --               --

     Foreign currency related transactions...
               5               --               --            4,916

---------------------------------------------------------------------

     Net realized and unrealized gain (loss)
       on investments........................
     62,960,696        9,403,587       12,600,670       17,644,294

------------------------------------------------------------------------

  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS..............................
      $68,332,378      $10,009,762      $12,401,031      $18,133,143

------------------------------------------------------------------------




    * Income attributable to security lending activity, net of rebate expenses, for the GE U.S. Equity Fund, GE Value Equity Fund, GE Small Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $13,081; $4,389 $46,863; $36,975; $48,119; $7,104; $69,123; $262,667; $86,689; and
      $212,083 respectively.
   ** Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $175,915; $52,864 and $71,814 respectively.





                                                                              84






       GE                   GE               GE           GE               GE
 INTERNATIONAL         PREMIER        STRATEGIC   GOVERNMENT       SHORT-TERM
     EQUITY      GROWTH EQUITY       INVESTMENT   SECURITIES       GOVERNMENT
      FUND                FUND             FUND         FUND             FUND





    $ 1,552,051    $ 2,519,422      $ 2,425,762   $       --       $       --
         61,003         44,056        1,978,285    5,599,409        4,441,733
         65,803        373,503          303,830      552,864          535,429
       (152,009)            --         (118,431)          --               --

-----------------------------------------------------------------------------
      1,526,848      2,936,981        4,589,446    6,152,273        4,977,162

-----------------------------------------------------------------------------


        489,096      1,891,979          604,778      504,572          291,663

        123,470        541,781          348,685      310,173           93,419
         15,340        146,363          147,107       12,016           34,164
         11,398        337,799          128,916        3,845           34,392
         47,142         61,322           45,378       56,445           46,569
         58,064        221,446          111,737      117,653           34,955
          1,640          7,672            4,364        2,981            2,414
         92,874         67,646          224,001       81,910           88,165
         21,050         37,034           25,158       19,441           18,492
         21,071         89,658           46,819       28,786           30,883

-----------------------------------------------------------------------------
        881,145      3,402,700        1,686,943    1,137,822          675,116
             --             --               --       (8,313)            (360)
             --             --               --           --           19,406

------------------------------------------------------------------------------
        881,145      3,402,700        1,686,943    1,129,509          694,162

------------------------------------------------------------------------------
        645,703       (465,719)       2,902,503    5,022,764        4,283,000

-----------------------------------------------------------------------------



      7,176,977     29,445,457       15,584,936       56,695          198,274
         26,641         54,565          (11,171)      86,078               --
             --             --           (1,742)      (8,298)              --
         (9,044)            --           44,257       20,563               --


      9,962,232     13,184,423       11,341,921      492,842          231,222
        (17,002)        14,149            8,238      (69,930)              --
             --             --             (328)        (468)              --
          3,033             --            3,512        2,776               --

-----------------------------------------------------------------------------
     17,142,837     42,698,594       26,969,623      580,258          429,496

-----------------------------------------------------------------------------
    $17,788,540    $42,232,875      $29,872,126   $5,603,022       $4,712,496

-----------------------------------------------------------------------------


                              GE             GE
             GE            FIXED          MONEY
     TAX-EXEMPT           INCOME         MARKET
           FUND             FUND           FUND





     $       --       $       --    $        --
      1,263,478        7,599,827     12,615,967
         42,372          872,963             --
             --               --             --

---------------------------------------
      1,305,850        8,472,790     12,615,967

--------------------------------------


         94,159          503,913        591,064

         64,416          313,246             --
          7,175           18,373             --
          2,648           11,581             --
         44,139           45,783         26,311
         15,726           70,029        191,916
            640            3,473          6,065
         49,946          137,535         31,948
         17,233           24,522         22,857
         11,711           33,956         53,139

--------------------------------------
        307,793        1,162,411        923,300
       (67,493)         (15,078)            --
             --            7,438             --

--------------------------------------
        240,300        1,154,771        923,300

---------------------------------------
      1,065,550        7,318,019     11,692,667

--------------------------------------



       (293,625)         (16,821)            --
             --          (12,337)            --
             --           (6,506)            --
             --           51,479             --


       (208,971)        (592,125)            --
             --          (31,156)            --
             --           (1,309)            --
             --            8,088             --

--------------------------------------
       (502,596)        (600,687)            --

-------------------------------------
     $  562,954       $6,717,332    $11,692,667

----------------------------------












See Notes to Financial Statements.

85



Statements of
Changes in
Net Assets

                GE                            GE
                U.S.                         VALUE
                EQUITY                        EQUITY
                FUND                          FUND
               Year Ended     Year Ended     Year Ended     Year Ended
               September 30,  September 30,  September 30,  September 30,
               2007           2006           2007           2006
---------------------------------------------------------------------------


INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments
       income (loss)......
   $  5,371,682  $   5,641,972   $    606,175   $   381,599
     Net realized gain
       (loss) on
       investments,
       futures, written
       options, and
       foreign currency
       transactions.......
     43,223,738     72,186,242      9,657,543     5,149,439
     Net increase
       (decrease) in
       unrealized
       appreciation /
       (depreciation) on
       investments,
       futures, written
       options, and
       foreign currency
       translations.......
     19,736,958    (18,537,835)      (253,956)      464,608

---------------------------------------------------------------------------

     Net increase
       (decrease) from
       operations.........
     68,332,378     59,290,379     10,009,762     5,995,646
--------------------------------------------------------------------------

  DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
     Net investment income
       Class A............
    (4,119,575)    (4,831,499)      (657,021)     (379,949)
       Class B............
        (34,041)       (61,797)        (6,150)           --
       Class C............
        (51,687)       (69,802)        (5,495)       (1,564)
       Class Y............
    (1,929,563)    (5,671,675)            (1)         (610)
     Net realized gains
       Class A............
   (30,921,699)   (13,453,693)    (4,825,196)   (3,529,246)
       Class B............
      (703,596)      (482,029)      (323,973)     (455,194)
       Class C............
      (835,550)      (404,164)      (134,646)     (134,220)
       Class Y............
   (12,261,075)   (13,410,424)            (8)       (4,234)

----------------------------------------------------------------------------

  TOTAL DISTRIBUTIONS.....
    (50,856,786)   (38,385,083)    (5,952,490)   (4,505,017)
----------------------------------------------------------------------------

Increase (decrease) in net
  assets from operations
  and distributions.......
    17,475,592     20,905,296      4,057,272     1,490,629
--------------------------------------------------------------------------

  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A............
    30,713,097     17,583,628     18,978,347    15,024,216
       Class B............
        118,118        194,691        158,474       303,136
       Class C............
        256,964        293,850        100,986       120,310
       Class Y............
     13,990,769     20,011,487             --         5,811
     Value of
       distributions
       reinvested
       Class A............
     33,887,243     17,669,455      5,313,836     3,733,770
       Class B............
        699,656        521,088        320,309       441,543
       Class C............
       809,302        428,435        133,466       126,357
       Class Y............
     14,188,136     18,803,933              9         4,844
     Proceeds from short-
       term trading fees
       Class A............
            (1)            --             --            --
       Class B............
             --             --             --            --
       Class C............
             --             --             --            --
       Class Y............
             1             --             --            --
     Cost of shares
       redeemed
       Class A............
    (58,976,827)   (89,679,061)   (29,112,097)   (9,786,111)
       Class B............
    (2,789,556)    (6,663,880)    (1,954,097)   (2,925,911)
       Class C............
     (2,011,606)    (2,709,213)      (438,740)     (348,166)
       Class Y............
    (11,635,025)  (236,775,393)            --       (66,048)

----------------------------------------------------------------------------

     Net increase
       (decrease) from
       shares
       transactions.......
     19,250,271   (260,320,980)    (6,499,507)    6,633,751
------------------------------------------------------------------------------

  TOTAL INCREASE
     (DECREASE) IN NET
     ASSETS...............
     36,725,863   (239,415,684)    (2,442,235)    8,124,380

NET ASSETS
     Beginning of period..
    428,156,327    667,572,011     63,850,631    55,726,251
----------------------------------------------------------------------------

     End of period........
   $464,882,190  $ 428,156,327   $ 61,408,396   $63,850,631
----------------------------------------------------------------------------
-
UNDISTRIBUTED
  (DISTRIBUTION IN EXCESS
  OF) NET INVESTMENTS
  INCOME, END OF PERIOD...
   $  2,904,936  $   3,670,978   $    253,753   $   316,245




                     SMALL-CAP         GLOBAL
                       EQUITY         EQUITY
                          FUND           FUND
     Year Ended     Year Ended     Year Ended
  September 30,  September 30,  September 30,
           2007           2006           2007
------------------------------------------------------------------------------


    $   (199,639)  $   (259,200)  $   488,849
      17,548,571     12,082,208     9,306,358
      (4,947,901)    (5,122,250)    8,337,936

-----------------------------------------------------------------------------
---
          12,401,031      6,700,758    18,133,143
-----------------------------------------------------------------------------
---
              --        (64,150)     (216,574)
               --             --            --
             --             --            --
             --       (120,037)     (167,253)
     Net realized gains
     (8,113,193)    (1,928,559)           --
     (1,521,433)      (401,197)           --
     (1,064,839)      (286,272)           --
     (1,068,383)      (786,626)           --

------------------------------------
    (11,767,848)    (3,586,841)     (383,827)
--------------------------------------

         633,183      3,113,917    17,749,316
------------------------------------

       7,435,889     10,783,692     5,963,077
         331,337        434,922        28,416
       1,206,898      1,339,849       256,180
         313,444      3,526,968     2,358,802
       7,764,302      1,912,125       206,409
       1,442,210        378,169            --
         997,632        270,357            --
       1,068,383        876,253       167,253

              --             --            --
              --             --            --
              --             --            --
              --             --            --

    (16,495,204)   (11,202,724)   (5,172,945)
     (4,506,189)    (2,034,192)     (247,430)
     (2,401,579)    (2,505,786)     (189,871)
     (5,708,142)   (17,833,030)   (3,755,886)

--------------------------------------------
      (8,551,019)   (14,053,397)     (385,995)
----------------------------------------
      (7,917,836)   (10,939,480)   17,363,321

      89,637,691    100,577,171    59,155,297
-----------------------------------
    $ 81,719,855   $ 89,637,691   $76,518,618
------------------------------------

    $     41,418   $     90,508   $   403,370


                                   GE                              GE
  Statements of                GLOBAL                   INTERNATIONAL
  Changes in                   EQUITY                          EQUITY
  Net Assets                     FUND                            FUND
                              Year Ended     Year Ended     Year Ended
                            September 30,  September 30,  September 30,
                                 2006           2007           2006
--------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments
       income (loss)......   $   289,110    $    645,703   $    531,486
     Net realized gain
       (loss) on
       investments,
       futures, written
       options, and
       foreign currency
       transactions.......     6,578,970       7,194,574     25,295,226
     Net increase
       (decrease) in
       unrealized
       appreciation /
       (depreciation) on
       investments,
       futures, written
       options, and
       foreign currency
       translations.......     2,198,400       9,948,263     (7,464,772)

--------------------------------------------------------------------------
     Net increase
       (decrease) from
       operations.........     9,066,480      17,788,540     18,361,940
--------------------------------------------------------------------------
  DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
     Net investment income
       Class A............      (201,978)       (363,030)      (263,209)
       Class B............            --          (2,208)        (2,542)
       Class C............            --            (687)          (987)
       Class Y............      (158,596)        (84,013)      (772,059)
     Net realized gains
       Class A............            --         (37,356)            --
       Class B............            --          (1,386)            --
       Class C............            --            (965)            --
       Class Y............            --          (6,800)            --

--------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....      (360,574)       (496,445)    (1,038,797)
--------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations
  and distributions.......     8,705,906      17,292,095     17,323,143
--------------------------------------------------------------------------
  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A............     3,790,009      13,394,568     13,974,774
       Class B............        93,462         230,038        445,499
       Class C............        32,391         203,782        125,186
       Class Y............     3,564,853         861,027     16,086,256
     Value of
       distributions
       reinvested
       Class A............       193,184         387,653        256,631
       Class B............            --           3,329          2,349
       Class C............            --           1,464            879
       Class Y............       158,596          90,813        772,051
     Proceeds from short-
       term trading fees
       Class A............         1,004           6,855          3,266
       Class B............            17             227            122
       Class C............             8             160             96
       Class Y............           553           1,249          2,752
     Cost of shares
       redeemed
       Class A............    (3,838,899)    (11,338,452)    (8,273,408)
       Class B............      (493,278)       (688,697)      (451,208)
       Class C............       (32,753)       (303,187)      (487,167)
       Class Y............    (4,338,924)       (872,273)   (90,154,070)

--------------------------------------------------------------------------
     Net increase
       (decrease) from
       shares
       transactions.......      (869,777)      1,978,556    (67,695,992)
--------------------------------------------------------------------------
  TOTAL INCREASE
     (DECREASE) IN NET
     ASSETS...............     7,836,129      19,270,651    (50,372,849)

NET ASSETS
     Beginning of period..    51,319,168      50,747,231    101,120,080
--------------------------------------------------------------------------
     End of period........   $59,155,297    $ 70,017,882   $ 50,747,231
--------------------------------------------------------------------------
UNDISTRIBUTED
  (DISTRIBUTION IN EXCESS
  OF) NET INVESTMENTS
  INCOME, END OF PERIOD...   $   295,001    $    674,193   $    487,472







                                                                              86






                            GE                          GE
                       PREMIER                   STRATEGIC
                 GROWTH EQUITY                  INVESTMENT
                          FUND                       FUND
                                                  Year Ended
   Year Ended      Year Ended      Year Ended     September
 September 30,   September 30,   September 30,       30,
      2007            2006            2007           2006
------------------------------------------------------------



  $   (465,719)  $     322,998    $  2,902,503   $ 3,536,777


    29,500,022      56,098,988      15,616,280    22,748,048



    13,198,572     (29,373,956)     11,353,343    (3,904,970)

-------------------------------------------------------------
    42,232,875      27,048,030      29,872,126    22,379,855
-------------------------------------------------------------


            --              --      (2,745,839)   (2,105,961)
            --              --        (193,949)     (154,760)
            --              --        (167,965)     (141,191)
      (321,790)       (373,510)        (97,556)   (1,827,598)

   (31,401,919)     (7,659,674)    (10,479,807)   (8,966,649)
    (2,416,931)       (554,332)     (1,192,689)   (1,246,405)
    (5,643,591)     (1,392,209)     (1,031,189)   (1,124,916)
    (7,698,309)     (3,798,834)       (332,456)   (6,733,288)

-------------------------------------------------------------

   (47,482,540)    (13,778,559)    (16,241,450)    (22,300,768)
---------------------------------------------------------------

    (5,249,665)     13,269,471      13,630,676        79,087
------------------------------------------------------------


    31,641,630      57,475,931       9,377,893    16,637,609
       106,443         546,941         343,958       645,286
     3,132,945       3,110,937       2,679,185       243,700
     4,868,128      12,291,231       2,820,789     6,769,595

    30,623,910       7,408,111      12,251,366    10,561,792
     2,235,118         507,317       1,314,234     1,334,198
     5,482,707       1,158,790       1,113,153     1,155,028
     7,641,629       3,981,084         430,012     8,560,886

            (3)             --              --            --
            (1)             --              --            --
             1              --              --            --
             3              --              --            --


   (69,135,738)   (206,981,554)    (17,857,763)    (25,356,117)
    (5,678,389)    (12,599,863)     (3,687,100)   (4,828,225)
   (15,761,186)    (28,306,753)     (3,059,536)   (4,606,017)

   (60,304,280)   (164,406,567)     (1,184,154)   (105,340,844)

---------------------------------------------------------------


   (65,147,083)   (325,814,395)      4,542,037     (94,223,109)
---------------------------------------------------------------
                                                  -
   (70,396,748)   (312,544,924)     18,172,713     (94,144,022)



   346,800,528     659,345,452     163,864,866     258,008,888
--------------------------------------------------------------

  $276,403,780   $ 346,800,528    $182,037,579    $163,864,866
--------------------------------------------------------------

  $    257,348   $     751,466    $  2,247,573   $ 2,506,122


                              GE                              GE
                      GOVERNMENT                      SHORT-TERM
                      SECURITIES                      GOVERNMENT
                            FUND                            FUND

      Year Ended      Year Ended      Year Ended      Year Ended
       September 30,   September 30,   September 30,   September 30,
          2007            2006            2007            2006
---------------------------------------------------------------



    $  5,022,764    $  5,405,746    $ 4,283,000     $  3,836,483

         155,038      (2,355,850)       198,274       (2,434,425)



        425,220        (158,939)       231,222        1,874,574

-----------------------------------------------------
       5,603,022       2,890,957      4,712,496        3,276,632
------------------------------------------------------


     (4,971,204)     (5,315,806)    (1,610,600)      (1,691,503)
        (38,802)        (57,315)      (148,915)        (152,815)
        (12,403)        (14,324)      (122,269)        (160,207)
             --              --     (2,366,785)      (1,748,405)

             --              --             --               --
             --              --             --               --
             --              --             --               --
             --              --             --               --

--------------------------------------------------
                                                  -
     (5,022,409)     (5,387,445)    (4,248,569)      (3,752,930)
--------------------------------------------------

         580,613      (2,496,488)       463,927         (476,298)
----------------------------------------------------


       2,169,917       1,820,181      7,081,974        3,568,741
          38,489         226,130        105,213        1,050,676
          89,334          49,231        151,997          246,872
              --              --      1,693,557       41,266,990

       3,700,931       3,899,503      1,419,895        1,491,902
          33,465          43,887        113,174          125,165
         10,382          12,752        102,914          137,784
              --              --      2,366,752        1,746,921

             --              --             --               --
             --              --             --               --
             --              --             --               --
             --              --             --               --

    (19,342,859)    (24,996,569)    (7,650,468)     (11,004,874)
       (647,312)     (1,089,549)    (1,558,069)        (850,216)
       (223,495)       (177,779)    (1,238,947)      (1,662,218)

             --              --        (23,809)         (38,487)

-------------------------------------------------


    (14,171,148)    (20,212,213)     2,564,183       36,079,256
-------------------------------------------------

    (13,590,535)    (22,708,701)     3,028,110       35,602,958



     134,420,518     157,129,219     96,379,016       60,776,058
------------------------------------------------

    $120,829,983    $134,420,518    $99,407,126     $ 96,379,016
-----------------------------------------------

    $    (56,378)   $    (35,815)   $   105,829     $     71,398


             GE                                                         GE
        PREMIER                            GE                        FIXED
  GROWTH EQUITY                    TAX-EXEMPT                       INCOME
         FUND                            FUND                         FUND
   Year Ended      Year Ended      Year Ended       Year Ended      Year Ended
 September 30,   September 30,   September 30,    September 30,   September 30,
      2007            2007            2006             2007            2006
------------------------------------------------------------------------------



  $   (465,719)   $ 1,065,550     $ 1,150,915      $  7,318,019    $  8,958,303


    29,500,022       (293,625)        (84,489)           15,815      (5,161,090)



    13,198,572       (208,971)       (300,561)         (616,502)      1,432,480

------------------------------------------------------------------------------
    42,232,875        562,954         765,865         6,717,332       5,229,693
-------------------------------------------------------------------------------


            --     (1,032,016)     (1,091,277)       (6,377,711)     (6,420,708)
            --        (23,379)        (40,717)          (79,569)        (93,877)
            --         (8,658)        (17,771)          (50,127)        (58,243)
      (321,790)        (1,497)         (1,443)         (803,508)     (2,263,019)

   (31,401,919)            --              --                --        (344,106)
    (2,416,931)            --              --                --          (6,398)
    (5,643,591)            --              --                --          (3,953)
    (7,698,309)            --              --                --        (200,694)

--------------------------------------------------------------------------------
   (47,482,540)    (1,065,550)     (1,151,208)       (7,310,915)     (9,390,998)
--------------------------------------------------------------------------------

    (5,249,665)      (502,596)       (385,343)         (593,583)     (4,161,305)
--------------------------------------------------------------------------------


    31,641,630      8,355,236       1,821,397         7,020,720       7,586,561
       106,443          2,525           3,900           180,400          75,266
     3,132,945         22,977              --           135,598         129,384
     4,868,128             --              --         1,927,947       6,311,619

    30,623,910        753,176         793,236         5,439,459       5,773,960
     2,235,118         15,923          31,563            68,649          90,486
     5,482,707          5,094          10,426            42,737          54,055
     7,641,629          1,497           1,436           803,508       2,266,756

            (3)            --              --                --              --
            (1)            --              --                --              --
             1             --              --                --              --
             3             --              --                --              --

   (69,135,738)    (5,519,244)     (5,620,861)      (21,261,004)    (22,585,825)
    (5,678,389)      (368,828)       (794,714)         (847,658)       (765,131)
   (15,761,186)      (159,545)       (591,358)         (302,842)       (643,734)
   (60,304,280)            --              --        (3,331,532)    (79,502,653)

-------------------------------------------------------------------------------

   (65,147,083)     3,108,811      (4,344,975)      (10,124,018)    (81,209,256)
--------------------------------------------------------------------------------
   (70,396,748)     2,606,215      (4,730,318)      (10,717,601)    (85,370,561)


   346,800,528     27,574,939      32,305,257       148,993,517     234,364,078
-------------------------------------------------------------------------------
  $276,403,780    $30,181,154     $27,574,939      $138,275,916    $148,993,517
-------------------------------------------------------------------------------

  $    257,348    $    50,587     $    50,587      $    800,434    $    741,851


                                GE
                             MONEY
                            MARKET
                              FUND
      Year Ended       Year Ended
   September 30,    September 30,
            2007             2006
---------------------------------------------------------------------------


    $ 11,692,667     $  8,910,335


             --               --



             --               --

---------------------------------------------------------------------------
      11,692,667        8,910,335
--------------------------


    (11,692,547)      (8,910,335)
             --               --
             --               --
             --               --

             --               --
             --               --
             --               --
             --               --

------------------------
    (11,692,547)      (8,910,335)
-----------------------

            120               --
-----------------------


     118,407,016       85,429,043
              --               --
              --               --
              --               --

      11,042,955        8,413,007
              --               --
              --               --
              --               --

              --               --
              --               --
              --               --
             --               --

    (78,343,049)     (94,147,694)
             --               --
             --               --
             --               --

-------------------------

     51,106,922         (305,644)
-----------------------
     51,107,042         (305,644)


     214,332,708      214,638,352
-----------------------
    $265,439,750     $214,332,708
-----------------------

    $        120     $         --





See Notes to Financial Statements.

87





                                                       GE          GE
  Statements of Changes                              U.S.          VALUE
  in Net Assets (continued)                        EQUITY          EQUITY
  Changes in Fund Shares                             FUND          FUND

                                   Year Ended     Year Ended     Year Ended
                                 September 30,  September 30,  September 30,
                                      2007           2006           2007
--------------------------------------------------------------------------

CLASS A:
Shares sold....................     1,023,263        616,891      1,539,003
Issued for distribution
  reinvested...................     1,202,528        638,578        459,277
Shares redeemed................    (1,991,504)    (3,123,495)    (2,424,626)

---------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.......................       234,287     (1,868,026)      (426,346)
----------------------------------------------------------------------------

CLASS B:
Shares sold....................         4,046          7,150         13,752
Issued for distribution
  reinvested...................        25,970         19,627         28,883
Shares redeemed................       (98,976)      (244,817)      (168,800)

----------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.......................       (68,960)      (218,040)      (126,165)
----------------------------------------------------------------------------

CLASS C:
Shares sold....................         9,214         10,964          8,739
Issued for distribution
  reinvested...................        30,551         16,352         12,133
Shares redeemed................       (73,004)      (100,262)       (37,754)

----------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.......................       (33,239)       (72,946)       (16,882)
----------------------------------------------------------------------------

CLASS Y:
Shares sold....................       473,518        704,724             --
Issued for distribution
  reinvested...................       505,996        682,786              1
Shares redeemed................      (402,441)    (8,252,372)            --

---------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.......................       577,073     (6,864,862)             1
---------------------------------------------------------------------------



          GE                              GE
       VALUE                       SMALL-CAP
      EQUITY                          EQUITY
        FUND                            FUND
     Year Ended     Year Ended     Year Ended
  September 30,  September 30,  September 30,
       2006           2007           2006
------------------------------------
     1,296,773         465,647        664,132
       341,607         517,965        123,923
     (862,601)     (1,032,082)      (693,900)
-----------------------------------
      775,779         (48,470)        94,155
----------------------------------
        27,671          22,100         28,504
        42,092         104,206         26,063
     (269,702)       (305,915)      (135,362)
----------------------------------
     (199,939)       (179,609)       (80,795)
----------------------------------
        11,253          81,573         88,527
        12,103          72,292         18,684
      (32,484)       (159,649)      (166,547)
----------------------------------
       (9,128)         (5,784)       (59,336)
----------------------------------
          484          19,561        217,263
          418          69,829         55,919
        (5,454)       (330,573)    (1,069,104)

-----------------------------------
        (4,552)       (241,183)      (795,922)



Statements of Changes
in Net Assets (continued)
 Changes in Fund Shares


                         GE                               GE
                         GLOBAL                    INTERNATIONAL
                         EQUITY                           EQUITY
                         FUND                             FUND
     Year Ended     Year Ended     Year Ended     Year Ended
     September 30,  September 30,  September 30,  September 30,
           2007           2006           2007           2006
-----------------------------------------------------------------------

CLASS A:
Shares sold....................
      209,123        161,470        620,443         786,089
Issued for distribution
  reinvested...................
        7,757          8,601         18,956          15,267
Shares redeemed................
    (183,590)      (165,357)      (524,650)       (461,610)

--------------------------------
---------------------------------------------------
Net increase (decrease) in fund
  shares.......................
      33,290          4,714        114,749         339,746
--------------------------------
---------------------------------------------------

CLASS B:
Shares sold....................
       1,160          4,286         12,253          26,901
Issued for distribution
  reinvested...................
          --             --            174             149
Shares redeemed................
       (9,504)       (22,997)       (34,435)        (27,295)

--------------------------------
---------------------------------------------------
Net increase (decrease) in fund
  shares.......................
       (8,344)       (18,711)       (22,008)           (245)
--------------------------------
---------------------------------------------------

CLASS C:
Shares sold....................
        8,968          1,314         10,141           7,606
Issued for distribution
  reinvested...................
           --             --             76              56
Shares redeemed................
       (7,153)        (1,292)       (15,148)        (29,520)

-------------------------------
----------------------------------------------------
Net increase (decrease) in fund
  shares.......................
        1,815             22         (4,931)        (21,858)
-------------------------------
----------------------------------------------------

CLASS Y:
Shares sold....................
       85,107        153,040         39,341         944,771
Issued for distribution
  reinvested...................
        6,269          7,046          4,400          45,576
Shares redeemed................
    (132,192)      (187,049)       (39,427)     (4,944,576)

--------------------------------
--------------------------------
-------------------
Net increase (decrease) in fund
  shares.......................
     (40,816)       (26,963)         4,314      (3,954,229)
--------------------------------
---------------------------------------------------




    * GE Money Market Fund is a no load fund offering only one class of shares to all investors




                                                                              88






                          GE                         GE
                     PREMIER                  STRATEGIC
               GROWTH EQUITY                 INVESTMENT
                        FUND                       FUND
                                                  Year Ended
   Year Ended      Year Ended      Year Ended     September
 September 30,   September 30,   September 30,       30,
      2007            2006            2007           2006
-------------------------------------------------------------


    1,202,547       2,105,048        369,034         678,346
    1,216,200         271,161        508,778         449,247
   (2,598,626)     (7,550,271)      (703,904)     (1,039,142)

--------------------------------------------------------------
     (179,879)     (5,174,062)       173,908          88,451
---------------------------------------------------------------


        4,313          21,516         14,333          27,490
       96,968          19,879         56,357          58,441
     (233,905)       (494,714)      (150,055)       (204,657)

--------------------------------------------------------------
     (132,624)       (453,319)       (79,365)       (118,726)
---------------------------------------------------------------


      129,239         121,686        110,933          10,518
      237,758          45,389         48,994          51,795
     (645,478)     (1,125,242)      (128,616)       (199,569)

--------------------------------------------------------------
     (278,481)       (958,167)        31,311        (137,256)
-------------------------------------------------------------


      183,467         440,671        112,119         276,428
      299,437         143,566         17,703         363,829
   (2,226,209)     (5,891,676)       (47,001)     (4,286,201)

-------------------------------------------------------------
   (1,743,305)     (5,307,439)        82,821      (3,645,944)
-------------------------------------------------------------


                                 GE                              GE
                         GOVERNMENT                      SHORT-TERM
                         SECURITIES                      GOVERNMENT
                          FUND                            FUND
      Year Ended      Year Ended      Year Ended      Year Ended
   September 30,   September 30,   September 30,   September 30,
       2007            2006            2007            2006
        254,047         212,020        629,670         317,794
        433,814         457,683        126,270         132,870
    (2,269,762)     (2,930,472)      (680,703)       (979,670)
---------------------------------------------------
  (1,581,901)     (2,260,769)        75,237        (529,006)
--------------------------------------------------
          4,478          26,172          9,380          93,863
         3,889           5,104         10,082          11,166
       (75,219)       (126,643)      (138,779)        (75,842)
---------------------------------------------------
      (66,852)        (95,367)      (119,317)         29,187
--------------------------------------------------
         10,326           5,688         13,545          22,011
          1,203           1,479          9,166          12,288
       (25,951)        (20,670)      (110,313)       (148,350)
---------------------------------------------------
       (14,422)        (13,503)       (87,602)       (114,051)
----------------------------------------------------
             --              --        151,078       3,678,115
             --              --        211,164         156,254
            --              --         (2,127)         (3,439)
----------------------------------------------------
            --              --        360,115       3,830,930
----------------------------------------------------


           GE                                                            GE
      PREMIER                              GE                         FIXED
GROWTH EQUITY                      TAX-EXEMPT                        INCOME
         FUND                            FUND                          FUND

   Year Ended      Year Ended      Year Ended       Year Ended      Year Ended
 September 30,   September 30,   September 30,    September 30,   September 30,
      2007            2007            2006             2007            2006
-------------------------------------------------------------------------------


    1,202,547        728,965         156,558           590,429         640,108
    1,216,200         65,546          68,386           457,463         486,643
   (2,598,626)      (479,825)       (483,428)       (1,786,489)     (1,904,153)

-------------------------------------------------------------------------------
     (179,879)       314,686        (258,484)         (738,597)       (777,402)
-------------------------------------------------------------------------------


        4,313            217             338            15,228           6,337
       96,968          1,384           2,720             5,770           7,620
     (233,905)       (32,217)        (68,550)          (71,446)        (64,320)

-------------------------------------------------------------------------------
     (132,624)       (30,616)        (65,492)          (50,448)        (50,363)
-------------------------------------------------------------------------------


      129,239          1,986              --            11,388          10,872
      237,758            444             897             3,590           4,547
     (645,478)       (13,773)        (50,828)          (25,418)        (54,202)

-------------------------------------------------------------------------------
     (278,481)       (11,343)        (49,931)          (10,440)        (38,783)
-------------------------------------------------------------------------------


      183,467             --              --           162,565         528,316
      299,437            120             114            67,594         189,901
   (2,226,209)            --              --          (282,094)     (6,666,425)

-------------------------------------------------------------------------------
   (1,743,305)           120             114           (51,935)     (5,948,208)
-------------------------------------------------------------------------------

                               GE
                             MONEY
                            MARKET
                             FUND*
      Year Ended       Year Ended
   September 30,    September 30,
        2007             2006
-----------------------
     118,407,016       85,429,044
      11,042,955        8,413,007
    (78,343,049)     (94,147,694)
-----------------------
     51,106,922         (305,643)
-----------------------
              --               --
              --               --
             --               --
-----------------------
             --               --
-----------------------
              --               --
              --               --
             --               --
-----------------------
             --               --
-----------------------
              --               --
              --               --
             --               --
-----------------------
             --               --

-----------------------




See Notes to Financial Statements.

89



                                                              September 30, 2007

Notes to Financial Statements

1. ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It comprises fourteen portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Value Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund and GE Money Market Fund. The Funds (except GE Money Market
Fund) are presently authorized to issue four classes of shares. As of September 30, 2007, each Fund had four share classes active, except for GE Government Securities Fund, which had only three classes active and GE Money Market Fund, which had only one active class. As of January 29, 2006, Class Y shares were closed to new investors and may be purchased only by existing Class Y shareholders of record that still hold Class Y shares of any Fund. As of January 29, 2007, Class B shares of all Funds were closed to new investments.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):






5.75%                             4.25%                              2.50%

-------------------------------------------------------------------------------


GE U.S. Equity Fund GE Government Securities Fund GE Short-Term Government Fund

GE Value Equity Fund          GE Tax-Exempt Fund

GE Small-Cap Equity Fund      GE Fixed Income Fund

GE Global Equity Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund




There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus.

Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:






4.00%                             3.00%

------------------------------------------------------------------------------


GE U.S. Equity Fund               GE Government Securities Fund

GE Value Equity Fund              GE Short-Term Government Fund

GE Small-Cap Equity Fund          GE Tax-Exempt Fund

GE Global Equity Fund             GE Fixed Income Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund






                                                                              90



                                                              September 30, 2007

Notes to Financial Statements

The contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge imposed on Class C (level load) redemptions for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to shares of GE Money Market Fund or Class Y shares of all Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occuring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, the GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing

91



                                                              September 30, 2007

Notes to Financial Statements


standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management Incorporated ("GEAM") to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.


                                                                              92



                                                              September 30, 2007

Notes to Financial Statements

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded

93



                                                              September 30, 2007

Notes to Financial Statements


as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At September 30, 2007 information on the tax cost of investments is as follows:






                               Cost of        Gross Tax     Gross Tax
                             Investments     Unrealized    Unrealized
                          for Tax Purposes  Appreciation  Depreciation
----------------------------------------------------------------------

GE U.S. Equity Fund         $409,311,007     $72,468,956  $(12,279,008)
GE Value Equity Fund          54,607,837       8,029,973    (1,167,283)
GE Small-Cap Equity Fund      68,738,690      17,243,338    (4,302,583)
GE Global Equity Fund         59,622,758      19,150,585      (835,065)
GE International Equity
  Fund                        48,431,775      21,820,299      (647,342)
GE Premier Growth Equity
  Fund                       238,766,087      46,615,458    (8,776,284)
GE Strategic Investment
  Fund                       159,117,629      30,590,447    (3,376,848)
GE Government Securities
  Fund                       155,129,411       1,357,042      (439,331)
GE Short-Term Government
  Fund                       128,590,143         608,505    (1,030,806)
GE Tax-Exempt Fund            32,352,729         602,728       (98,241)
GE Fixed Income Fund         194,665,901         903,379    (3,885,814)
GE Money Market Fund         263,272,333              --            --


                               Net Tax
                            Appreciation/
                           (Depreciation)     Undistributed
   Net Tax Appreciation/   on Derivitives,  Ordinary Income/
     (Depreciation) on      Currency and      (Accumulated
       Investments       Other Net Assets   Ordinary Loss)
------------------------------------------------
      $60,189,948                 5           6,107,963
        6,862,690                --           1,283,631
       12,940,755                --           1,903,931
       18,315,520             4,474             349,219
       21,172,957            (3,249)            631,154
       37,839,174                --           1,144,716
       27,213,599             4,517           3,148,390
          917,711               218             (35,815)
         (422,301)               --             105,829
          504,487                --              18,548
       (2,982,435)            6,223             800,434
               --                --                 120


                            Undistributed
                          Long - Term Gains/     Post October
                             (Accumulated           Losses
                             Capital Loss)    (see Detail Below)
----------------------------------------------------------------

GE U.S. Equity Fund            36,089,667            (2,858)
GE Value Equity Fund            7,853,381                --
GE Small-Cap Equity Fund       12,964,991                --
GE Global Equity Fund           7,487,585            (2,326)
GE International Equity
  Fund                          6,412,642            (9,874)
GE Premier Growth Equity
  Fund                         21,467,353                --
GE Strategic Investment
  Fund                         13,704,937                --
GE Government Securities
  Fund                        (15,828,315)               --
GE Short-Term Government
  Fund                         (3,383,086)         (183,746)
GE Tax-Exempt Fund               (255,277)         (291,606)
GE Fixed Income Fund           (4,365,613)          (57,787)
GE Money Market Fund                 (120)               --



As of September 30, 2007, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable

                                                                              94



                                                              September 30, 2007

Notes to Financial Statements

that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2007, there were no capital loss carryover expirations. During the year ended September 30, 2007, GE Global Equity Fund and GE International Equity Fund utilized capital loss carryovers in the amounts of $1,752,492 and $712,185 respectively.



Fund                                      Amount             Expires
-----------------------------------------------------------------------------

GE Government Securities Fund                $13,720,717           9/30/08
                                                 357,554           9/30/14
                                               1,750,044           9/30/15
GE Short-Term Government Fund                         31           9/30/12
                                                 543,478           9/30/13
                                                 804,966           9/30/14
                                               2,034,611           9/30/15
GE Tax-Exempt Fund                                33,942           9/30/08
                                                 115,020           9/30/09
                                                   5,270           9/30/11
                                                  14,537           9/30/12
                                                  47,679           9/30/14
                                                  38,829           9/30/15
GE Fixed Income Fund                           1,344,013           9/30/14
                                               3,021,600           9/30/15
GE Money Market Fund                                 120           9/30/10



Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2006 as follows:



Fund                                              Capital           Currency
-----------------------------------------------------------------------------

GE U.S. Equity Fund                               $     --            $2,858
GE Value Equity Fund                                   --                --
GE Small-Cap Equity Fund                               --                --
GE Global Equity Fund                                   --             2,326
GE International Equity Fund                            --             9,874
GE Premier Growth Equity Fund                         --                --
GE Strategic Investment Fund                          --                --
GE Government Securities Fund                         --                --
GE Short-Term Government Fund                    183,746                --
GE Tax-Exempt Fund                               291,606                --
GE Fixed Income Fund                              57,787                --
GE Money Market Fund                                  --                --





95



                                                              September 30, 2007

Notes to Financial Statements

The tax composition of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:



                                    Year ended September 30, 2007
                              ----------------------------------------
                                Exempt       Ordinary      Long-Term
                               Interest       Income     Capital Gains
----------------------------------------------------------------------

GE U.S. Equity Fund           $       --   $10,697,226    $40,159,560
GE Value Equity Fund                  --       762,774      5,189,716
GE Small-Cap Equity Fund              --       603,584     11,164,264
GE Global Equity Fund                 --       383,827             --
GE International Equity Fund          --       449,938         46,507
GE Premier Growth Equity
  Fund                                --     2,037,265     45,445,275
GE Strategic Investment Fund          --     3,348,885     12,892,565
GE Government Securities
  Fund                                --     5,022,409             --
GE Short-Term Government
  Fund                                --     4,248,569             --
GE Tax-Exempt Fund             1,026,789        38,761             --
GE Fixed Income Fund                  --     7,310,915             --
GE Money Market Fund                  --    11,692,547             --

              Year ended September 30, 2006

   ----------------------------------------
       Exempt       Ordinary      Long-Term
    Interest       Income     Capital Gains
--------------------------------
    $       --   $10,798,894    $27,586,189
            --       447,277      4,057,740
            --       972,418      2,614,423
            --       360,574             --
            --     1,038,797             --
            --       978,986     12,799,573
            --     5,533,017     16,767,751
            --     5,387,445             --
            --     3,752,930             --
     1,101,228        49,980             --
            --     9,390,998
            --     8,910,335             --






















DISTRIBUTIONS TO SHAREHOLDERS GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.


                                                                              96



                                                              September 30, 2007

Notes to Financial Statements

The reclassification for the year ended September 30, 2007 were as follows:



                          Undistributed
                          Investment      Accumulated      Unrealized    Paid in
                          Income       Net Realized Loss      Gain       Capital
--------------------------------------------------------------------------------

GE U.S. Equity Fund       $ (2,858)         $   2,858        $    --    $     --
GE Value Equity Fund            --                 --             --          --
GE Small-Cap Equity Fund  150,549           (144,448)        16,019     (22,120)
GE Global Equity Fund       3,347             (3,347)             --          --
GE International Equity Fund
                           (9,044)             9,044              --          --
GE Premier Growth Equity Fund
                          293,391           (293,391)             --          --
GE Strategic Investment Fund
                       44,257            (44,257)             --          --
GE Government Securities Fund
                      20,563            (20,563)             --          --
GE Short-Term Government Fund
                          --                 --              --          --
GE Tax-Exempt Fund
                            --                 --              --          --
GE Fixed Income Fund    51,479            (51,479)             --          --
GE Money Market Fund        --                 --              --          --



On July 13, 2006, the FASB released FIN 48, "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is applied to all open years as of the effective date. At this time, management does not anticipate any impact on the Financial Statements.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

SHORT-TERM TRADING (REDEMPTION) FEES Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital.

3. LINE OF CREDIT

The Trust shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its

97



                                                              September 30, 2007

Notes to Financial Statements


net assets, or $25 million. The credit facility was not utilized by the Trust during the period ended September 30, 2007.

4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis to the levels stated in the schedule below through January 29, 2008. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued without notice in the future.






                                     Annualized based on average daily net asset
                                   ---------------------------------------------

                                       Advisory and              Other Operating
                                   Administration Fees           Expense Limits*
--------------------------------------------------------------------------------


GE U.S. Equity Fund                         0.40%                        0.30%

GE Value Equity Fund                        0.55%                        0.40%

GE Small-Cap Equity Fund                    0.70%                        0.39%

GE Global Equity Fund                       0.75%                        0.71%

GE International Equity Fund                0.80%**                      0.70%

GE Premier Growth Equity Fund               0.60%**                      0.30%

GE Strategic Investment Fund                0.35%                        0.35%

GE Government Securities Fund               0.40%                        0.30%

GE Short-Term Government Fund               0.30%**                      0.25%

GE Tax-Exempt Fund                          0.35%                        0.27%

GE Fixed Income Fund                        0.35%                        0.25%

GE Money Market Fund                        0.25%                        0.25%





    * GEAM has agreed to assume certain other operating expenses of the Fund to maintain expense levels at or below predetermined limits. These expense limitations for each fund will remain in effect through January 29, 2008.
   ** With respect to these Funds, administration fees (amounting to .05%) are imposed pursuant to a separate agreement.

GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 3 years from the date the expenses were incurred (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of September 30, 2007, the following Funds have expenses eligible for reimbursement as detailed below:



                                       Expenses
                                     Eligible for       Expenses       Expenses
                                     Recoupment --      Waived --   Recouped --
Fund                 BEGInning of Year   Current Year   Current Year    Expired
-------------------------------------------------------------------------------

GE Value Equity Fund                    62,318            3,417         (23,665)
GE Government Securities Fund               --            8,313              --
GE Short-Term Government Fund          143,650              360         (19,406)
GE Tax-Exempt Fund                      95,170           67,493              --
GE Fixed Income Fund                   133,825           15,078          (7,438)

                  Total Expenses
                   Eligible for
   Expenses      Recoupment --
 September 30, 2007
-----------------------                                                      98
     (35,480)          6,590
           --           8,313
     (59,305)         65,299
      (15,140)        147,523
     (13,600)        127,865
                                                              September 30, 2007

Notes to Financial Statements

The expenses eligible for recoupment at September 30, 2007 are set to expire as follows:



                                                Expires
Fund                              Amount     September 30,
-----------------------------------------------------------

GE Value Equity Fund             $   909          2008
                                   2,264          2009
                                   3,417          2010
GE Government Securities           8,313          2010
GE Short-Term Government Fund     49,554          2008
                                  15,385          2009
                                     360          2010
GE Tax-Exempt Fund                31,703          2008
                                  48,327          2009
                                  67,493          2010
GE Fixed Income                   15,765          2008
                                  97,022          2009
                                  15,078          2010



The Funds paid the following fees to GEAM for advisory and administrative services for the period ended September 30, 2007. All other administrative fees were paid to either GENPACT as noted below, or State Street Bank & Trust Co.






                                                               Advisory and
Fund                                                       Administrative Fees
------------------------------------------------------------------------------


GE U.S. Equity Fund                                               $1,796,413

GE Value Equity Fund                                                 344,917

GE Small-Cap Equity Fund                                             611,706

GE Global Equity Fund                                                504,036

GE International Equity Fund                                         488,155

GE Premier Growth Equity Fund                                      1,886,991

GE Strategic Investment Fund                                         602,197

GE Government Securities Fund                                        502,622

GE Short-Term Government Fund                                        290,166

GE Tax-Exempt Fund                                                    93,744

GE Fixed Income Fund                                                 501,684

GE Money Market Fund                                                 587,475




Effective January 1, 2002, GENPACT began performing certain accounting and certain administration services not provided by GEAM. For the period ended September 30, 2007, $28,548 was charged to the Funds and was allocated pro rata across funds and share classes based upon relative net assets.


99



                                                              September 30, 2007

Notes to Financial Statements

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary effective January 1, 2006 of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is 0.85%) and 1.00% for Class C (level load) shares. Currently, Class Y shares are not subject to a 12b-1 fee.

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)


SECURITY LENDING PROGRAM GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending transactions. The participation of all the other Funds in the Securities lending program administered by State Street Bank and Trust Company was effectively terminated on September 21, 2007.

For the period ended September 30, 2007, the GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund paid $1,819,972; $1,490,943; and $1,428,210 respectively to GEAM. GEAM paid all fees received to third-party brokers.

OTHER For the period ended September 30, 2007, GEID acting as underwriter received net commissions of $33,929 from the sale of Class A shares and $66,346 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.

5. SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the GE Small-Cap Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays Palisade a monthly sub-advisory fee, which is calculated as a percentage of the average daily net assets of the Fund.


                                                                             100



                                                              September 30, 2007

Notes to Financial Statements

6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended September 30, 2007, were as follows:






                                   Purchases          Sales

----------------------------------------------------------------


GE U.S. Equity Fund              $234,223,996      $250,708,419

GE Value Equity Fund               36,594,269        48,560,757

GE Small-Cap Equity Fund           31,524,651        51,886,316

GE Global Equity Fund              43,631,512        45,021,875

GE International Equity Fund       23,915,013        22,722,835

GE Premier Growth Equity Fund      86,758,033       199,621,352

GE Strategic Investment Fund      224,911,881       240,064,676

GE Government Securities Fund     446,463,864       468,834,286

GE Short-Term Government Fund     145,031,211       120,500,916

GE Tax-Exempt Fund                 14,924,549        10,519,086

GE Fixed Income Fund              630,483,506       635,951,340


OPTIONS During the period ended September 30, 2007, the following option contracts were written:



                              GE Small-Cap              GE Strategic
                                 Equity                  Investment
                        ------------------------   -----------------
                           Number                     Number
                        of Contracts    Premium    of Contracts   Premium
--------------------------------------------------------------------------

Balance as of
September 30, 2006            --       $      --         50       $  1453

Written                      489         159,928         55           646

Closed and Expired          (489)       (159,928)      (105)       (2,099)

--------------------------------------------------------------------------

Balance as of
September 30, 2007            --       $      --         --       $    --
--------------------------------------------------------------------------
             GE Government
             Securities             GE Fixed Income
-----   ----------------------   ----------------------
   Number                   Number
   of Contracts   Premium   of Contracts   Premium
-------------------------------------------------
        130       $ 3,343        220       $ 6,560
        155         1,808        170         1,939
      (285)       (5,151)      (390)       (8,499)
-------------------------------------------------
         --       $    --         --       $    --
-------------------------------------------------

SECURITY LENDING At September 30, 2007, the following Funds participated in security lending:






                                       Loaned securities               Cash
                                 (including accrued interest)      Collateral*
--------------------------------------------------------------------------------


GE Government Securities Fund             $35,347,340              $36,152,437

GE Short-Term Government Fund              29,351,776               29,956,415

GE Fixed Income Fund                       31,742,823               32,444,817





   * Collateral was adjusted on October 1, 2007 to reflect the September 30, 2007 change in value of securities on loan.


101



                                                              September 30, 2007

Notes to Financial Statements

7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2007 were:





                                                          5% or Greater
                                                           Shareholders
                                                     -----------------------
                                                           % of Fund Held by
                                  Number   % of Fund Held     GE Affiliates*
-----------------------------------------------------------------------------


GE U.S. Equity Fund                   1           26%                0%

GE Global Equity Fund                 1           33%               33%

GE International Equity Fund          3           30%                6%

GE Premier Growth Equity Fund         1            5%                0%

GE Short-Term Government Fund         2           55%               44%

GE Fixed Income Fund                  1            6%                0%

GE Small-Cap Equity Fund              1            6%                0%

GE Tax Exempt Fund                    1           16%                0%




Investment activities of these shareholders could have a material impact on the Funds.
   * Included in the 5% or Greater Shareholder Percentage.


                                                                             102



                                    (GRAPHIC)

The Shareholders and Board of Trustee
GE Funds

We have audited the accompanying statements of assets and liabilities of the GE U.S. Equity Fund, GE Value Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund, each a series of GE Funds (collectively, the "Funds"), including the schedules of investments, as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2003 were audited by other independent registered public accountants whose report thereon, dated November 21, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE U.S. Equity Fund, GE Value Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund as of September 30, 2007, the results of their operations, changes in their net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

                                                     (KPMG LLP)

Boston, Massachusetts
November 26, 2007


103



GE Funds



The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2007, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:



                  Total Foreign    Total Foreign
                  Source Income      Taxes Paid
------------------------------------------------

GE
  Interna-
  tional
  Equity Fund       $1,692,873        $151,924



Of the dividends paid from net investment income by the GE Tax Exempt Fund for the tax period ended September 30, 2007, 96.37% represent exempt interest dividends for Federal income tax purposes.

During the year ended September 30, 2007, the following Funds paid to shareholders of record on December 21, 2006, the following long-term capital gain dividends reported on Form 1099 for 2006:



Fund                              Per Share Amount
--------------------------------------------------

GE U.S. Equity Fund                   $2.84043
GE International Equity Fund           0.01691
GE Strategic Investment Fund           1.98789
GE Premier Growth Equity Fund          3.95602
GE Value Equity Fund                   0.98064
GE Small Cap Equity Fund               2.14491





For the fiscal year ended September 30, 2007, certain dividends paid by the fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:



Fund                                      QDI
------------------------------------------------

GE U.S. Equity Fund                   10,093,455
GE Global Equity Fund                    383,827
GE International Equity Fund             449,938
GE Strategic Investment Fund           1,932,324
GE Premier Growth Equity Fund          2,037,265
GE Value Equity Fund                     762,774
GE Small Cap Equity Fund                 264,352



For corporate shareholders the following represent the amounts that may be eligible for the corporate dividends received deduction:



Fund Name                                 DRD
-----------------------------------------------

GE U.S. Equity Fund                      93.17%
GE Global Equity Fund                    92.79%
GE Strategic Investment Fund             36.71%
GE Premier Growth Equity Fund           100.00%
GE Value Equity Fund                    100.00%
GE Small Cap Equity Fund                 43.80%



The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.


                                                                             104



                                                                     (unaudited)

Additional Information

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  58

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds at GE Asset Management since March 2007; Executive Vice President of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   48

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board and President of GE
Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Treasurer, GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  46

POSITION(S) HELD WITH FUND  Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.


105



                                                                     (unaudited)

Additional Information

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds, GE LifeStyle Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investment Funds, Inc. since July 2007.

--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller -- Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Senior Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- three years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A


                                                                             106



                                                                     (unaudited)

Additional Information

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  71

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

-----------
The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.


107



                                                                     (unaudited)

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is an Executive Vice President of GE Asset Management and Chief Investment Officer U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the GE PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE TAX-EXEMPT FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is a Director and Executive Vice President of GE Asset Management and President-Fixed Income at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND and has been responsible for the fixed income portion of the GE STRATEGIC INVESTMENT FUND. He has served on the portfolio management team for the GE GOVERNMENT SECURITIES FUND since February 2000. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

MARK DELANEY is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the GE FIXED INCOME FUND since joining GE Asset Management in April 2002. Prior to joining GE Asset Management, Mr. Delaney was Senior Portfolio Manager at Smith Graham since August 1994.

DONALD J. DUNCAN is a Vice President of GE Asset Management. He is a portfolio manager of the GE MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager -- Short Term Securities in 1990 and Vice President -- Money Markets in 2002.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. EQUITY FUND and the GE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE FIXED INCOME FUND, GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

ROBERT JASMINSKI is a Vice President of GE Asset Management. He has been a portfolio manager for the GE GLOBAL EQUITY FUND since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a Fixed Income Specialist and has been an International

                                                                             108



                                                                     (unaudited)

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES (continued)



Equity Analyst and an International Small-Cap portfolio manager since 1998.

MARK H JOHNSON is a Senior Vice President of GE Asset Management and Senior Portfolio Manager of Structured Products. He has been a member of the portfolio management team for the GE FIXED INCOME FUND and GE GOVERNMENT SECURITIES FUND since September 2007. Mr. Johnson joined GE in 1998 with Employers Reinsurance Corporation prior to moving to GE Asset Management in 2002.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management and President -- International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the GE STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became and Executive Vice President in 1992.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the GE U.S. EQUITY FUND and GE STRATEGIC INVESTMENT FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.

DAIZO MOTOYOSHI is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE GLOBAL EQUITY FUND since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an International Equity Analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

PAUL NESTRO is a Vice President of GE Asset Management. He joined GE Asset Management in January 1993 and has been a member of the portfolio management team of the GE INTERNATIONAL EQUITY FUND since February 2007.

JAMES F. PALMIERI is an Assistant Portfolio Manager of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE FIXED INCOME FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the GE FIXED INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. EQUITY FUND since January 2001 and for the GE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

CHITRANJAN SINHA is a portfolio manager and senior quant analyst at GE Asset Management. He has served on the portfolio management team for GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since September 2007. Mr. Sinha joined GE Asset Management in 1997 and has held a variety of research and strategy positions at GE Asset Management.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President

109



                                                                     (unaudited)

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES (continued)



for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management and President -- U.S. Equities at GE Asset Management. She has led the team of portfolio managers for the GE U.S. EQUITY FUND since June 2007 and the GE STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- Domestic Equities in 1991, Senior Vice President -- International Equities in 1995,
President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

DIANE M. WEHNER is a Vice President of GE Asset Management. She has been a portfolio manager of the GE STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

JACK FEILER is a portfolio manager of GE SMALL-CAP EQUITY FUND and President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the GE SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President -- Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager at Palisade Capital Management L.L.C. (sub-adviser). Mr. Schwartz joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Veru is a managing member and Co-Investment Officer of Palisade Capital Management L.L.C (sub-adviser). Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1986 through 1992. Mr. Veru graduated from Franklin Marshall College.


                                                                             110



                                                                     (unaudited)

Investment Team

TRUSTEES

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARY

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Scott R. Fuchs

Christopher M. Isaacs

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, Chief Executive Officer

Paul M. Colonna, EVP, President -- Fixed Income

Michael J. Cosgrove, EVP, President and Chief Executive
Officer -- Mutual Funds

D. Scott Dolfi, EVP, Chief Operating Officer

Kathryn D. Karlic, EVP, President -- Institutional Sales and Marketing

Ralph R. Layman, EVP, President -- International Equities

Matthew J. Simpson, EVP, General Counsel and Secretary

Judith M. Studer, EVP, President -- U.S. Equities Investments

Donald W. Torey, EVP, President -- Alternative Investments and Real Estate

John J. Walker, EVP, Chief Financial Officer



INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR

GE Investment Distributors, Inc
Member FINRA and SIPC

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC
GE Mutual Funds
P.O. Box 9838
Providence, RI 02940

CUSTODIAN

State Street Bank & Trust Company



At GEAM, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.



111



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113



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                                                                             114



                                                                     (unaudited)

GE FUND'S BRIGHTEST STARS






                            AVERAGE ANNUAL TOTAL RETURNS**
                  -----------------------------------------------------
                                       INCEPTION       ONE      THREE      FIVE
AS OF 9/30/07                            DATE*         YEAR     YEARS     YEARS
--------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------

GE Strategic Investment Fund
  Class B****                           12/22/93      18.15%    11.73%    11.72%
--------------------------------------------------------------------------------
GE Strategic Investment Fund
  Class A****                            2/22/93      19.03%    12.56%    12.55%
--------------------------------------------------------------------------------
GE Strategic Investment Fund
  Class Y****                           11/29/93      19.31%    13.10%    12.99%
--------------------------------------------------------------------------------
GE Short Term Government Fund
  Class Y****                             3/2/94       5.12%     3.41%     2.74%
--------------------------------------------------------------------------------


       TEN         SINCE     MORNINGSTAR(TM)***
      YEARS      INCEPTION     OVERALL RATING
------------------------------------

------------------------------------
      7.22%        9.15%           ****
-----------------------------------
      7.72%        9.56%           ****
-----------------------------------
      8.06%        9.86%           ****
-----------------------------------
      4.59%        4.89%           ****
-----------------------------------




     * Commencement of operations

    ** These returns do not reflect the impact of any sales loads or redemption fees, which are reflected in the MD&A.

   *** The GE Strategic Investment Fund Class B was rated among 891,671 and 379
       Moderate Allocation funds for the three, five and ten-year periods respectively.

       The GE Strategic Invest Fund Class A was rated among 891,671 and 379 Moderate Allocation Funds for the three, five and ten-year periods respectively.

       The GE Strategic Investment Fund Class Y was rated among 891,671 and 379 Moderate Allocation Funds for the three, five and ten-year periods respectively.

       The GE Short-term Government Fund Class Y was rated among 166, 151 and 118 Short term Government Fund for the three, five and ten-year periods respectively.

  **** As of January 29, 2006, Class Y shares were closed to new investors and may be purchased only by existing Class Y shareholders of record that still hold Class Y shares of any Fund.

Past performance is no guarantee of future results. (C)2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics. The GE Premier Growth Equity Fund Class Y Shares received three stars for the three-year period, three stars for the five-year period and five stars for the ten-year period. The GE Strategic Investment Fund Class Y Shares received four stars for the three-year period, four stars for the five-year period and four stars for the ten-year period. RATINGS FOR OTHER GE FUNDS OR OTHER CLASSES OF SHARES MAY BE DIFFERENT. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The l Morning Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

BEFORE INVESTING IN A GE FUND, YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND. FOR A FREE COPY OF A FUND'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, PLEASE VISIT OUR WEBSITE AT WWW.GEFUNDS.COM OR CALL 1-800-242-0134. PLEASE READ THE FUND PROSPECTUS CAREFULLY BEFORE YOU INVEST.

GE Investment Distributors, Inc., Member NASD/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Funds.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT



INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
member NASD and SIPC
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

www.gefunds.com

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SHAREHOLDER INQUIRIES

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Please contact your financial advisor, or if you receive account statements directly from GE Funds, call (800) 242-0134. Telephone representatives are available from 8:30 am to 8:00 pm. Correspondence can be mailed to:

GE MUTUAL FUNDS
C/O PFPC
P.O. BOX 9838
PROVIDENCE, RI 02940

Also, visit us on the web at http://www.gefunds.com.


Y SHARE CLASS INVESTORS:
Contact your designated GE Asset Management account representative.

401(K) PLAN INVESTORS:
Call your company's designated plan number.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds website at http://www.gefunds.com; and (iii) on the Commissions website at http://www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds website at http://www.gefunds.com; and (ii) on the Commissions website at http://www.sec.gov.



                                                  GEF-1 (9/07)     903105

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT


(GE LOGO)

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link: www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $220,400 in 2006 and $231,400 in 2007.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2006 or 2007 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2006 and $0 in 2007.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 06, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 06, 2007

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE FUNDS

Date:  December 06, 2007

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the